[Graphics: U.S. Global Investors Logo and photo of world taken from outerspace]

                                 ANNUAL REPORT

                          U.S. GLOBAL INVESTORS FUNDS
                                 JUNE 30, 2001
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                          U.S. GLOBAL INVESTORS FUNDS
                                 -------------
                                 ANNUAL REPORT
                                 -------------
                                 JUNE 30, 2001


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 TABLE OF CONTENTS
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LETTER TO SHAREHOLDERS ...................................................   1

LETTER FROM THE DIRECTOR OF RESEARCH .....................................   4

MANAGEMENT TEAMS' PERSPECTIVES ...........................................   6

PORTFOLIOS OF INVESTMENTS ................................................  36

NOTES TO PORTFOLIOS OF INVESTMENTS .......................................  69

STATEMENTS OF ASSETS AND LIABILITIES .....................................  72

STATEMENTS OF OPERATIONS .................................................  76

STATEMENTS OF CHANGES IN NET ASSETS ......................................  80

NOTES TO FINANCIAL STATEMENTS ............................................  87

FINANCIAL HIGHLIGHTS .....................................................  95

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS ................................. 100

ADDITIONAL INFORMATION ................................................... 101

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 QUOTRON SYMBOLS
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U.S. TREASURY SECURITIES CASH FUND ....................................  USTXX

U.S. GOVERNMENT SECURITIES SAVINGS FUND ...............................  UGSXX

TAX FREE FUND .........................................................  USUTX

NEAR-TERM TAX FREE FUND ...............................................    N/A

EQUITY INCOME FUND ....................................................  USINX

ALL AMERICAN EQUITY FUND ..............................................  GBTFX

CHINA REGION OPPORTUNITY FUND .........................................  USCOX

GLOBAL RESOURCES FUND .................................................  PSPFX

WORLD GOLD FUND .......................................................  UNWPX

GOLD SHARES FUND ......................................................  USERX


[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1*800*US*FUNDS
Fax 210*308*1217
www.usfunds.com

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DEAR SHAREHOLDER,

The market's  volatility has been exacerbated by a
delayed Y2K crisis,  which in turn has  devastated
fortunes  created  in large  part by the  decade's      ------------------
bull  market.   In  other  words,  many  companies      |Photo of        |
overbuilt to prevent a Y2K problem and now have no      |Frank E. Holmes,|
need to continue  spending  billions of dollars on      |Chairman and CEO|
routers,   servers   and   software,   etc.   Upon      |U.S. Global     |
reflection of the recent profit cycle, it is quite      |Investors, Inc. |
clear the peak in corporate  earnings for the past      ------------------
economic cycle was in the fourth quarter of 1999, coinciding with the preparation to prevent a Y2K crisis. These earnings results from strong sales in the last quarter of 1999 were not reported until the first quarter of 2000. It was the first quarter of 2000 that the Nasdaq, S&P 500 and Dow Jones Industrials peaked in prices. The overbuilding in 1999 has mainly impacted two sectors: technology and telecommunications. At the pinnacle of prices in March 2000, these sectors represented over 40 percent of the S&P 500(1) market value. The decline in these two sectors had a massive impact on all security valuations. The magnitude of the lost market value has been in the trillions of dollars.

We have had to confront this by re-evaluating and redesigning our investment models and strategies in light of the implosion of earnings and faster dissemination of information. Our Director of Research, Dr. Michael Ingraham, discusses these changes in greater detail later in this report. It is becoming evident that the Wall Street forecasts were extremely biased, and the media has recently written about these conflicts of interests. Many have alleged that recommendations and forecasted earnings were misleading. Even Congress is reviewing market activity in this area. Our new procedures and models for picking stocks and portfolio sector weightings have been designed to be much more robust and sensitive with the ability to quickly capture changes in revenue trends and earnings. Since the introduction of this new model, we have noted progress in relative performance to previous quarters compared to our peer group. We remain cautious and confident that our model will guide us through this economic downturn and extreme short-term price volatility.

July 2001 provided another indication of the technology/telecom sector slowdown. Again, while this was another quarter where many of the major technology and telecom companies warned of lower earnings, the focus of the companies was on forward-looking guidance and indications as to when we may see a turnaround in the sector. However, the visibility for a turnaround still appears fuzzy. In the end, the earnings results for the June quarter for all sectors were mixed and the product demand uncertainty in the market continues as the economic weakness appears to be spreading to Asia and Europe.

According to First Call Research, the slashing of S&P 500 earnings expectations continues. Currently, third-quarter forecasted earnings warnings are about six times those for the same quarter of a year ago. Many investors have gone to the sidelines to safer harbors such as our government money market funds.(2)

The First Call valuation model (comparing the forward four quarter P/E ratios to the inverse of the interest rate on the 10-year Treasury) indicates that the Nasdaq is still overvalued, especially since the April 2001 slippage in technology earnings. More positively, the S&P 500 is only slightly overvalued and any uptick in earnings could lead to a sustainable rally.

Gold is down, yet gold stocks have rallied in anticipation of falling interest rates. Interestingly, non-hedged gold stocks have demonstrated the best price action. Even though some of the best performing gold stocks, like Newmont Mining Corp.--unhedged (0.25% of the total net assets of the World Gold Fund and 0.19% of the total net assets of the Gold Shares Fund, as of 6/30/01 respectively), have reported losses, they have outperformed Barrick Gold Corp.--hedged (4.76% of the total net assets of the World Gold Fund and 4.53% of the total net assets of the Gold Shares Fund, as of 6/30/01 respectively), which has a stronger balance sheet and is profitable. The junior and micro-cap gold stocks remain weak with little interest by retail or institutional

                                                                               1

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investors.  The  decline  in share  price of small  gold  producers  and  junior exploration companies has hurt the performance of the World Gold Fund(3), and these companies will need a gold price above $290 per ounce to ignite and sustain higher share prices. We have seen some spectacular price gains in these stocks when gold has rallied to the $290 per ounce level, only to fall back with any gold price retrenchment. Even though the world economies are slowing, gold demand is 1 percent above the opening six months of 2000. Jewelry demand remained stronger than investment demand.

The platinum and palladium (PGM) prices have declined in the first half of 2001 in reaction to the economic slowdown. Some of the South African PGM producers have fallen substantially, yet remain profitable companies having healthy dividend yields such as Impala Platinum Holdings at 17% (1.77% of the total net assets of the World Gold Fund and 6.77% of the total net assets of the Gold Shares Fund, as of 6/30/01 respectively) and Anglo American Platinum Corp. at 8% (4.01% of the total net assets of the Gold Shares Fund, as of 6/30/01). However, the PGM producer share prices have been a drag on the performance of our gold funds for the past six months because they have traded lower in sympathy with the lower PGM prices.

The key short-term driver to gold price action is the lease rates for gold loans. Lease rates are the cost of money for borrowing gold from central banks, a mechanism used by many mining companies to borrow cheaply and lock in gold prices. This mechanism must be well managed or companies can be extremely vulnerable if the price of gold spikes up in price. There appears to be a strong correlation in the direction of lease rates and gold prices. A key long-term driver for gold prices is European central bank sales.

The key short-term driver for PGM prices is Russian sales, in particular, palladium. Also, global gross domestic product trends are significant to long-term price actions in both gold and PGMs.

An incredible fact is that investors have lost more money in the past year in one Internet fund than all the gold funds' combined assets for the past five years. The devastation of wealth from Internet-related stocks far outweighs the long-term bear market in gold stocks. We have always advocated that our gold funds should represent only a small portion of one's diversified investment plan and that investors should avoid the emotional price swings by using a dollar-cost averaging program, such as our ABC Investment Plan(R)(4), to build your position. It is quite amazing that over the past decade there has been so much negative news on gold investments, yet the greatest short-term destruction of wealth has not been gold stocks, but rather Internet stocks which report new bankruptcies every week.

Expense ratios, particularly for our resource-related funds, are an important issue for shareholders. The critical driver for such high expense ratios is the extremely small average account size of these funds when compared to other resource-related funds. For example, the majority of Gold Shares Fund investors have accounts with less than $1,000, and this drives up the expense ratio of the fund. Fixed costs, including charges for monthly statements, toll-free telephone service and Internet shareholder account access, are approximately $25 per account. For a $1,000 account, this represents 250 basis points (2.5%) of expense, whereas for a $25,000 account, the cost would only be 10 basis points (0.1%). These services are basic fixed costs that must be paid for. Several of our competitors have recently increased their minimum account balance to $10,000, with additional fees for accounts with less than $10,000. So we are urging investors to establish our ABC Investment Plan(R), our dollar-cost averaging program, or increase their account balance to $5,000.

Our management fee is a variable fee. When fund assets decline, our wealth and cash flow also decline. Therefore, we have the same interests as our shareholders in desiring the portfolios to increase in value. However, the basic fixed costs for all accounts must be paid regardless of asset size. Please know that we are mindful of the funds' expense ratios and the need to provide great service.

2

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Our tax free funds continue to deliver healthy tax free income. They have become a home for investors seeking diversification and needing monthly income because money market yields and CD yields have been declining. We strongly recommend our tax free funds as a critical part of a diversified strategy.

In closing, the recent announcement that Beijing will host the 2008 Olympic Summer Games will only be positive for China's economy. This prestigious exposure should fast track its maturity as a responsible global leader.

Sincerely,

/s/ Frank Holmes

Frank Holmes
Chairman & CEO
U.S. Global Investors, Inc.

For more information on any of our funds, including charges and ongoing expenses, obtain a prospectus by logging on to www.usfunds.com or by calling 1-800-US-FUNDS. Please read the prospectus carefully before you invest or send money.

--------------------
(1) The S&P 500 is an unmanaged but commonly used measure of common stock total return performance.

(2) An investment in either the U.S. Government Securities Savings Fund or the U.S. Treasury Securities Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

(3) The fund may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 3% - 5% of your portfolio in gold or gold stocks.

(4) A program of regular investing doesn't assure a profit or protect against loss in a declining market. You should evaluate your ability to continue in such a program in view of the possibility that you may have to redeem fund shares in periods of declining share prices as well as in periods of rising prices.

                                                                               3

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FROM THE DIRECTOR OF RESEARCH
MICHAEL L. INGRAHAM, PH.D.

The U.S. is experiencing an economic slowdown, and the evidence underlying market activity is relatively clear. While there are disagreements about the depth and breadth of the slowdown, the general consensus is that the U.S. economy is headed for a hard landing of zero to 2 percent gross domestic product
(GDP) growth for 2001.

In addition, there are parallel global slowdowns in Asia and Europe. Just as there was global growth from 1996 to 2000--despite the Asian setback in Fall 1998--there are now signs of global slowing, the first such coordinated slowing since the 1970s.

As of June 30, 2001, consensus estimates for 2001 corporate earnings were for a decline of 5.5 percent. Current estimates for 2002 corporate earnings are being revised upward to as much as 20 percent, although vigilant observation of this trend will be required.

Despite the economic and earnings downturns, there are pockets of fundamental earnings strength; however, none of these pockets are in the so-called popular sectors such as technology-media- telecommunications (TMT). The stance has turned instead to a defensive position consisting of energy, basic materials, consumer staples, financials and utilities. TMT sectors are collapsing fundamentally while the defensive sectors, and particularly staples, financials and utilities, are gaining ground. Investors who believe that interest in these defensive sectors is simply a result of disappointment in the TMT sector could be proved wrong if the economy continues to falter. Wall Street may be late to realize the strength of underlying fundamentals.

There are two types of recessions. The most powerful type is consumer-related, since consumer spending drives over 60 percent of the companies comprising the S&P 500 Index(1). The other type of recession is sector and industry-related, where the profits and revenues decline for several quarters. Presently, we appear to be in a profits recession, which has had a dramatic impact on technology- and telecommunications-related companies. Consumer confidence appears to be holding up. Auto sales are not off as sharply as one might expect in an economic slowdown. Positive policy decisions are also lining up in the economy's favor: federal income tax cuts, lower interest rates, lower capital gains tax rate and changes to the inheritance tax.

The problems to solve in the current market have to do with fundamental earnings information, Wall Street analytical biases and the lack of visibility for earnings given economic uncertainties. As mentioned in the market summary previously, S&P 500 estimates are being ratcheted sharply downward for calendar year 2001.

The change in earnings estimates for this index of 500 companies shows just how difficult it can be to forecast, as Wall Street analysts adjust to a shifting profit cycle and the economic slowdown. Earnings estimates for 2001 were first published by First Call just over a year ago in July 2000. At that time, the estimate was 15.1 percent for earnings 18 months into the future. By December 29, 2000, the earnings estimate was down to 9.2 percent. Three months later, the estimate had dropped to 4 percent and by June 30, 2001, was down to -6 percent.

It appears that the U.S. economy is in a profits recession for the first half of 2001. But how much confidence remains for future forecasts now that we have seen an about-face for earnings in the first two quarters of 2001? Beginning in late 2000, the 2002 earnings estimate rested at 14.8 percent. Analysts collectively raised the 2002 rate to 17.1 percent by the end of March 2001 and to 20 percent by the end of the second quarter of 2001.

Will there be slippage in this forecast in the second half of 2001? Given past experience, analysts are having great difficulty forecasting under the current economic conditions, and the same can be said for individual sectors, groups and stocks. The example that comes to mind most vividly is Wall Street analysts' inability to accurately forecast energy stocks. Few investors need to be reminded that the U.S. is subject to energy shortages, whether from short supplies, bottlenecks in distribution or the Organization of Petroleum Exporting Countries' production cutbacks. On the other hand, the technology sector receives significantly more attention,

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while its second-quarter  2001 earnings estimates faltered 3 percent in December
2000 to -65 percent in June 2001!

In addition to these examples, the implementation of the Securities and Exchange Commission's Selective Disclosure and Insider Trading (Regulation FD) appears to have had a twofold effect on corporate America. First, Regulation FD requires that no bias or favor be given to any investor or analyst and, if material events occur, they must be disseminated in a judicious manner and in a public forum. The most immediate effect of this new regulation is that companies admit to errors and earnings shortfalls faster and they do so openly. A second effect is that consensus estimates now become more timely indicators of changes in stocks and sector earnings forecasts.

To track such changes and model the results, we have instituted several new reports, tools and procedures. Our new systematic earnings model is directly focused on solving these problems while giving us flexibility to dynamically test the weighting of evidence that pertains to earnings streams, both historically and into the future. A fund performance analysis of strengths, weaknesses, opportunities and threats (SWOT) provides informative insight into the quarter's performance versus benchmarks and individual buy-and-sell decisions. In addition, we have also instituted a new system for decision analysis to our weekly macro-themed meetings, our evaluation of trends from First Call data and our tracking and research of specific data and sectors.

The new earnings model has the following features:

* Focus on fundamental earnings data, both historical and forward-looking; incremental weighting value is given when earnings are strong.

* Consistency as applied to individual stocks, industry groups and sectors.

* Weighting of the evidence on the basis of short- versus long-term views depending on top-down economic and market conditions.

* Close affiliation with well-known benchmarks: S&P 500 Index, S&P 500/Barra Growth Index(2), S&P 500/Barra Value Index(3).

* Added dimension of earnings revisions (quarterly and annually), forward price/earnings and P/E-to-growth ratio valuations.

* Weekly updates and general and specific discussion about sectors, groups and stocks, combined and/or separately.

* Weekly oversight and adjustments.

Sincerely,

/s/ Michael Ingraham

Michael L. Ingraham, Ph.D.
Director of Research

--------------------
(1) The S&P 500 is an unmanaged but commonly used measure of common stock total return performance.

(2) S&P 500/Barra Growth Index is a capitalization-weighted index of all stocks in the S&P 500 that have high price-to-book ratios.

(3) S&P 500/Barra Value Index is a capitalization-weighted index of all stocks in the S&P 500 that have low price-to-book ratios.

                                                                               5

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 MONEY MARKET FUNDS
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MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Treasury Securities Cash Fund seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund seeks to achieve a consistently high yield with safety of principal.

Discover how our two money market funds can satisfy all of your savings and check writing needs. They are designed to safeguard your principal while you earn daily dividend income. The U.S. Government Securities Savings Fund is a savings fund where you earn more for your money. It strives to provide one of the highest money fund yields in the nation in addition to its unique tax savings features. The U.S. Treasury Securities Cash Fund can be an ideal checking account. It provides free, unlimited check writing, a convenient Visa CheckCard and a competitive yield.

PERFORMANCE

        U.S. TREASURY SECURITIES CASH FUND         AS OF JUNE 30, 2001
        ---------------------------------------    -------------------
        7-Day Yield                                              2.66%
        7-Day Effective Yield                                    2.70%
        Weighted Average Days to Maturity                          49

        U.S. GOVERNMENT SECURITIES SAVINGS FUND    AS OF JUNE 30, 2001
        ---------------------------------------    -------------------
        7-Day Yield                                              3.65%
        7-Day Effective Yield                                    3.72%
        Weighted Average Days to Maturity                          63

        An investment in either the U.S. Government Securities Savings Fund or the U.S. Treasury Securities Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation
        (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

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 MONEY MARKET FUNDS
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THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

A lot has changed in the last 12 months. Expectations shifted as the Federal Reserve (Fed) moved from continuing to raise interest rates at the beginning of the period to its embarkation on one of the most aggressive rate cutting efforts in history. The Fed began 2001 with a surprise interest rate cut of 50 basis points on January 3 and continued to cut rates roughly every month after that for a total reduction of 2.75 percent as of the end of June 2001. The market responded by sending yields sharply lower. For example, the Treasury's three-month bill reached a high of 6.43 percent in November 2000 and fell 300 basis points to a low of 3.41 percent by mid-June. As the year progressed, the economy showed visible signs of slowing, and almost all economic statistics deteriorated during the period under review. By the end of June, the news had turned from all negative to mixed, which may indicate things are set to improve going forward.

INVESTMENT HIGHLIGHTS

Over the course of the year the funds performed well. It was a difficult environment for money market funds though, as short-term yields fell precipitously during the second half of the period under review. In particular, the U.S. Government Securities Savings Fund reduced its exposure to variable rate securities, as expectations shifted toward lower rates. The fund also increased exposure to more intermediate and long-term fixed rate securities.

CURRENT OUTLOOK

Current expectations are for the economy to rebound by the end of 2001 or early next year. The economy appears to be looking for a bottom, and there are several reasons to believe that things will get better. First, the Fed has cut interest rates six times for a total of 275 basis points in the past six months. It takes time for the easier monetary policy to work through the economy--generally about 12 months. Second, tax rebate checks are on their way, possibly providing a boost to the economy in the second half of 2001. Third, energy prices are falling again and are not the drag on the economy that they were a year ago. Fourth, the unemployment rate has risen to 4.5 percent from 3.9 percent, still very low by historical standards. As long as unemployment remains relatively low, consumers will have the confidence to keep spending, which could help move the economy forward.

                                                                               7

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 TAX FREE FUNDS
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MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Tax Free and Near-Term Tax Free Funds seek to provide a high level of current income that is exempt from federal income taxation and to preserve capital. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years, while the Tax Free Fund will generally maintain a longer weighted average maturity.

PERFORMANCE

     [Linear graph plotted from data in tables below.]

                                                                  LEHMAN
                                                    NEAR-TERM     3-YEAR
                                                    TAX FREE    MUNICCIPAL
                                                       FUND     BOND INDEX
                                                    ---------    ---------
     06/30/91 ...............................       10,000.00    10,000.00
     07/31/91 ...............................       10,161.94    10,079.71
     08/30/91 ...............................       10,334.70    10,180.01
     09/30/91 ...............................       10,457.36    10,265.09
     10/31/91 ...............................       10,590.91    10,338.53
     11/29/91 ...............................       10,580.58    10,399.43
     12/31/91 ...............................       10,819.16    10,607.20
     01/31/92 ...............................       10,798.28    10,652.87
     02/28/92 ...............................       10,787.77    10,656.46
     03/31/92 ...............................       10,787.77    10,632.28
     04/30/92 ...............................       10,872.63    10,712.88
     05/29/92 ...............................       11,032.53    10,802.44
     06/30/92 ...............................       11,225.33    10,934.08
     07/31/92 ...............................       11,602.38    11,147.23
     08/31/92 ...............................       11,331.80    11,097.08
     09/30/92 ...............................       11,386.17    11,187.53
     10/30/92 ...............................       11,080.21    11,143.65
     11/30/92 ...............................       11,387.69    11,221.57
     12/31/92 ...............................       11,531.00    11,289.63
     01/29/93 ...............................       11,652.96    11,374.71
     02/26/93 ...............................       12,154.29    11,552.03
     03/31/93 ...............................       11,975.22    11,518.00
     04/30/93 ...............................       12,098.91    11,585.17
     05/28/93 ...............................       12,087.61    11,615.62
     06/30/93 ...............................       12,246.51    11,690.85
     07/30/93 ...............................       12,280.71    11,696.22
     08/31/93 ...............................       12,406.49    11,805.48
     09/30/93 ...............................       12,498.23    11,857.42
     10/29/93 ...............................       12,532.78    11,882.50
     11/30/93 ...............................       12,498.10    11,866.38
     12/31/93 ...............................       12,660.71    11,991.76
     01/31/94 ...............................       12,743.08    12,088.48
     02/28/94 ...............................       12,613.29    11,975.64
     03/31/94 ...............................       12,411.95    11,831.45
     04/29/94 ...............................       12,435.73    11,901.31
     05/31/94 ...............................       12,483.46    11,956.83
     06/30/94 ...............................       12,495.44    11,960.42
     07/29/94 ...............................       12,603.68    12,059.82
     08/31/94 ...............................       12,639.86    12,102.81
     09/30/94 ...............................       12,627.76    12,072.36
     10/31/94 ...............................       12,603.47    12,042.81
     11/30/94 ...............................       12,566.94    12,021.31
     12/30/94 ...............................       12,652.51    12,073.26
     01/31/95 ...............................       12,738.34    12,173.56
     02/28/95 ...............................       12,812.11    12,301.63
     03/31/95 ...............................       12,898.51    12,411.79
     04/28/95 ...............................       12,935.68    12,453.88
     05/31/95 ...............................       13,072.50    12,644.64
     06/30/95 ...............................       13,122.44    12,675.08
     07/31/95 ...............................       13,197.64    12,808.53
     08/31/95 ...............................       13,260.49    12,908.83
     09/29/95 ...............................       13,298.34    12,945.55
     10/31/95 ...............................       13,349.00    13,007.34
     11/30/95 ...............................       13,438.00    13,090.63
     12/29/95 ...............................       13,476.28    13,144.37
     01/31/96 ...............................       13,578.96    13,247.36
     02/29/96 ...............................       13,578.96    13,250.04
     03/29/96 ...............................       13,514.36    13,217.80
     04/30/96 ...............................       13,514.36    13,233.92
     05/31/96 ...............................       13,527.36    13,245.57
     06/30/96 ...............................       13,605.71    13,324.38
     07/31/96 ...............................       13,684.35    13,398.71
     08/30/96 ...............................       13,723.83    13,418.41
     09/30/96 ...............................       13,816.29    13,499.91
     10/31/96 ...............................       13,909.10    13,593.94
     11/29/96 ...............................       14,055.52    13,721.12
     12/31/96 ...............................       14,055.52    13,727.39
     01/31/97 ...............................       14,109.21    13,787.39
     02/28/97 ...............................       14,187.37    13,854.56
     03/31/97 ...............................       14,092.70    13,782.91
     04/30/97 ...............................       14,161.94    13,842.02
     05/30/97 ...............................       14,294.16    13,954.86
     06/30/97 ...............................       14,402.22    14,037.26
     07/31/97 ...............................       14,642.48    14,203.83
     08/29/97 ...............................       14,566.72    14,176.07
     09/30/97 ...............................       14,703.55    14,277.27
     10/31/97 ...............................       14,767.35    14,340.86
     11/28/97 ...............................       14,814.68    14,382.05
     12/31/97 ...............................       14,969.66    14,479.67
     01/30/98 ...............................       15,090.21    14,575.50
     02/27/98 ...............................       15,083.17    14,605.95
     03/31/98 ...............................       15,077.53    14,629.23
     04/30/98 ...............................       15,057.71    14,609.53
     05/29/98 ...............................       15,221.07    14,744.76
     06/30/98 ...............................       15,269.53    14,794.02
     07/31/98 ...............................       15,315.45    14,847.75
     08/31/98 ...............................       15,488.35    14,991.94
     09/30/98 ...............................       15,638.75    15,086.87
     10/30/98 ...............................       15,631.50    15,160.31
     11/30/98 ...............................       15,654.76    15,197.03
     12/31/98 ...............................       15,663.52    15,233.75
     01/29/99 ...............................       15,801.12    15,371.66
     02/26/99 ...............................       15,762.94    15,388.68
     03/31/99 ...............................       15,776.20    15,402.11
     04/30/99 ...............................       15,826.47    15,449.58
     05/28/99 ...............................       15,781.97    15,427.19
     06/30/99 ...............................       15,628.77    15,334.94
     07/30/99 ...............................       15,703.40    15,411.07
     08/31/99 ...............................       15,655.45    15,429.88
     09/30/99 ...............................       15,699.06    15,488.09
     10/29/99 ...............................       15,670.41    15,489.88
     11/30/99 ...............................       15,758.14    15,557.94
     12/31/99 ...............................       15,726.26    15,532.87
     01/31/00 ...............................       15,706.45    15,560.63
     02/29/00 ...............................       15,758.45    15,609.89
     03/31/00 ...............................       15,890.41    15,690.49
     04/28/00 ...............................       15,848.83    15,692.28
     05/31/00 ...............................       15,831.84    15,708.40
     06/30/00 ...............................       16,042.73    15,907.22
     07/31/00 ...............................       16,190.55    16,036.13
     08/31/00 ...............................       16,332.63    16,157.29
     09/29/00 ...............................       16,324.79    16,161.95
     10/31/00 ...............................       16,430.16    16,253.59
     11/30/00 ...............................       16,502.76    16,318.83
     12/31/00 ...............................       16,746.66    16,500.56
     01/31/01 ...............................       16,921.44    16,751.02
     02/28/01 ...............................       16,958.12    16,816.53
     03/30/01 ...............................       17,068.51    16,934.74
     04/30/01 ...............................       16,996.25    16,910.00
     05/31/01 ...............................       17,134.80    17,064.03
     06/30/01 ...............................       17,199.46    17,140.03


     AVERAGE ANNUAL PERFORMANCE        FOR THE PERIODS ENDED JUNE 30, 2001
     ----------------------------      -----------------------------------
                                       TEN YEAR     FIVE YEAR     ONE YEAR
                                       --------     ---------     --------
     Near-Term Tax Free Fund             5.57%        4.80%         7.21%
     Lehman 3-Year Municipal Bond
       Index                             5.54%        5.17%         7.75%

     Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. Lehman Brothers Bond Indexes include fixed-rate debt issues rated investment grade or higher by Moody's Investment Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Intermediate indexes include bonds with maturities of up to ten years, and long-term indexes include those with maturities of ten years or longer. The Adviser limited the fund's total operating expenses to .70% through June 30, 2001.

--------------------------------------------------------------------------------
 TAX FREE FUNDS
--------------------------------------------------------------------------------


     [Linear graph plotted from data in tables below.]
                                                                  LEHMAN
                                                                  10-YEAR
                                                    TAX FREE     MUNICIPAL
                                                      FUND      BOND INDEX
                                                    ---------    ---------
     06/30/91 ...............................       10,000.00    10,000.00
     07/31/91 ...............................       10,150.31    10,104.55
     08/30/91 ...............................       10,265.75    10,240.96
     09/30/91 ...............................       10,372.69    10,397.98
     10/31/91 ...............................       10,453.24    10,482.71
     11/29/91 ...............................       10,444.25    10,500.20
     12/31/91 ...............................       10,696.79    10,724.06
     01/31/92 ...............................       10,669.12    10,746.60
     02/28/92 ...............................       10,678.39    10,730.28
     03/31/92 ...............................       10,669.08    10,713.95
     04/30/92 ...............................       10,753.31    10,815.78
     05/29/92 ...............................       10,894.31    10,942.48
     06/30/92 ...............................       11,102.18    11,132.14
     07/31/92 ...............................       11,520.05    11,497.09
     08/31/92 ...............................       11,291.18    11,361.06
     09/30/92 ...............................       11,329.49    11,455.89
     10/30/92 ...............................       11,079.22    11,338.90
     11/30/92 ...............................       11,330.80    11,546.06
     12/31/92 ...............................       11,466.84    11,680.53
     01/29/93 ...............................       11,554.98    11,877.19
     02/26/93 ...............................       11,958.17    12,311.70
     03/31/93 ...............................       11,800.18    12,132.14
     04/30/93 ...............................       11,958.83    12,247.57
     05/28/93 ...............................       11,998.66    12,290.32
     06/30/93 ...............................       12,208.64    12,532.84
     07/30/93 ...............................       12,228.72    12,564.32
     08/31/93 ...............................       12,480.76    12,824.72
     09/30/93 ...............................       12,632.59    12,982.51
     10/29/93 ...............................       12,673.27    13,003.89
     11/30/93 ...............................       12,550.63    12,897.40
     12/31/93 ...............................       12,817.66    13,172.56
     01/31/94 ...............................       12,953.80    13,334.24
     02/28/94 ...............................       12,669.91    12,968.91
     03/31/94 ...............................       12,194.39    12,473.77
     04/29/94 ...............................       12,236.88    12,610.96
     05/31/94 ...............................       12,354.34    12,711.62
     06/30/94 ...............................       12,300.67    12,656.82
     07/29/94 ...............................       12,494.89    12,869.41
     08/31/94 ...............................       12,559.91    12,919.16
     09/30/94 ...............................       12,407.41    12,745.43
     10/31/94 ...............................       12,166.70    12,559.27
     11/30/94 ...............................       11,869.95    12,321.80
     12/30/94 ...............................       12,146.25    12,543.72
     01/31/95 ...............................       12,480.86    12,868.64
     02/28/95 ...............................       12,749.75    13,232.80
     03/31/95 ...............................       12,918.54    13,411.58
     04/28/95 ...............................       12,952.45    13,427.91
     05/31/95 ...............................       13,281.65    13,853.87
     06/30/95 ...............................       13,224.65    13,767.59
     07/31/95 ...............................       13,293.35    13,969.69
     08/31/95 ...............................       13,419.74    14,159.35
     09/29/95 ...............................       13,512.05    14,249.90
     10/31/95 ...............................       13,674.28    14,414.30
     11/30/95 ...............................       13,848.85    14,607.85
     12/29/95 ...............................       13,977.40    14,697.24
     01/31/96 ...............................       14,059.55    14,846.09
     02/29/96 ...............................       13,988.84    14,785.08
     03/29/96 ...............................       13,823.16    14,601.24
     04/30/96 ...............................       13,787.53    14,549.55
     05/31/96 ...............................       13,799.46    14,508.75
     06/30/96 ...............................       13,919.24    14,646.72
     07/31/96 ...............................       14,039.44    14,787.02
     08/30/96 ...............................       14,039.44    14,787.41
     09/30/96 ...............................       14,209.18    14,939.37
     10/31/96 ...............................       14,330.83    15,128.26
     11/29/96 ...............................       14,550.74    15,434.51
     12/31/96 ...............................       14,513.94    15,364.94
     01/31/97 ...............................       14,563.22    15,425.57
     02/28/97 ...............................       14,684.48    15,570.93
     03/31/97 ...............................       14,546.58    15,362.22
     04/30/97 ...............................       14,670.09    15,475.32
     05/30/97 ...............................       14,855.50    15,694.52
     06/30/97 ...............................       15,022.79    15,867.86
     07/31/97 ...............................       15,395.52    16,313.64
     08/29/97 ...............................       15,264.90    16,155.46
     09/30/97 ...............................       15,431.68    16,360.28
     10/31/97 ...............................       15,504.56    16,446.95
     11/28/97 ...............................       15,595.68    16,523.13
     12/31/97 ...............................       15,832.65    16,783.91
     01/30/98 ...............................       15,971.05    16,970.08
     02/27/98 ...............................       15,950.28    16,968.91
     03/31/98 ...............................       15,934.64    16,957.25
     04/30/98 ...............................       15,867.92    16,863.97
     05/29/98 ...............................       16,125.38    17,150.80
     06/30/98 ...............................       16,180.76    17,213.76
     07/31/98 ...............................       16,232.48    17,241.35
     08/31/98 ...............................       16,488.15    17,541.00
     09/30/98 ...............................       16,683.39    17,801.79
     10/30/98 ...............................       16,627.02    17,809.56
     11/30/98 ...............................       16,703.82    17,862.81
     12/31/98 ...............................       16,721.40    17,918.38
     01/29/99 ...............................       16,917.32    18,192.77
     02/26/99 ...............................       16,805.36    18,029.54
     03/31/99 ...............................       16,834.12    18,020.21
     04/30/99 ...............................       16,880.88    18,068.40
     05/28/99 ...............................       16,731.81    17,941.70
     06/30/99 ...............................       16,404.93    17,608.24
     07/30/99 ...............................       16,438.30    17,726.39
     08/31/99 ...............................       16,227.59    17,661.10
     09/30/99 ...............................       16,221.98    17,720.56
     10/29/99 ...............................       15,960.29    17,595.42
     11/30/99 ...............................       16,155.21    17,787.80
     12/31/99 ...............................       15,980.75    17,695.30
     01/31/00 ...............................       15,819.22    17,623.01
     02/29/00 ...............................       16,041.73    17,761.37
     03/31/00 ...............................       16,468.35    18,106.88
     04/28/00 ...............................       16,339.56    18,015.94
     05/31/00 ...............................       16,204.49    17,909.06
     06/30/00 ...............................       16,662.47    18,395.65
     07/31/00 ...............................       16,901.13    18,650.84
     08/31/00 ...............................       17,161.26    18,939.28
     09/29/00 ...............................       17,032.89    18,852.57
     10/31/00 ...............................       17,252.09    19,045.45
     11/30/00 ...............................       17,391.89    19,148.08
     12/31/00 ...............................       17,857.67    19,599.31
     01/31/01 ...............................       18,020.96    19,852.32
     02/28/01 ...............................       18,051.05    19,885.63
     03/30/01 ...............................       18,209.52    20,055.18
     04/30/01 ...............................       17,973.19    19,806.72
     05/31/01 ...............................       18,158.70    20,022.32
     06/30/01 ...............................       18,297.56    20,141.40


     AVERAGE ANNUAL PERFORMANCE        FOR THE PERIODS ENDED JUNE 30, 2001
     -----------------------------     -----------------------------------
                                       TEN YEAR     FIVE YEAR     ONE YEAR
                                       --------     ---------     --------
     Tax Free Fund                      6.23%         5.62%        9.81%
     Lehman 10-Year Municipal Bond
       Index                            7.25%         6.58%        9.49%

     Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. Lehman Brothers Bond Indexes include fixed-rate debt issues rated investment grade or higher by Moody's Investment Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Intermediate indexes include bonds with maturities of up to ten years, and long-term indexes include those with maturities of ten years or longer. The Adviser limited the fund's total operating expenses to .70% through June 30, 2001.


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Municipal yields fell sharply during the past year as the Federal Reserve Board's Federal Open Market Committee aggressively lowered interest rates. The municipal yield curve steepened substantially during this time as short-term yields, which are more directly affected by the Fed's actions, fell substantially. The Bond Buyer 40 Municipal Bond Index, which represents long-term municipal bonds, fell by approximately 40 basis points over the period under review, from approximately 6 percent to 5.6 percent. Two-year municipal yields fell by about 150 basis points, from approximately 4.6 percent to 3.1 percent. Economic weakness began to surface in the fourth quarter of 2000 and continued through June 2001. Based on this weakness, the Fed lowered interest rates by 275 basis points during the first six months of 2001.

--------------------------------------------------------------------------------
 TAX FREE FUNDS
--------------------------------------------------------------------------------


The biggest story in the municipal market over the past year has been the state of California's use of general funds to buy electricity. As a result of the state spending billions of dollars to purchase electricity, both Standard & Poor's and Moody's downgraded the state's credit rating. The state plans to replenish the general fund later this year in a massive $13 billion issuance. As a result of lower interest rates and the looming California issue, municipal issuance increased sharply in the first half of 2001.

INVESTMENT HIGHLIGHTS

In the second half of 2000, the municipal market favored high quality and general obligations while neglecting healthcare bonds and low-quality issues. This trend reversed course in the first half of 2001 as lower quality and healthcare bonds outperformed. The funds' balanced approach to investing was able to capitalize on both of these trends. The funds benefited from maintaining longer average maturities than normal, particularly in the fourth quarter of 2000. The funds shifted to a more conservative maturity structure during the first half of 2001, as the market got ahead of itself in factoring in the continued aggressive rate cuts from the Fed.

CURRENT OUTLOOK

The current outlook is mixed. On one hand, it is expected that the economy will rebound by the end of 2001, which would indicate an end to Fed rate cuts. On the other hand, the slowdown has been much more severe than most anticipated, and the Fed has been much more aggressive than expected in dealing with it. It is possible that the Fed will cut rates at least one more time before the end of 2001, which could continue to give the municipal market some momentum. But as we have witnessed over the past 12 months, things change very rapidly, and if an economic rebound is achieved, the Fed could reverse things quickly.

--------------------------------------------------------------------------------
 TAX FREE FUNDS
--------------------------------------------------------------------------------


     MUNICIPAL BOND RATINGS
     (BASED ON TOTAL INVESTMENTS)                           JUNE 30, 2001
     --------------------------------------------------------------------
     NEAR-TERM TAX FREE FUND
     -----------------------
     AAA                                                           48.82%
     AA                                                            32.91%
     A                                                              5.05%
     BBB                                                            4.66%

     TAX FREE FUND
     -------------
     AAA                                                           58.06%
     AA                                                            24.93%
     A                                                              6.30%
     BBB                                                            4.37%

--------------------------------------------------------------------------------
 EQUITY INCOME FUND
--------------------------------------------------------------------------------


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Equity Income Fund invests in equity and debt securities that demonstrate attractive value in the ever-changing financial marketplace. With an emphasis on preservation of capital and production of current income, the fund enables investors to diversify risk exposure volatility while taking advantage of growth opportunities. Long-term capital appreciation is a secondary consideration. More specifically, the fund seeks to invest in companies with strong earnings and dividend growth. Benchmarked to the S&P 500/Barra Value Index (Barra Value), the fund is invested across 10 out of 11 industry sectors of the S&P 500.

PERFORMANCE


    [Linear graph plotted from data in tables below.]

                                     EQUITY        S&P 500/         S&P
                                     INCOME      BARRA VALUE        500
                                      FUND          INDEX          INDEX
                                   ---------      ---------      ---------
    06/30/91 ................      10,000.00      10,000.00      10,000.00
    07/31/91 ................      10,238.52      10,397.00      10,465.70
    08/30/91 ................      10,494.70      10,547.76      10,712.93
    09/30/91 ................      10,768.55      10,437.02      10,533.58
    10/31/91 ................      10,902.05      10,589.40      10,674.88
    11/29/91 ................      10,946.54       9,998.51      10,245.94
    12/31/91 ................      11,382.63      10,849.39      11,415.75
    01/31/92 ................      11,013.99      10,849.39      11,203.28
    02/28/92 ................      11,274.73      11,069.62      11,348.31
    03/31/92 ................      11,085.92      10,895.84      11,127.86
    04/30/92 ................      11,266.77      11,427.54      11,454.23
    05/29/92 ................      11,682.72      11,459.55      11,510.24
    06/30/92 ................      11,501.87      11,365.58      11,339.06
    07/31/92 ................      12,065.60      11,775.87      11,801.92
    08/31/92 ................      12,001.95      11,434.36      11,560.82
    09/30/92 ................      12,056.51      11,560.15      11,696.72
    10/30/92 ................      12,111.39      11,467.21      11,736.87
    11/30/92 ................      12,083.95      11,777.73      12,135.41
    12/31/92 ................      12,303.49      11,991.27      12,284.29
    01/29/93 ................      12,411.16      12,322.46      12,386.89
    02/26/93 ................      13,037.59      12,746.98      12,555.65
    03/31/93 ................      13,458.47      13,099.18      12,820.40
    04/30/93 ................      13,340.67      13,046.26      12,510.53
    05/28/93 ................      13,527.19      13,289.82      12,844.36
    06/30/93 ................      13,880.58      13,465.51      12,881.84
    07/30/93 ................      14,058.29      13,632.77      12,829.98
    08/31/93 ................      14,788.84      14,166.90      13,315.72
    09/30/93 ................      14,680.25      14,161.71      13,213.60
    10/29/93 ................      14,729.78      14,238.64      13,486.75
    11/30/93 ................      14,026.47      13,983.88      13,358.20
    12/31/93 ................      14,482.13      14,221.93      13,519.70
    01/31/94 ................      14,831.84      14,717.72      13,978.90
    02/28/94 ................      14,194.14      14,302.83      13,599.83
    03/31/94 ................      13,361.00      13,703.97      13,008.05
    04/29/94 ................      13,650.34      13,992.77      13,174.70
    05/31/94 ................      13,371.34      14,213.88      13,390.07
    06/30/94 ................      13,082.00      13,817.47      13,062.40
    07/29/94 ................      13,519.11      14,285.01      13,491.02
    08/31/94 ................      13,748.07      14,688.39      14,042.87
    09/30/94 ................      13,467.07      14,170.09      13,699.75
    10/31/94 ................      13,624.03      14,478.95      14,007.09
    11/30/94 ................      13,069.44      13,892.68      13,497.60
    12/30/94 ................      12,996.20      14,062.20      13,697.56
    01/31/95 ................      13,292.04      14,445.06      14,052.53
    02/28/95 ................      13,524.50      15,004.81      14,599.64
    03/31/95 ................      13,587.89      15,418.34      15,029.76
    04/28/95 ................      13,906.61      15,926.26      15,472.00
    05/31/95 ................      14,384.68      16,633.88      16,089.46
    06/30/95 ................      14,289.07      16,760.53      16,462.52
    07/31/95 ................      14,535.24      17,335.15      17,008.21
    08/31/95 ................      14,556.65      17,483.96      17,050.66
    09/29/95 ................      15,049.01      18,091.61      17,769.83
    10/31/95 ................      14,855.38      17,812.28      17,706.34
    11/30/95 ................      15,328.69      18,704.66      18,482.74
    12/29/95 ................      15,898.81      19,222.68      18,838.76
    01/31/96 ................      16,184.88      19,798.02      19,479.20
    02/29/96 ................      16,217.89      19,983.66      19,660.42
    03/29/96 ................      16,250.89      20,451.08      19,849.71
    04/30/96 ................      16,394.90      20,659.31      20,142.09
    05/31/96 ................      16,405.98      20,970.71      20,660.66
    06/30/96 ................      16,660.77      20,867.85      20,739.42
    07/31/96 ................      16,069.72      19,987.56      19,823.67
    08/30/96 ................      16,337.37      20,539.38      20,242.44
    09/30/96 ................      16,437.73      21,418.98      21,380.72
    10/31/96 ................      16,684.58      22,143.81      21,970.19
    11/29/96 ................      17,413.90      23,834.25      23,629.41
    12/31/96 ................      17,559.76      23,443.32      23,161.33
    01/31/97 ................      17,994.15      24,527.76      24,607.56
    02/28/97 ................      18,033.64      24,705.15      24,800.75
    03/31/97 ................      17,268.85      23,859.19      23,783.62
    04/30/97 ................      17,481.07      24,753.79      25,202.21
    05/30/97 ................      18,409.50      26,291.15      26,735.47
    06/30/97 ................      19,255.70      27,296.19      27,932.56
    07/31/97 ................      19,866.99      29,485.91      30,153.87
    08/29/97 ................      19,282.28      28,153.83      28,465.86
    09/30/97 ................      20,364.00      29,793.23      30,023.96
    10/31/97 ................      20,016.81      28,698.50      29,022.36
    11/28/97 ................      20,951.55      29,790.51      30,364.77
    12/31/97 ................      21,612.55      30,451.00      30,885.87
    01/30/98 ................      21,612.55      30,075.63      31,227.15
    02/27/98 ................      22,461.61      32,331.48      33,478.08
    03/31/98 ................      23,951.33      33,969.13      35,191.07
    04/30/98 ................      23,951.33      34,371.16      35,544.94
    05/29/98 ................      23,641.48      33,887.59      34,934.82
    06/30/98 ................      23,861.48      34,144.80      36,352.81
    07/31/98 ................      23,565.54      33,403.14      35,966.70
    08/31/98 ................      21,634.20      28,032.01      30,772.01
    09/30/98 ................      22,662.17      29,737.70      32,743.38
    10/30/98 ................      23,286.90      32,064.35      35,404.39
    11/30/98 ................      24,114.67      33,734.30      37,549.30
    12/31/98 ................      24,644.40      34,915.98      39,711.65
    01/29/99 ................      24,436.29      35,621.35      41,371.64
    02/26/99 ................      23,673.19      34,855.17      40,086.04
    03/31/99 ................      24,040.87      35,913.02      41,689.41
    04/30/99 ................      25,067.21      39,010.13      43,303.81
    05/28/99 ................      24,440.97      38,305.80      42,282.69
    06/30/99 ................      25,413.39      39,777.28      44,627.39
    07/30/99 ................      24,786.33      38,553.25      43,236.00
    08/31/99 ................      23,880.57      37,573.61      43,021.94
    09/30/99 ................      23,427.69      36,103.54      41,843.99
    10/29/99 ................      24,856.00      38,144.73      44,490.78
    11/30/99 ................      25,256.62      37,921.01      45,395.13
    12/31/99 ................      26,252.56      39,345.70      48,067.15
    01/31/00 ................      26,252.56      38,093.88      45,652.42
    02/29/00 ................      25,523.32      35,712.29      44,789.14
    03/31/00 ................      26,981.79      39,436.05      49,167.98
    04/28/00 ................      26,131.02      39,171.39      47,689.25
    05/31/00 ................      25,563.83      39,293.61      46,713.25
    06/30/00 ................      25,077.67      37,741.47      47,865.07
    07/31/00 ................      24,956.13      38,496.75      47,117.41
    08/31/00 ................      26,860.25      41,077.96      50,042.43
    09/29/00 ................      25,968.96      41,067.94      47,401.20
    10/31/00 ................      24,976.39      41,834.84      47,200.14
    11/30/00 ................      23,133.04      39,692.60      43,481.62
    12/31/00 ................      24,429.46      41,734.63      43,694.93
    01/31/01 ................      24,551.00      43,496.62      45,244.25
    02/28/01 ................      23,497.66      40,613.67      41,121.46
    03/30/01 ................      22,525.34      39,010.73      38,517.85
    04/30/01 ................      23,659.71      41,656.82      41,508.70
    05/31/01 ................      23,517.91      42,092.55      41,787.16
    06/30/01 ................      22,525.34      40,728.25      40,770.48


    AVERAGE ANNUAL PERFORMANCE         FOR THE PERIODS ENDED JUNE 30, 2001
    --------------------------         -----------------------------------
                                         TEN YEAR     FIVE YEAR   ONE YEAR
                                         --------     ---------   --------
    Equity Income Fund                     8.46%        6.22%     (10.18)%
    S&P 500 Index                         15.09%       14.47%     (14.83)%
    S&P 500/Barra Value Index             15.08%       14.30%       7.91 %

    Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500/Barra Value Index is a capitalization-weighted index of all stocks in the S&P 500 that have low price-to-book ratios. The index is rebalanced semi- annually on January 1 and July 1. It is designed so that approximately 50% of the S&P 500 Index market capitalization is in the Value Index.

12

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 EQUITY INCOME FUND
--------------------------------------------------------------------------------


YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Despite outperforming the S&P 500 Index for the fiscal year, the fund underperformed its benchmark, Barra Value. In a reversal of fortunes, the last six months has seen slowing economic gross domestic product (GDP) growth coupled with continued Federal Reserve interest rate cuts. There have been six cuts in six months for a total reduction of 275 basis points. Although the forecast is for less growth, an economic recession is not predicted. GDP growth in the third quarter of fiscal 2001 was a mere 1.2 percent, down sharply from the third quarter of fiscal 2000, and the fourth quarter of fiscal 2001 came in at 0.7 percent. The market continues to adjust to renewed vigor by the Fed to stimulate growth as it lowers rates. Past excesses caused inventories to build, despite evidence of slowing demand. Even with impressive growth in the homebuilding and auto markets, little growth has transferred to other sectors of the economy. Inflation is mute, which is a reversal from last year at this time. Corporate earnings, however, are also mute. Currently, corporate earnings for the S&P 500 are forecasted at -6 percent for 2001, well down from the 9 percent expected six months ago.

INVESTMENT HIGHLIGHTS

The technology-media-telecommunications (TMT) sectors may continue to face challenges in the next few months. Technology is no longer the dominant force, whereas financials, utilities and energy are better represented in the S&P 500. In fact, by the end of the third quarter of fiscal 2001, financials had superseded technology as the leading industry sector in the S&P 500. A broader market embracing several specific sectors could be far healthier than one with a single highly overvalued sector.

The Equity Income Fund continued to outperform the S&P 500 by over 400 basis points in the third quarter. Despite this strong performance, the fund lagged behind its benchmark, Barra Value (a capitalization-weighted index of all stocks in the S&P 500 that have low price-to-book ratios). The fund's underperformance can be attributed to its tilt toward growth. Dominant sectors were to be financials, consumer discretion and healthcare. Toward the end of the fourth quarter of fiscal 2001, previously strong sectors such as energy and utilities began to lose momentum.

The fund lost ground in the fourth quarter of fiscal 2001, having anticipated the strength of energy and utilities but retreating too late from these sectors in May and June. Despite cutting holdings in energy and utilities late in the fourth quarter, the fund remained exposed to staples and telecommunications, both of which began to underperform and contributed to the poor performance.

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--------------------------------------------------------------------------------
 EQUITY INCOME FUND
--------------------------------------------------------------------------------


A new earnings-driven allocation model was introduced at the end of the fourth quarter, emphasizing sector and group allocations. The fund continues to be weighted heavily in financials, consumer discretion, energy and telecommunications.

CURRENT OUTLOOK

Analysis of historical market conditions after interest rate cuts shows that markets recover strongly six months after the cut. Nonetheless, a manufacturing decline in the United States and abroad has been prompted by an oversupply of inventory. The cycle of manufacturing productivity suggests that when inventory adjustments have run their course, there will be a recovery in manufacturing output. We believe that inventories will improve in the third quarter of 2001.

--------------------------------------------------------------------------------
 EQUITY INCOME FUND
--------------------------------------------------------------------------------


     TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      JUNE 30, 2001
     -------------------------------------------------      -------------
     CITIGROUP CAPITAL/CITIGROUP, INC                               8.37%
       FINANCIAL SERVICES/BANKS

     EXXON MOBIL CORP                                               6.20%
       PETROLEUM PRODUCTION & REFINING

     PHARMACIA CORP                                                 3.30%
       CHEMICAL & PHARMACEUTICALS

     VERIZON COMMUNICATIONS, INC                                    2.28%
       TELECOMMUNICATIONS

     AOL TIME WARNER, INC                                           2.26%
       ENTERTAINMENT

     GENERAL ELECTRIC CO                                            2.21%
       HOUSEHOLD APPLIANCES

     STARWOOD HOTELS & RESORTS WORLDWIDE, INC                       2.12%
       HOTELS

     FANNIE MAE                                                     2.05%
       FINANCIAL SERVICES

     MEDTRONIC, INC                                                 1.96%
       HEALTHCARE

     HOUSEHOLD INTERNATIONAL, INC                                   1.89%
       FINANCIAL SERVICES


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS            JUNE 30, 2001
     -------------------------------------------            -------------
     BANKS                                                         12.28%
     FINANCIAL SERVICES                                            11.09%
     TELECOMMUNICATIONS                                             7.55%
     PETROLEUM PRODUCTION & REFINING                                6.74%
     CHEMICAL & PHARMACEUTICALS                                     5.58%

--------------------------------------------------------------------------------
 ALL AMERICAN EQUITY FUND
--------------------------------------------------------------------------------


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The principal objective of the All American Equity Fund is to seek long-term capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities. The fund does not emphasize income.

PERFORMANCE

     [Linear graph plotted from data in tables below.]

                                                       ALL
                                                    AMERICAN        S&P
                                                     EQUITY         500
                                                      FUND         INDEX
                                                    ---------    ---------
     06/30/91 ...............................       10,000.00    10,000.00
     07/31/91 ...............................       10,432.24    10,465.70
     08/30/91 ...............................       10,660.05    10,712.93
     09/30/91 ...............................       10,443.93    10,533.58
     10/31/91 ...............................       10,560.75    10,674.88
     11/29/91 ...............................       10,128.50    10,245.94
     12/31/91 ...............................       11,214.95    11,415.75
     01/31/92 ...............................       11,020.98    11,203.28
     02/28/92 ...............................       11,132.66    11,348.31
     03/31/92 ...............................       10,897.55    11,127.86
     04/30/92 ...............................       11,197.32    11,454.23
     05/29/92 ...............................       11,232.59    11,510.24
     06/30/92 ...............................       11,044.50    11,339.06
     07/31/92 ...............................       11,461.82    11,801.92
     08/31/92 ...............................       11,203.20    11,560.82
     09/30/92 ...............................       11,309.00    11,696.72
     10/30/92 ...............................       11,332.56    11,736.87
     11/30/92 ...............................       11,703.64    12,135.41
     12/31/92 ...............................       11,845.00    12,284.29
     01/29/93 ...............................       11,934.15    12,386.89
     02/26/93 ...............................       12,088.67    12,555.65
     03/31/93 ...............................       12,338.29    12,820.40
     04/30/93 ...............................       12,039.54    12,510.53
     05/28/93 ...............................       12,350.24    12,844.36
     06/30/93 ...............................       12,386.09    12,881.84
     07/30/93 ...............................       12,325.97    12,829.98
     08/31/93 ...............................       12,770.90    13,315.72
     09/30/93 ...............................       12,668.69    13,213.60
     10/29/93 ...............................       12,910.57    13,486.75
     11/30/93 ...............................       12,753.35    13,358.20
     12/31/93 ...............................       13,031.51    13,519.70
     01/31/94 ...............................       13,364.55    13,978.90
     02/28/94 ...............................       13,130.19    13,599.83
     03/31/94 ...............................       12,488.79    13,008.05
     04/29/94 ...............................       12,706.15    13,174.70
     05/31/94 ...............................       12,575.73    13,390.07
     06/30/94 ...............................       12,178.28    13,062.40
     07/29/94 ...............................       12,596.28    13,491.02
     08/31/94 ...............................       12,995.57    14,042.87
     09/30/94 ...............................       12,627.48    13,699.75
     10/31/94 ...............................       12,746.55    14,007.09
     11/30/94 ...............................       12,226.41    13,497.60
     12/30/94 ...............................       12,339.21    13,697.56
     01/31/95 ...............................       12,558.41    14,052.53
     02/28/95 ...............................       12,911.97    14,599.64
     03/31/95 ...............................       13,237.25    15,029.76
     04/28/95 ...............................       13,628.46    15,472.00
     05/31/95 ...............................       14,083.69    16,089.46
     06/30/95 ...............................       14,368.21    16,462.52
     07/31/95 ...............................       14,733.14    17,008.21
     08/31/95 ...............................       14,668.74    17,050.66
     09/29/95 ...............................       15,298.42    17,769.83
     10/31/95 ...............................       15,341.60    17,706.34
     11/30/95 ...............................       15,910.07    18,482.74
     12/29/95 ...............................       16,147.54    18,838.76
     01/31/96 ...............................       16,645.61    19,479.20
     02/29/96 ...............................       16,826.07    19,660.42
     03/29/96 ...............................       16,956.00    19,849.71
     04/30/96 ...............................       17,202.37    20,142.09
     05/31/96 ...............................       17,738.58    20,660.66
     06/30/96 ...............................       17,861.77    20,739.42
     07/31/96 ...............................       17,243.33    19,823.67
     08/30/96 ...............................       17,483.43    20,242.44
     09/30/96 ...............................       18,371.06    21,380.72
     10/31/96 ...............................       18,751.05    21,970.19
     11/29/96 ...............................       20,073.71    23,629.41
     12/31/96 ...............................       19,744.87    23,161.33
     01/31/97 ...............................       21,100.06    24,607.56
     02/28/97 ...............................       21,122.77    24,800.75
     03/31/97 ...............................       20,308.15    23,783.62
     04/30/97 ...............................       21,690.89    25,202.21
     05/30/97 ...............................       22,914.09    26,735.47
     06/30/97 ...............................       23,878.22    27,932.56
     07/31/97 ...............................       25,341.08    30,153.87
     08/29/97 ...............................       24,038.22    28,465.86
     09/30/97 ...............................       25,136.13    30,023.96
     10/31/97 ...............................       24,364.47    29,022.36
     11/28/97 ...............................       25,327.13    30,364.77
     12/31/97 ...............................       25,728.24    30,885.87
     01/30/98 ...............................       26,233.02    31,227.15
     02/27/98 ...............................       27,871.61    33,478.08
     03/31/98 ...............................       29,162.30    35,191.07
     04/30/98 ...............................       29,606.04    35,544.94
     05/29/98 ...............................       29,177.87    34,934.82
     06/30/98 ...............................       30,399.32    36,352.81
     07/31/98 ...............................       30,305.30    35,966.70
     08/31/98 ...............................       26,333.02    30,772.01
     09/30/98 ...............................       28,007.33    32,743.38
     10/30/98 ...............................       29,774.48    35,404.39
     11/30/98 ...............................       31,635.88    37,549.30
     12/31/98 ...............................       33,148.39    39,711.65
     01/29/99 ...............................       34,328.22    41,371.64
     02/26/99 ...............................       33,293.85    40,086.04
     03/31/99 ...............................       34,149.63    41,689.41
     04/30/99 ...............................       34,992.43    43,303.81
     05/28/99 ...............................       34,417.06    42,282.69
     06/30/99 ...............................       36,323.08    44,627.39
     07/30/99 ...............................       35,098.25    43,236.00
     08/31/99 ...............................       34,644.01    43,021.94
     09/30/99 ...............................       33,586.28    41,843.99
     10/29/99 ...............................       35,609.26    44,490.78
     11/30/99 ...............................       36,129.22    45,395.13
     12/31/99 ...............................       37,991.33    48,067.15
     01/31/00 ...............................       36,094.24    45,652.42
     02/29/00 ...............................       35,318.91    44,789.14
     03/31/00 ...............................       38,421.89    49,167.98
     04/28/00 ...............................       37,472.49    47,689.25
     05/31/00 ...............................       36,399.25    46,713.25
     06/30/00 ...............................       37,312.33    47,865.07
     07/31/00 ...............................       36,313.04    47,117.41
     08/31/00 ...............................       38,724.55    50,042.43
     09/29/00 ...............................       35,842.30    47,401.20
     10/31/00 ...............................       34,537.44    47,200.14
     11/30/00 ...............................       30,668.91    43,481.62
     12/31/00 ...............................       30,845.91    43,694.93
     01/31/01 ...............................       31,109.55    45,244.25
     02/28/01 ...............................       27,323.67    41,121.46
     03/30/01 ...............................       25,385.39    38,517.85
     04/30/01 ...............................       27,729.63    41,508.70
     05/31/01 ...............................       27,571.24    41,787.16
     06/30/01 ...............................       26,879.58    40,770.48


     AVERAGE ANNUAL PERFORMANCE        FOR THE PERIODS ENDED JUNE 30, 2001
     --------------------------        -----------------------------------
                                       TEN YEAR     FIVE YEAR     ONE YEAR
                                       --------     ---------     --------
     All American Equity Fund           10.39%         8.52%      (27.96)%
     S&P 500 Index                      15.09%        14.47%      (14.83)%

     Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The Adviser limited the fund's total operating expenses to 1.00% through June 30, 2001.

--------------------------------------------------------------------------------
 ALL AMERICAN EQUITY FUND
--------------------------------------------------------------------------------


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

A snapshot of the economy at the end of June 2001 reveals that gross domestic product (GDP) slowed to 0.7 percent in the second quarter, profits for U.S. corporations are expected to decline 17 percent, the technology sector has turned cyclical and the Nasdaq slid 45 percent for the 12-month period. This is a very different picture from 12 months ago when GDP was positive, earnings were robust and the technology sector led the way to peak levels for the Nasdaq, which is now over 50 percent off its high.

Two sector-related political issues dominated the last six months of the 2000 fiscal year--the Medicare drug program and the passing of the landmark HR 10 bill repealing the Glass-Stegall Act. Issues this fiscal year have been more far-reaching and economic. California's energy crisis is taking its toll on the eighth-largest GDP in the world. While efforts are underway to keep California supplied with power, allegations by the state that utilities fixed prices have negatively impacted the utility sector, which has declined 12 percent so far in 2001 and nine percent in the last three months.

INVESTMENT HIGHLIGHTS

The last six months of the fiscal year saw further deterioration of fundamentals for the technology sector. Approximately one out of five companies in the S&P 500 Index is in the technology sector. The technology sector declined 50 percent over the last 12 months, making it one of the worst performing sectors. The fund remains underweight in this group and has select exposure to companies with stable earnings.

In the past six months we witnessed six interest rate cuts by the Fed, which accounted for a 2.75-percent drop in interest rates. These moves were unusual and had more to do with restoring consumer confidence in the U.S. and less to do with staving off inflation. The communications services sector was also among the worst performing and ended 30 percent lower for the fiscal year. The fund remained underexposed in this area because of a lack of earnings visibility and capital expenditure, which was also apparent in the technology sector.

The fund's financial sector weighting is in line with the market and benefited its performance by placing three financial companies in the fund's top 10 holdings: Fannie Mae (5.85 percent of the fund's total net assets as of 6/30/01), Citigroup Inc. (4.28 percent of the fund's total net

                                                                              17

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 ALL AMERICAN EQUITY FUND
--------------------------------------------------------------------------------


assets as of 6/30/01) and American International Group (3.67 percent of the fund's total net assets as of 6/30/01).

During the second quarter of 2001, the fund team increased the fund's weighting in select healthcare, financial, energy and basic materials companies to take advantage of the improving fundamentals and stability of corporate profits in these sectors. The fund's exposure to the biotech industry was reduced while exposure increased to medical products and supplies companies, which have prospects for improvement. The fund's weighting in regional banks and brokerage firms also increased. The fund took advantage of peak commodity prices in energy in the last 12 months to take profits and reinvest them in integrated petroleum companies with diversified operations. The fund exited copper and nickel mining companies and put assets to work in aluminum production, benefiting from a supply squeeze. The fund also entered the agricultural production industry, which has attractive valuations and exhibits greater price stability relative to the basic materials sector. This area is also poised to benefit from the shortage of ethanol demanded by gasoline pumps nationwide.

CURRENT OUTLOOK

Sector performance in 2002 may be driven by a recovery in consumer confidence and capital expenditure after interest rate cuts lift corporate activity. We are looking for a modest recovery by calendar yearend, marked by a decline of 5.5 percent in corporate profits for 2001. It is too early to be optimistic about 2002 earnings. We are doubtful that earnings growth for the first half of 2002 will reach the double digits in light of slowing consumption in North America, Europe and Asia.

Sectors with strengthening prospects include healthcare, capital goods and financials. We remain cautious about the fundamentals of the technology sector, although Wall Street analysts project a 35-percent profits recovery in the next 12 months. The fund continues to have selective exposure to broadly diversified technology companies that demonstrate modest and sustainable growth.

18

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 ALL AMERICAN EQUITY FUND
--------------------------------------------------------------------------------


     TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      JUNE 30, 2001
     -------------------------------------------------      -------------
     FANNIE MAE                                                     5.90%
       FINANCIAL SERVICES

     GENERAL ELECTRIC CO                                            5.22%
       HOUSEHOLD APPLIANCES

     CITIGROUP, INC                                                 4.31%
       BANKS

     JOHNSON & JOHNSON                                              3.75%
       HEALTHCARE & EQUIPMENT

     AMERICAN INTERNATIONAL GROUP                                   3.70%
       INSURANCE

     WAL-MART STORES, INC                                           3.66%
       RETAIL

     TYCO INTERNATIONAL LTD                                         3.51%
       MANUFACTURING

     AOL TIME WARNER, INC                                           3.41%
       ENTERTAINMENT

     MICROSOFT CORP                                                 3.28%
       DATA PROCESSING & SOFTWARE

     PFIZER, INC                                                    2.97%
       PHARMACEUTICALS


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS            JUNE 30, 2001
     -------------------------------------------            -------------
     FINANCIAL SERVICES                                            10.81%
     PHARMACEUTICALS                                                7.92%
     RETAIL                                                         7.81%
     ENTERTAINMENT                                                  6.20%
     HEALTHCARE & EQUIPMENT                                         6.11%

--------------------------------------------------------------------------------
 CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The China Region Opportunity Fund seeks long-term capital appreciation by focusing on the economic growth in the greater China region, including China, Hong Kong, Singapore, Korea, Taiwan and other Asian countries. The fund does not emphasize income.

PERFORMANCE

    [Linear graph plotted from data in tables below.]

                                                     MORGAN    INTERNATIONAL
                             CHINA                  STANLEY       FINANCE
                             REGION      HANG       FAR EAST    CORPORATION
                           OPPORTUNITY   SENG       EX JAPAN       CHINA
                              FUND       INDEX       INDEX*        INDEX
                            ---------   --------    --------     ---------
    02/10/94 .............  10,000.0    10,000.0    10,000.0     10,000.00
    02/28/94 .............   9,465.7     9,065.0     9,521.4      9,499.49
    03/31/94 .............   8,155.2     7,864.4     8,604.0      7,780.03
    04/29/94 .............   8,094.6     7,837.0     9,048.6      7,383.05
    05/31/94 .............   8,417.9     8,355.4     9,364.6      7,811.94
    06/30/94 .............   7,852.0     7,656.8     9,081.6      6,846.73
    07/29/94 .............   8,267.4     8,295.5     9,652.8      7,713.08
    08/31/94 .............   8,774.0     8,687.9    10,315.0      8,243.17
    09/30/94 .............   8,834.8     8,367.6    10,429.0      8,451.00
    10/31/94 .............   8,662.4     8,489.7    10,394.2      8,348.25
    11/30/94 .............   7,698.7     7,468.6     9,587.7      7,095.04
    12/30/94 .............   7,191.6     7,243.2     9,567.5      6,089.36
    01/31/95 .............   6,430.8     6,498.1     8,530.3      5,174.75
    02/28/95 .............   6,735.1     7,377.7     9,100.3      5,760.10
    03/31/95 .............   6,714.8     7,628.0     9,209.4      5,854.28
    04/28/95 .............   6,441.0     7,472.4     8,971.6      5,129.60
    05/31/95 .............   7,019.1     8,470.5     9,614.3      5,897.87
    06/30/95 .............   6,846.7     8,308.7     9,450.5      5,744.53
    07/31/95 .............   7,072.5     8,529.8     9,506.1      6,009.19
    08/31/95 .............   6,990.4     8,285.4     8,996.3      5,728.96
    09/29/95 .............   6,939.1     8,740.5     9,256.8      5,604.42
    10/31/95 .............   6,692.4     8,901.5     9,100.3      5,293.06
    11/30/95 .............   6,312.0     8,977.5     8,871.8      4,787.11
    12/29/95 .............   6,178.4     9,225.2     9,229.9      4,538.02
    01/31/96 .............   6,642.5    10,405.2     9,654.3      5,160.74
    02/29/96 .............   6,766.3    10,199.3     9,624.0      5,308.63
    03/29/96 .............   6,580.6    10,078.8     9,780.0      5,028.41
    04/30/96 .............   6,549.7    10,144.6    10,488.8      4,966.14
    05/31/96 .............   6,621.9    10,505.8    10,206.2      5,098.47
    06/30/96 .............   6,704.4    10,275.0    10,124.2      5,082.90
    07/31/96 .............   6,621.0     9,966.6     9,400.5      4,942.79
    08/30/96 .............   6,631.4    10,435.3     9,633.5      5,145.17
    09/30/96 .............   6,662.7    11,150.6     9,852.7      5,121.82
    10/31/96 .............   6,683.6    11,723.2     9,644.7      5,075.11
    11/29/96 .............   7,207.4    12,629.8    10,112.8      5,549.93
    12/31/96 .............   7,898.9    12,688.3     9,989.6      6,389.04
    01/31/97 .............   7,877.9    12,545.1    10,147.6      6,333.00
    02/28/97 .............   8,097.9    12,631.5    10,232.3      6,509.69
    03/31/97 .............   7,982.7    11,873.4     9,747.3      6,302.64
    04/30/97 .............   8,454.1    12,264.8     9,591.8      7,219.58
    05/30/97 .............   8,894.1    14,125.9     9,963.8      7,121.51
    06/30/97 .............   9,009.3    14,556.8    10,302.8      7,205.57
    07/31/97 .............   9,679.8    15,688.1    10,376.9      8,320.23
    08/29/97 .............   9,795.0    13,587.2     8,836.4      9,643.50
    09/30/97 .............   9,239.8    14,512.9     8,562.4      7,651.59
    10/31/97 .............   7,018.9    10,264.2     6,464.2      6,274.62
    11/28/97 .............   6,337.9    10,263.6     6,080.7      4,963.03
    12/31/97 .............   6,125.3    10,444.8     5,787.5      4,863.39
    01/30/98 .............   4,784.0     9,025.4     5,400.6      3,457.62
    02/27/98 .............   6,114.7    11,196.3     6,567.9      4,755.97
    03/31/98 .............   6,114.7    11,298.2     6,398.9      4,464.86
    04/30/98 .............   5,618.4    10,224.1     5,767.4      3,914.53
    05/29/98 .............   4,984.7     8,846.0     4,904.3      3,636.65
    06/30/98 .............   4,319.4     8,502.6     4,406.6      3,234.22
    07/31/98 .............   3,654.0     7,899.1     4,322.6      2,512.65
    08/31/98 .............   3,009.8     7,290.9     3,631.3      1,952.21
    09/30/98 .............   3,654.0     7,918.8     3,977.0      2,601.39
    10/30/98 .............   4,150.4    10,228.5     4,942.0      2,583.48
    11/30/98 .............   4,277.1    10,523.7     5,340.5      2,621.62
    12/31/98 .............   4,087.0    10,164.6     5,373.1      2,388.11
    01/29/99 .............   3,576.1     9,620.2     5,230.5      2,084.53
    02/26/99 .............   3,554.9     9,976.7     5,229.2      2,102.44
    03/31/99 .............   3,938.0    11,149.9     5,741.4      2,204.41
    04/30/99 .............   4,757.6    13,616.6     6,950.1      2,833.35
    05/28/99 .............   4,640.5    12,459.0     6,791.2      2,755.51
    06/30/99 .............   5,939.0    13,892.2     7,984.6      3,771.31
    07/30/99 .............   5,641.0    13,531.0     7,584.9      3,620.30
    08/31/99 .............   5,672.9    13,890.4     7,911.1      3,674.79
    09/30/99 .............   5,374.9    13,130.1     7,274.9      3,489.53
    10/29/99 .............   5,321.7    13,735.1     7,638.6      3,484.08
    11/30/99 .............   5,896.4    15,994.1     8,219.4      4,462.52
    12/31/99 .............   6,364.7    17,643.7     8,878.5      4,901.53
    01/31/00 .............   6,396.6    16,134.1     9,038.6      4,940.45
    02/29/00 .............   6,822.4    17,829.3     8,679.4      6,195.22
    03/31/00 .............   7,088.5    18,159.7     9,003.2      6,234.14
    04/28/00 .............   6,364.7    16,220.0     8,231.7      5,308.63
    05/31/00 .............   6,024.1    15,423.9     7,775.7      5,370.90
    06/30/00 .............   6,503.1    16,962.8     8,028.3      6,188.22
    07/31/00 .............   6,535.0    17,675.2     7,742.4      6,111.93
    08/31/00 .............   6,396.6    18,015.6     7,600.8      5,990.50
    09/29/00 .............   5,864.5    16,509.8     6,691.9      5,323.42
    10/31/00 .............   5,342.9    15,728.5     6,128.7      5,075.89
    11/30/00 .............   5,055.6    14,795.0     5,805.5      4,370.67
    12/31/00 .............   5,163.1    15,974.8     5,771.7      4,455.52
    01/31/01 .............   5,378.6    17,042.5     6,578.1      4,948.24
    02/28/01 .............   5,109.2    15,649.9     6,249.1      4,661.79
    03/30/01 .............   5,066.1    13,609.8     5,595.9      4,196.31
    04/30/01 .............   5,270.9    14,318.4     5,576.4      4,728.73
    05/31/01 .............   5,443.3    14,148.4     5,511.4      5,011.29
    06/30/01 .............   5,303.2    14,010.7     5,381.7      5,098.47

    AVERAGE ANNUAL PERFORMANCE         FOR THE PERIODS ENDED JUNE 30, 2001
    -----------------------------      -----------------------------------
                                       INCEPTION    FIVE YEAR     ONE YEAR
                                       ---------    ---------     --------
    China Region Opportunity Fund
      (Inception 02/10/94)              (8.23)%      (4.58)%      (18.45)%
    Hang Seng Index                      4.65 %       6.40 %      (17.40)%
    Hang Seng 100 Index                   n/a          n/a        (15.38)%
    Morgan Stanley Far East
      ex Japan Index*                   (8.04)%     (11.86)%      (32.97)%
    International Finance Corpora-
      tion China Index                  (8.71)%       0.06%       (17.61)%

    * These  are  not  total   returns.   These   returns   reflect  simle
      appreciation only and do not reflect dividend reinvestment.

    Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70 percent of the total market capitalization of the Stock Exchange of Hong Kong. The Hang Seng 100 Index is a capitalization-weighted index comprised of the 100 highest companies in terms of market capitalization and turnover listed on the Stock Exchange of Hong Kong. The index commenced January 1998; it is not included in the graph as it is less than ten years. The Morgan Stanley Capital Far East ex Japan Index is one index in a series representing both the developed and the emerging markets for a particular region. The International Finance Corporation China Index is one global index in a series representing a large part of the market and shows trends in the markets from the perspective of local investors.

--------------------------------------------------------------------------------
 CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Despite the global economic slowdown, China's economy grew 7.9 percent in the first six months of 2001. This statistic is one of the highest in the global economy. Nonetheless, export growth is waning in Hong Kong and China, and prospects are dimmer going forward than in the past. The driver of this slowdown is primarily the slowdown in the U.S., especially in apparel, technology and other consumer goods. Attention is again turning to Asia on other counts. For example, Beijing recently won the 2008 bid for the summer Olympics, which provides the Chinese with great credibility and honor. In addition, the U.S. is paying closer attention to the Asian region as both a source of goods and an opportunity for economic growth. Trade agreements are expanding, and China's entry into the World Trade Organization (WTO) is imminent. Also, relations between South China Sea nations and city states continue to improve and economic convergences are more noticeable. For example, Taiwan--although going through the pangs of a new presidency--is improving relations with mainland China. Singapore and Hong Kong are also dependent on each other in telecommunications and technology.

INVESTMENT HIGHLIGHTS

The correlation between Hong Kong and U.S. markets continues. Over the last 12 months, Hong Kong and the Nasdaq Composite Index show a statistically high correlation coefficient. This shows that the volatility in these markets is high; however, on a price performance level, Hong Kong had substantially better returns than the Nasdaq Composite.

Nonetheless, as the U.S. markets fell apart in technology and telecommunications, so did the Asian markets. Leading Internet-based stocks in Hong Kong fell dramatically at the same time that U.S. Internet company leaders struggled.

Interest rates were again a driving factor in the markets in both the U.S. and the Greater China Region. The Fed started loosening credit in January 2001, and completed six cuts in six months. Hong Kong's interest rate is tied to its U.S. counterpart due to its currency system, causing the Fed's actions to affect the local market as well. Banking and property stocks performed poorly because of an economic slowdown and the aftershock of rising rates in the prior six months.

In the portfolio, few changes have been made other than to weed out the poorly performing technology stocks. Financials and real estate are among the highest weightings in the portfolio.

--------------------------------------------------------------------------------
 CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------


CURRENT OUTLOOK

The overall macroeconomic outlook is slowing as 2001 unfolds. Export growth is slowing; however, inflation remains low. The impact of lower interest rates has yet to be felt, and we believe that more cuts will have to occur before a true rebound can occur. For long-term investments, the outlook appears to be bright.


     TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      JUNE 30, 2001
     -------------------------------------------------      -------------
     CHINA INTERNATIONAL MARINE CONTAINERS
     (GROUP) CO., LTD                                              11.28%
       SHIPPING & CONTAINERS

     HSBC HOLDINGS PLC                                              8.68%
       BANKING & FINANCIAL SERVICES

     LI & FUNG LTD                                                  6.69%
       APPAREL

     HUTCHISON WHAMPOA LTD                                          6.21%
       CONGLOMERATES

     CHEUNG KONG HOLDINGS LTD                                       5.78%
       REAL ESTATE DEVELOPERS

     CHINA MOBILE (HONG KONG) LTD                                   4.51%
       TELECOMMUNICATIONS

     HUANENG POWER INTERNATIONAL, INC                               4.03%
       UTILITIES

     HONG KONG & CHINA GAS CO., LTD                                 3.66%
       UTILITIES

     SHANGHAI POSTS & TELECOMMUNICATIONS
     EQUIPMENT CO., LTD                                             3.57%
       TELECOMMUNICATIONS

     QINGLING MOTORS CO., LTD                                       2.75%
       MOTOR VEHICLES & TRANSPORTATION

--------------------------------------------------------------------------------
 CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS            JUNE 30, 2001
     -------------------------------------------         ----------------
     SHIPPING & CONTAINERS                                         12.83%
     CONGLOMERATES                                                 11.46%
     TELECOMMUNICATIONS                                             9.80%
     BANKING & FINANCIAL SERVICES                                   9.76%
     REAL ESTATE DEVELOPERS                                         8.50%


     PORTFOLIO PROFILE                                      JUNE 30, 2001
     ---------------------------                         ----------------
     COUNTRY DISTRIBUTION                                % OF INVESTMENTS
     ---------------------------                         ----------------
     Hong Kong                                                     49.10%
     People's Republic of China                                    25.40%
     United States                                                 10.91%
     United Kingdom                                                 8.68%
     Canada                                                         2.90%
     Taiwan                                                         1.25%
     South Korea                                                    1.12%
     Singapore                                                      0.56%
     Bermuda                                                        0.08%
     ---------------------------                         ----------------
     NUMBER OF SECURITIES                                             59

--------------------------------------------------------------------------------
 GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Resources Fund is a diversified natural resources fund with the principal objective of achieving long-term growth of capital, while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production and processing of petroleum, natural gas, industrial commodities, metals, minerals, paper and forest products from around the globe.

PERFORMANCE

    [Linear graph plotted from data in tables below.}

                                                                    S&P
                              GLOBAL      S&P         S&P          BASIS
                            RESOURCES     500        ENERGY      MATERIALS
                              FUND       INDEX       INDEX*        INDEX*
                            ---------   --------    --------     ---------
    06/30/91 .............  10,000.00   10,000.00   10,000.00    10,000.00
    07/31/91 .............  10,434.03   10,465.70   10,571.83    10,404.77
    08/30/91 .............  10,347.22   10,712.93   10,584.91    10,331.17
    09/30/91 .............  10,329.86   10,533.58   10,443.21     9,973.72
    10/31/91 .............  10,625.00   10,674.88   10,603.01    10,261.08
    11/29/91 .............  10,277.78   10,245.94    9,713.25     9,649.55
    12/31/91 .............  10,503.47   11,415.75   10,135.58    10,499.39
    01/31/92 .............  10,557.61   11,203.28    9,628.06    10,749.96
    02/28/92 .............  10,665.90   11,348.31    9,432.91    11,014.54
    03/31/92 .............  10,377.14   11,127.86    9,126.39    11,081.13
    04/30/92 .............  10,521.52   11,454.23   10,058.46    11,739.97
    05/29/92 .............  10,774.18   11,510.24   10,310.41    11,599.79
    06/30/92 .............  10,431.28   11,339.06   10,025.61    11,273.87
    07/31/92 .............  10,557.61   11,801.92   10,449.61    11,580.52
    08/31/92 .............  10,250.81   11,560.82   10,650.33    10,939.20
    09/30/92 .............  10,232.76   11,696.72   10,617.48    10,942.70
    10/30/92 .............  10,106.43   11,736.87   10,099.67    11,128.44
    11/30/92 .............  10,070.34   12,135.41    9,802.34    11,296.65
    12/31/92 .............  10,214.72   12,284.29    9,885.58    11,436.83
    01/29/93 .............   9,996.61   12,386.89   10,112.47    11,445.59
    02/26/93 .............  10,178.37   12,555.65   10,577.95    11,659.37
    03/31/93 .............  10,632.76   12,820.40   10,967.71    11,690.91
    04/30/93 .............  10,814.51   12,510.53   11,111.36    12,050.11
    05/28/93 .............  10,959.92   12,844.36   11,248.33    12,244.61
    06/30/93 .............  11,087.15   12,881.84   11,131.12    11,852.11
    07/30/93 .............  11,214.38   12,829.98   11,226.61    11,934.47
    08/31/93 .............  11,577.89   13,315.72   11,584.91    12,218.33
    09/30/93 .............  11,523.36   13,213.60   11,677.90    11,645.35
    10/29/93 .............  12,032.28   13,486.75   11,581.57    12,300.68
    11/30/93 .............  11,487.01   13,358.20   10,878.62    13,094.45
    12/31/93 .............  12,104.98   13,519.70   10,981.35    13,555.28
    01/31/94 .............  12,682.30   13,978.90   11,491.65    14,886.98
    02/28/94 .............  12,235.35   13,599.83   11,067.65    14,434.90
    03/31/94 .............  11,527.67   13,008.05   10,590.76    13,811.11
    04/29/94 .............  11,266.95   13,174.70   11,082.68    13,798.84
    05/31/94 .............  11,266.95   13,390.07   11,073.50    14,357.81
    06/30/94 .............  10,689.63   13,062.40   10,788.98    13,933.77
    07/29/94 .............  11,006.22   13,491.02   11,295.38    14,590.85
    08/31/94 .............  11,341.44   14,042.87   11,156.18    15,407.39
    09/30/94 .............  11,788.39   13,699.75   10,833.24    15,500.26
    10/31/94 .............  11,602.16   14,007.09   11,715.20    15,132.29
    11/30/94 .............  10,931.73   13,497.60   11,079.34    13,916.24
    12/30/94 .............  10,931.73   13,697.56   10,944.88    14,406.87
    01/31/95 .............  10,361.55   14,052.53   11,140.59    13,863.68
    02/28/95 .............  10,479.52   14,599.64   11,485.80    14,697.74
    03/31/95 .............  10,774.44   15,029.76   12,075.17    15,488.00
    04/28/95 .............  11,069.36   15,472.00   12,401.73    15,696.51
    05/31/95 .............  11,206.99   16,089.46   12,770.04    16,134.57
    06/30/95 .............  11,324.96   16,462.52   12,305.96    16,714.56
    07/31/95 .............  11,639.54   17,008.21   12,709.08    17,552.13
    08/31/95 .............  11,816.50   17,050.66   12,218.54    17,660.77
    09/29/95 .............  11,777.17   17,769.83   12,449.33    17,778.17
    10/31/95 .............  11,246.31   17,706.34   12,471.60    16,700.54
    11/30/95 .............  11,364.28   18,482.74   12,957.96    17,727.35
    12/29/95 .............  11,914.80   18,838.76   13,770.60    17,522.34
    01/31/96 .............  12,353.14   19,479.20   13,746.38    18,638.51
    02/29/96 .............  12,492.61   19,660.42   13,773.11    18,547.40
    03/29/96 .............  13,189.96   19,849.71   14,422.61    19,672.33
    04/30/96 .............  13,967.02   20,142.09   14,801.50    19,761.70
    05/31/96 .............  14,186.19   20,660.66   14,848.55    19,497.11
    06/30/96 .............  13,907.24   20,739.42   14,977.73    18,512.35
    07/31/96 .............  13,309.51   19,823.67   14,410.63    18,046.26
    08/30/96 .............  13,787.70   20,242.44   14,598.83    18,552.65
    09/30/96 .............  14,345.58   21,380.72   15,114.42    19,379.71
    10/31/96 .............  15,023.01   21,970.19   16,033.96    19,528.65
    11/29/96 .............  15,819.99   23,629.41   16,705.46    20,413.53
    12/31/96 .............  15,979.38   23,161.33   16,751.67    19,840.55
    01/31/97 .............  16,566.20   24,607.56   17,586.58    20,227.79
    02/28/97 .............  15,663.41   24,800.75   16,777.00    20,690.38
    03/31/97 .............  15,550.56   23,783.62   17,603.29    19,765.20
    04/30/97 .............  15,144.30   25,202.21   17,777.00    20,271.60
    05/30/97 .............  16,588.77   26,735.47   18,938.20    21,447.35
    06/30/97 .............  16,543.63   27,932.56   19,611.36    22,362.01
    07/31/97 .............  17,942.95   30,153.87   20,940.70    24,159.80
    08/29/97 .............  18,936.02   28,465.86   20,240.53    23,047.14
    09/30/97 .............  20,606.18   30,023.96   21,573.78    23,392.33
    10/31/97 .............  19,522.83   29,022.36   20,982.46    21,326.44
    11/28/97 .............  16,385.64   30,364.77   20,542.59    21,492.90
    12/31/97 .............  15,539.27   30,885.87   20,430.12    21,224.81
    01/30/98 .............  13,694.31   31,227.15   19,316.26    21,054.84
    02/27/98 .............  14,006.13   33,478.08   20,576.56    22,211.32
    03/31/98 .............  13,980.15   35,191.07   21,444.88    23,294.20
    04/30/98 .............  13,616.35   35,544.94   22,176.78    24,264.94
    05/29/98 .............  12,395.04   34,934.82   21,343.26    23,404.59
    06/30/98 .............  11,615.48   36,352.81   21,068.21    22,626.60
    07/31/98 .............  10,705.99   35,966.70   19,846.33    20,562.47
    08/31/98 .............   8,990.95   30,772.01   17,556.79    18,037.50
    09/30/98 .............   9,952.41   32,743.38   19,944.88    19,204.49
    10/30/98 .............  10,316.21   35,404.39   20,158.13    19,742.42
    11/30/98 .............  10,030.37   37,549.30   20,236.08    20,392.50
    12/31/98 .............   9,554.02   39,711.65   20,042.04    19,537.41
    01/29/99 .............   9,081.88   41,371.64   18,559.58    19,020.50
    02/26/99 .............   8,998.56   40,086.04   18,352.45    19,192.22
    03/31/99 .............   9,887.30   41,689.41   21,057.63    19,831.79
    04/30/99 .............  11,525.93   43,303.81   24,110.24    24,391.10
    05/28/99 .............  10,970.46   42,282.69   23,376.67    22,496.93
    06/30/99 .............  11,137.10   44,627.39   23,568.21    23,642.89
    07/30/99 .............  11,164.88   43,236.00   23,866.09    23,276.68
    08/31/99 .............  11,026.01   43,021.94   24,120.82    22,362.01
    09/30/99 .............  10,637.18   41,843.99   23,145.88    21,752.23
    10/29/99 .............  10,415.00   44,490.78   22,793.99    22,179.78
    11/30/99 .............  10,442.77   45,395.13   23,174.55    21,916.94
    12/31/99 .............  10,942.69   48,067.15   23,229.40    24,221.13
    01/31/00 .............  10,581.64   45,652.42   22,831.85    21,377.26
    02/29/00 .............   9,998.40   44,789.14   21,345.77    19,302.61
    03/31/00 .............  11,081.56   49,167.98   23,582.68    21,175.75
    04/28/00 .............  10,914.92   47,689.25   23,351.61    20,280.36
    05/31/00 .............  11,470.38   46,713.25   25,403.95    19,852.81
    06/30/00 .............  10,776.05   47,865.07   24,037.31    18,012.97
    07/31/00 .............  10,581.64   47,117.41   23,501.39    18,051.52
    08/31/00 .............  11,748.12   50,042.43   25,141.15    18,303.84
    09/29/00 .............  11,720.34   47,401.20   25,905.90    16,565.62
    10/31/00 .............  11,275.97   47,200.14   25,361.36    18,303.84
    11/30/00 .............  10,720.50   43,481.62   24,601.34    18,039.25
    12/31/00 .............  12,109.17   43,694.93   25,943.21    20,678.11
    01/31/01 .............  11,720.34   45,244.25   25,186.80    20,147.19
    02/28/01 .............  11,525.93   41,121.46   24,620.82    20,278.61
    03/30/01 .............  11,359.29   38,517.85   24,236.36    19,332.40
    04/30/01 .............  12,386.90   41,508.70   26,638.08    21,273.87
    05/31/01 .............  12,248.04   41,787.16   26,674.55    22,107.94
    06/30/01 .............  11,137.10   40,770.48   24,862.19    21,182.76


    AVERAGE ANNUAL PERFORMANCE         FOR THE PERIODS ENDED JUNE 30, 2001
    --------------------------         -----------------------------------
                                       TEN YEAR     FIVE YEAR     ONE YEAR
                                       --------     ---------     --------
    Global Resources Fund                1.08%       (4.35)%        3.35 %
    S&P 500 Index                       15.09%       14.47 %      (14.83)%
    S&P Energy Index*                    9.52%       10.65 %        3.43 %
    S&P Basic Materials Index*           7.79%        2.73 %       17.60 %

    * These  are  not  total   returns.   These  returns   reflect  simple
      appreciation only and do not reflect dividend reinvestment.

    Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P Energy Index is a capitalization-weighted index of all stocks designed to measure the performance of the energy sector of the S&P 500 Index. The S&P Basic Materials Index is a capitalization-weighted index of all stocks designed to measure the performance of the basic materials sector of the S&P 500 Index.

--------------------------------------------------------------------------------
 GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

For the past 12 months, commodities markets were fixated on natural gas and oil prices that reached peak levels, only to retreat sharply toward the end of May 2001. Natural gas slid 30 percent during this period, after a prolonged rally in the fall of 2000. Oscillation of natural gas prices was driven by a shortfall of natural gas inventories in the fall, and cooler-than-normal summer 2001 temperatures kept natural gas consumption subdued.

The S&P Utility sector fell 12 percent in the first six months of 2001 as investors exited the sector upon announcement of congressional hearings into allegations of utility companies' price fixing of sales to the state of California.

Crude oil prices declined more than 19 percent during the period in review after reaching $37 per barrel. The Organization of Petroleum Exporting Countries' coordinated efforts to bring stability to oil prices was refreshing news as the 11-member committee took a more proactive stance, bringing oil prices between $22 and $28 per barrel.

Platinum and palladium prices saw a strong rally in 2000. Palladium rallied by as much as 75 percent on the back of expectations for a stronger economy. This consensus shifted as economists revised global economic growth downward.
Concerns over slowing cell phone and auto sales grew at the beginning of 2001 and palladium prices gave back what they had gained previously.

Lumber prices rose slightly for the fiscal year in anticipation of a tariff on imports of lumber from Canada. Despite a surge in housing starts, lumber inventories rose as imports added to the domestic supply. Prices for widely-held base metals such as copper and silver also suffered from a slowing economy but held up better than zinc, which slid 20 percent.

Aluminum prices remained flat, rising only one percent. Although aluminum prices remained flat, aluminum stocks rallied sharply as future supplies slowed on calls to close down smelters in the Pacific Northwest. The aluminum sector rallied 86 percent from its trough in September 2000 to its peak in May 2001, closing up 35 percent for the fiscal year.

--------------------------------------------------------------------------------
 GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------


INVESTMENT HIGHLIGHTS

For the fiscal year, the fund posted a return of 3.35 percent. During the period under review, the fund management team increased the fund's holdings in income-oriented companies involved in extraction and distribution of oil and natural gas. Investment in oil and gas royalty income trusts enhanced dividend payouts for shareholders and buffered the portfolio from softening commodity prices for oil and gas while remaining exposed to exploration and production companies.

The fund's exposure to the basic materials sector remained at 26 percent. The largest industry exposure came from the aluminum sector, which rose 28 percent for the fiscal year based on future reduction in smelter capacity to conserve electricity in the Pacific Northwest, where low precipitation has drastically curtailed hydroelectric power generation.

The fund seized two new investment themes this year--uranium mining and production and agricultural production. The fund previously limited exposure to alternate fuels and now holds a position in junior capitalization uranium company and the largest uranium mining company in the world, Denison Mines Ltd (0.86 percent of the fund's total net assets as of 6/30/01) and Cameco Corp. (1.06 percent of the fund's total net assets as of 6/30/01).

Archer Daniels Midland Co. (3.17 percent of the fund's total net assets as of 6/30/01) was added to the portfolio in increments to reduce the fund's leverage to hydrocarbons and metals. By yearend 2001, this company could produce over half of the ethanol in the U.S.

The fund's utility sector holdings were lowered to 11 percent of the fund's net assets, while remaining invested in companies that could weather the storm and have limited exposure to the California energy crisis.

CURRENT OUTLOOK

Sector performance in 2002 may be driven by a recovery in consumer confidence and capital expenditure after interest rate cuts lift corporate activity. A modest recovery by calendar yearend is a possibility, marked by a decline of 5.5 percent in corporate profits in 2001. We are doubtful that earnings growth for the first half of 2002 will reach double digits in light of slowing consumption in North America, Europe and Asia.

--------------------------------------------------------------------------------
 GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------


     TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      JUNE 30, 2001
     -------------------------------------------------      -------------
     EXXON MOBIL CORP                                              14.76%
       PETROLEUM PRODUCTION & REFINING

     SUNCOR ENERGY, INC                                             4.30%
       PETROLEUM PRODUCTION & REFINING

     DUKE ENERGY CORP                                               3.96%
       UTILITIES

     CANADIAN HUNTER EXPLORATION LTD                                3.71%
       OIL & GAS EXTRACTION

     KEY ENERGY SERVICES, INC                                       3.66%
       OIL & GAS FIELD SERVICES

     ALCOA, INC                                                     3.66%
       METAL & MINERAL MINING

     ANDERSON EXPLORATION LTD                                       3.65%
       OIL & GAS EXTRACTION

     ARC ENERGY TRUST                                               3.28%
       INVESTMENT TRUST

     ARCHER DANIELS MIDLAND CO                                      3.19%
       AGRICULTURE PRODUCTS

     ENRON CORP                                                     3.15%
       UTILITIES


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS            JUNE 30, 2001
     -------------------------------------------            -------------
     PETROLEUM PRODUCTION & REFINING                               23.64%
     OIL & GAS EXTRACTION                                          16.41%
     UTILITIES                                                     11.14%
     DIVERSIFIED MINING                                             9.56%
     METAL & MINERAL MINING                                         8.20%

--------------------------------------------------------------------------------
 GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------


     PORTFOLIO PROFILE                                      JUNE 30, 2001
     ---------------------------                         ----------------
     COUNTRY DISTRIBUTION                                % OF INVESTMENTS
     ---------------------------                         ----------------
     United States                                                 59.15%
     Canada                                                        35.67%
     Australia                                                      1.65%
     South Africa                                                   1.18%
     United Kingdom                                                 1.03%
     Hong Kong                                                      0.81%
     Zimbabwe                                                       0.34%
     Luxembourg                                                     0.17%
     ---------------------------                         ----------------
     NUMBER OF SECURITIES                                             61

--------------------------------------------------------------------------------
 GOLD FUNDS
--------------------------------------------------------------------------------


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The World Gold and Gold Shares Funds pursue a dual objective of long-term capital growth and protection against inflation and monetary instability through investment in gold and precious metal companies. The funds are invested across major gold mining countries including the United States, Canada, South Africa and Australia.

PERFORMANCE

    [Linear graph plotted from data in tables below.]

                                                    TORONTO       PHILA-
                                                     STOCK       DELPHIA
                                                    EXCHANGE      STOCK
                                                     GOLD &      EXCHANGE
                              WORLD       S&P       PRECIOUS       GOLD
                              GOLD        500       MINERALS     & SILVER
                              FUND       INDEX       INDEX*       INDEX*
                            ---------   --------    --------     ---------
    06/30/91 .............  10,000.00   10,000.00   10,000.00    10,000.00
    07/31/91 .............  10,029.88   10,465.70    9,940.77     9,754.88
    08/30/91 .............   9,033.86   10,712.93    8,857.75     8,419.48
    09/30/91 .............   9,173.31   10,533.58    8,719.31     8,743.35
    10/31/91 .............  10,099.60   10,674.88    9,585.49     9,194.76
    11/29/91 .............  10,159.36   10,245.94    9,624.46     9,331.19
    12/31/91 .............   9,721.12   11,415.75    9,215.98     8,960.74
    01/31/92 .............   9,960.16   11,203.28    9,108.97     9,264.64
    02/28/92 .............   9,820.72   11,348.31    8,865.61     9,028.39
    03/31/92 .............   9,133.47   11,127.86    8,168.50     7,990.24
    04/30/92 .............   8,266.93   11,454.23    7,852.94     7,756.21
    05/29/92 .............   8,914.34   11,510.24    8,476.36     8,320.76
    06/30/92 .............   9,472.11   11,339.06    8,806.06     8,708.96
    07/31/92 .............  10,000.00   11,801.92    9,640.02     9,164.82
    08/31/92 .............   9,760.96   11,560.82    9,634.52     8,747.78
    09/30/92 .............   9,760.96   11,696.72    9,510.94     8,923.03
    10/30/92 .............   9,362.55   11,736.87    9,320.26     8,386.20
    11/30/92 .............   8,625.50   12,135.41    8,310.15     7,299.25
    12/31/92 .............   9,262.95   12,284.29    8,907.84     7,908.16
    01/29/93 .............   8,824.70   12,386.89    8,780.28     7,933.67
    02/26/93 .............   9,541.83   12,555.65    9,933.44     8,427.24
    03/31/93 .............  10,647.41   12,820.40   11,093.15     9,629.55
    04/30/93 .............  12,201.20   12,510.53   12,930.73    10,959.41
    05/28/93 .............  13,844.62   12,844.36   14,505.60    12,323.65
    06/30/93 .............  14,531.87   12,881.84   15,658.78    12,914.82
    07/30/93 .............  17,280.88   12,829.98   16,932.06    14,296.81
    08/31/93 .............  15,906.37   13,315.72   15,656.84    13,073.43
    09/30/93 .............  13,914.34   13,213.60   13,692.64    11,547.25
    10/29/93 .............  16,205.18   13,486.75   16,364.65    13,692.32
    11/30/93 .............  15,906.37   13,358.20   16,148.10    13,166.59
    12/31/93 .............  17,579.68   13,519.70   17,398.25    14,630.66
    01/31/94 .............  18,187.25   13,978.90   17,533.20    14,622.89
    02/28/94 .............  17,241.04   13,599.83   16,450.50    14,240.24
    03/31/94 .............  17,270.92   13,008.05   16,790.80    14,829.19
    04/29/94 .............  15,886.45   13,174.70   14,840.52    12,691.88
    05/31/94 .............  16,643.43   13,390.07   15,964.77    13,345.16
    06/30/94 .............  15,567.73   13,062.40   14,861.47    12,782.83
    07/29/94 .............  15,587.65   13,491.02   14,755.99    12,394.63
    08/31/94 .............  16,304.78   14,042.87   15,585.42    13,145.52
    09/30/94 .............  17,280.88   13,699.75   17,576.84    14,666.15
    10/31/94 .............  16,334.66   14,007.09   15,911.82    13,022.40
    11/30/94 .............  14,272.91   13,497.60   13,739.30    11,390.86
    12/30/94 .............  14,601.59   13,697.56   14,738.31    12,126.22
    01/31/95 .............  13,064.58   14,052.53   12,943.77    10,800.80
    02/28/95 .............  13,344.04   14,599.64   13,792.62    11,516.19
    03/31/95 .............  14,881.05   15,029.76   15,684.26    13,528.17
    04/28/95 .............  15,290.25   15,472.00   15,750.62    12,969.17
    05/31/95 .............  15,260.31   16,089.46   16,339.00    13,309.67
    06/30/95 .............  15,779.30   16,462.52   16,487.24    13,330.75
    07/31/95 .............  16,467.96   17,008.21   16,485.30    13,165.48
    08/31/95 .............  16,917.09   17,050.66   16,738.79    13,604.70
    09/29/95 .............  16,907.11   17,769.83   16,989.07    13,775.51
    10/31/95 .............  15,170.49   17,706.34   14,898.06    11,887.76
    11/30/95 .............  16,467.96   18,482.74   16,467.98    13,432.79
    12/29/95 .............  16,927.07   18,838.76   16,448.97    13,356.26
    01/31/96 .............  19,661.75   19,479.20   18,894.17    15,644.41
    02/29/96 .............  20,190.72   19,660.42   19,583.81    15,978.26
    03/29/96 .............  21,268.62   19,849.71   19,711.45    15,952.75
    04/30/96 .............  21,927.34   20,142.09   19,534.17    15,907.28
    05/31/96 .............  24,162.99   20,660.66   20,763.07    16,513.98
    06/30/96 .............  21,078.99   20,739.42   17,467.46    13,726.71
    07/31/96 .............  20,540.04   19,823.67   17,528.91    13,792.15
    08/30/96 .............  22,416.39   20,242.44   18,476.47    13,814.33
    09/30/96 .............  21,757.67   21,380.72   17,504.32    12,775.07
    10/31/96 .............  21,188.78   21,970.19   17,787.22    12,821.65
    11/29/96 .............  20,849.44   23,629.41   18,265.53    13,330.75
    12/31/96 .............  20,230.64   23,161.33   17,776.38    12,949.20
    01/31/97 .............  19,100.85   24,607.56   17,014.24    12,222.72
    02/28/97 .............  21,043.67   24,800.75   18,186.30    13,582.52
    03/31/97 .............  18,530.68   23,783.62   14,713.81    11,548.36
    04/30/97 .............  17,622.62   25,202.21   13,573.08    10,410.38
    05/30/97 .............  18,572.91   26,735.47   14,646.82    11,569.43
    06/30/97 .............  16,841.27   27,932.56   12,967.61    10,603.37
    07/31/97 .............  16,038.80   30,153.87   12,967.96    10,860.69
    08/29/97 .............  16,418.92   28,465.86   12,732.08    10,966.06
    09/30/97 .............  17,115.80   30,023.96   14,130.08    12,145.08
    10/31/97 .............  14,243.81   29,022.36   11,556.05     9,750.44
    11/28/97 .............  11,297.91   30,364.77    8,585.81     7,854.92
    12/31/97 .............  11,919.82   30,885.87    9,612.65     8,228.70
    01/30/98 .............  12,946.10   31,227.15   10,067.38     8,315.22
    02/27/98 .............  12,261.91   33,478.08    9,808.69     8,368.46
    03/31/98 .............  13,095.76   35,191.07   10,547.39     9,058.34
    04/30/98 .............  13,640.98   35,544.94   11,270.21     9,752.66
    05/29/98 .............  11,706.01   34,934.82    9,614.93     8,286.38
    06/30/98 .............  10,540.75   36,352.81    8,919.91     7,954.75
    07/31/98 .............   9,803.12   35,966.70    7,689.59     6,978.70
    08/31/98 .............   7,665.03   30,772.01    5,811.57     5,422.58
    09/30/98 .............  10,583.52   32,743.38    9,236.72     8,317.44
    10/30/98 .............  10,444.54   35,404.39    9,395.82     8,361.80
    11/30/98 .............   9,749.66   37,549.30    8,736.83     7,870.45
    12/31/98 .............  10,040.44   39,711.65    8,302.24     7,206.08
    01/29/99 .............   9,612.28   41,371.64    8,084.83     7,016.42
    02/26/99 .............   9,408.90   40,086.04    7,607.23     6,716.95
    03/31/99 .............   9,216.23   41,689.41    7,413.12     6,628.22
    04/30/99 .............  10,318.75   43,303.81    8,739.03     8,143.30
    05/28/99 .............   8,434.83   42,282.69    7,233.87     6,751.33
    06/30/99 .............   8,338.49   44,627.39    7,703.27     7,423.47
    07/30/99 .............   7,867.51   43,236.00    7,219.28     6,973.16
    08/31/99 .............   8,199.34   43,021.94    7,462.98     7,468.94
    09/30/99 .............  10,329.45   41,843.99    9,399.14     8,901.95
    10/29/99 .............   9,269.75   44,490.78    8,072.52     7,714.06
    11/30/99 .............   8,862.99   45,395.13    7,588.63     7,435.67
    12/31/99 .............   8,766.66   48,067.15    7,262.60     7,538.82
    01/31/00 .............   7,781.88   45,652.42    6,441.01     6,652.62
    02/29/00 .............   7,910.33   44,789.14    6,269.47     6,628.22
    03/31/00 .............   7,310.90   49,167.98    5,878.28     6,266.64
    04/28/00 .............   6,946.96   47,689.25    6,122.54     6,072.54
    05/31/00 .............   6,732.88   46,713.25    6,353.51     6,242.24
    06/30/00 .............   6,882.73   47,865.07    6,489.51     6,411.93
    07/31/00 .............   6,154.86   47,117.41    5,736.85     5,639.97
    08/31/00 .............   6,401.05   50,042.43    5,978.35     5,805.24
    09/29/00 .............   5,748.10   47,401.20    5,805.39     5,536.82
    10/31/00 .............   5,137.97   47,200.14    5,189.12     4,865.79
    11/30/00 .............   5,084.45   43,481.62    5,737.69     5,221.83
    12/31/00 .............   5,428.05   43,694.93    6,234.08     5,702.09
    01/31/01 .............   5,374.30   45,244.25    5,866.90     5,419.25
    02/28/01 .............   5,363.56   41,121.46    6,129.72     5,824.09
    03/30/01 .............   5,008.85   38,517.85    5,641.02     5,276.18
    04/30/01 .............   5,481.79   41,508.70    6,505.63     6,114.69
    05/31/01 .............   5,696.76   41,787.16    6,645.51     6,336.51
    06/30/01 .............   5,675.27   40,770.48    6,449.22     5,906.17


     AVERAGE ANNUAL PERFORMANCE        FOR THE PERIODS ENDED JUNE 30, 2001
     -----------------------------     -----------------------------------
                                       TEN YEAR     FIVE YEAR     ONE YEAR
                                       --------     ---------     --------
     World Gold Fund                    (5.51)%      (23.08)%     (17.54)%
     S&P 500 Index                      15.09 %       14.47 %     (14.83)%
     Toronto Stock Exchange Gold &
       Precious Minerals Index*         (4.29)%      (18.05)%      (0.62)%
     Philadelphia Stock Exchange
       Gold & Silver Index*             (5.12)%      (15.51)%      (7.89)%

    * These  are  not  total   returns.   These  returns   reflect  simple
      appreciation only and do not reflect dividend reinvestment.

    Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The Toronto Stock Exchange Gold & Precious Minerals Index (TSE) is a capitalization-weighted index designed to measure the performance of the gold and silver sector of the TSE 300 Index. The Philadelphia Stock Exchange Gold & Silver Index (XAU) is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

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 GOLD FUNDS
--------------------------------------------------------------------------------


    [Linear graph plotted from data in tables below.]

                                                  JOHANNES-
                                      GOLD          BURG            S&P
                                     SHARES       ALL GOLD          500
                                      FUND          INDEX          INDEX
                                   ---------      ---------      ---------
    06/30/91 ................      10,000.00      10,000.00      10,000.00
    07/31/91 ................       9,663.87       9,718.11      10,465.70
    08/30/91 ................       7,983.19       7,880.62      10,712.93
    09/30/91 ................       8,459.38       8,482.51      10,533.58
    10/31/91 ................       8,739.50       8,737.37      10,674.88
    11/29/91 ................       9,131.65       9,254.30      10,245.94
    12/31/91 ................       7,871.15       8,662.50      11,415.75
    01/31/92 ................       7,842.53       9,574.25      11,203.28
    02/28/92 ................       7,069.72       9,085.44      11,348.31
    03/31/92 ................       6,955.23       8,283.59      11,127.86
    04/30/92 ................       6,468.65       7,378.46      11,454.23
    05/29/92 ................       6,897.99       8,103.46      11,510.24
    06/30/92 ................       6,354.16       8,307.06      11,339.06
    07/31/92 ................       6,036.46       8,119.89      11,801.92
    08/31/92 ................       5,516.57       7,173.27      11,560.82
    09/30/92 ................       4,967.80       6,709.51      11,696.72
    10/30/92 ................       4,274.62       5,795.84      11,736.87
    11/30/92 ................       3,985.79       5,987.22      12,135.41
    12/31/92 ................       3,870.26       5,496.57      12,284.29
    01/29/93 ................       4,077.07       6,167.10      12,386.89
    02/26/93 ................       4,431.60       6,498.16      12,555.65
    03/31/93 ................       5,258.83       7,972.76      12,820.40
    04/30/93 ................       6,115.61       9,706.21      12,510.53
    05/28/93 ................       7,297.37      12,183.13      12,844.36
    06/30/93 ................       7,415.54      12,013.66      12,881.84
    07/30/93 ................       8,428.11      13,045.71      12,829.98
    08/31/93 ................       6,909.26      10,860.30      13,315.72
    09/30/93 ................       6,581.67       9,221.56      13,213.60
    10/29/93 ................       7,385.76      10,981.60      13,486.75
    11/30/93 ................       7,326.20      11,421.67      13,358.20
    12/31/93 ................       8,666.36      13,322.10      13,519.70
    01/31/94 ................       7,793.70      11,897.73      13,978.90
    02/28/94 ................       7,312.24      12,075.71      13,599.83
    03/31/94 ................       7,221.96      12,153.52      13,008.05
    04/29/94 ................       7,432.60      11,938.27      13,174.70
    05/31/94 ................       7,191.87      11,096.44      13,390.07
    06/30/94 ................       7,552.97      12,013.55      13,062.40
    07/29/94 ................       7,827.07      12,217.64      13,491.02
    08/31/94 ................       8,679.83      13,403.43      14,042.87
    09/30/94 ................       9,715.31      14,382.83      13,699.75
    10/31/94 ................       9,197.57      13,354.83      14,007.09
    11/30/94 ................       8,040.26      11,677.19      13,497.60
    12/30/94 ................       8,436.18      11,996.52      13,697.56
    01/31/95 ................       6,458.47       8,965.73      14,052.53
    02/28/95 ................       6,829.29       8,900.17      14,599.64
    03/31/95 ................       7,138.31       8,633.90      15,029.76
    04/28/95 ................       6,798.39       8,468.20      15,472.00
    05/31/95 ................       6,612.98       7,921.19      16,089.46
    06/30/95 ................       6,705.68       8,318.44      16,462.52
    07/31/95 ................       7,238.38       8,734.37      17,008.21
    08/31/95 ................       7,207.04       8,798.42      17,050.66
    09/29/95 ................       7,144.37       8,712.08      17,769.83
    10/31/95 ................       6,047.65       7,321.91      17,706.34
    11/30/95 ................       6,110.32       7,443.04      18,482.74
    12/29/95 ................       6,172.99       7,744.79      18,838.76
    01/31/96 ................       7,541.23       9,777.12      19,479.20
    02/29/96 ................       7,318.49       9,698.72      19,660.42
    03/29/96 ................       6,904.84       9,407.37      19,849.71
    04/30/96 ................       6,936.66       9,440.27      20,142.09
    05/31/96 ................       7,127.57       9,704.77      20,660.66
    06/30/96 ................       5,918.43       8,355.17      20,739.42
    07/31/96 ................       5,854.10       8,256.56      19,823.67
    08/30/96 ................       5,821.94       8,368.33      20,242.44
    09/30/96 ................       5,307.29       7,657.21      21,380.72
    10/31/96 ................       5,210.79       7,756.98      21,970.19
    11/29/96 ................       4,856.97       6,953.91      23,629.41
    12/31/96 ................       4,599.65       6,766.91      23,161.33
    01/31/97 ................       4,139.69       6,212.12      24,607.56
    02/28/97 ................       4,731.07       7,341.83      24,800.75
    03/31/97 ................       4,073.98       6,187.64      23,783.62
    04/30/97 ................       3,745.43       5,609.40      25,202.21
    05/30/97 ................       3,811.14       5,521.43      26,735.47
    06/30/97 ................       3,167.19       4,471.15      27,932.56
    07/31/97 ................       3,234.58       4,474.92      30,153.87
    08/29/97 ................       3,268.27       4,551.83      28,465.86
    09/30/97 ................       3,200.88       4,621.63      30,023.96
    10/31/97 ................       2,493.32       3,914.71      29,022.36
    11/28/97 ................       1,920.53       3,147.08      30,364.77
    12/31/97 ................       1,960.96       3,462.28      30,885.87
    01/30/98 ................       1,960.96       3,750.44      31,227.15
    02/27/98 ................       1,788.95       3,326.01      33,478.08
    03/31/98 ................       1,823.35       3,394.78      35,191.07
    04/30/98 ................       1,926.56       4,487.58      35,544.94
    05/29/98 ................       1,548.13       3,806.75      34,934.82
    06/30/98 ................       1,303.87       3,112.57      36,352.81
    07/31/98 ................       1,314.19       3,130.61      35,966.70
    08/31/98 ................       1,011.44       2,562.88      30,772.01
    09/30/98 ................       1,410.52       3,923.43      32,743.38
    10/30/98 ................       1,379.55       3,974.16      35,404.39
    11/30/98 ................       1,293.55       3,850.22      37,549.30
    12/31/98 ................       1,314.19       3,113.35      39,711.65
    01/29/99 ................       1,255.70       3,243.24      41,371.64
    02/26/99 ................       1,228.18       2,875.09      40,086.04
    03/31/99 ................       1,221.30       3,106.12      41,689.41
    04/30/99 ................       1,358.91       3,147.24      43,303.81
    05/28/99 ................       1,145.61       3,096.28      42,282.69
    06/30/99 ................       1,176.58       3,183.76      44,627.39
    07/30/99 ................       1,100.89       2,975.15      43,236.00
    08/31/99 ................       1,159.38       3,540.03      43,021.94
    09/30/99 ................       1,475.88       4,558.18      41,843.99
    10/29/99 ................       1,321.07       4,268.60      44,490.78
    11/30/99 ................       1,266.02       3,941.76      45,395.13
    12/31/99 ................       1,279.79       4,109.34      48,067.15
    01/31/00 ................       1,124.97       3,758.82      45,652.42
    02/29/00 ................       1,131.85       4,292.90      44,789.14
    03/31/00 ................       1,045.85       3,805.00      49,167.98
    04/28/00 ................         963.28       3,199.54      47,689.25
    05/31/00 ................         963.28       3,346.76      46,713.25
    06/30/00 ................       1,004.56       3,561.42      47,865.07
    07/31/00 ................         908.23       3,364.25      47,117.41
    08/31/00 ................         963.28       3,490.85      50,042.43
    09/29/00 ................         901.35       3,229.23      47,401.20
    10/31/00 ................         811.91       2,640.96      47,200.14
    11/30/00 ................         825.67       2,375.01      43,481.62
    12/31/00 ................         897.91       2,819.75      43,694.93
    01/31/01 ................         887.59       2,888.62      45,244.25
    02/28/01 ................         908.23       3,305.02      41,121.46
    03/30/01 ................         825.67       3,006.78      38,517.85
    04/30/01 ................         935.76       3,569.06      41,508.70
    05/31/01 ................         977.04       3,630.74      41,787.16
    06/30/01 ................         973.60       3,763.21      40,770.48


    AVERAGE ANNUAL PERFORMANCE         FOR THE PERIODS ENDED JUNE 30, 2001
    -------------------------------    -----------------------------------
                                       TEN YEAR     FIVE YEAR     ONE YEAR
                                       --------     ---------     --------
    Gold Shares Fund                   (20.78)%      (30.30)%      (3.08)%
    S&P 500 Index                       15.09 %       14.47 %     (14.83)%
    Johannesburg All Gold Index         (9.31)%      (14.74)%        5.67%

    Pastperformance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The Johannesburg All Gold Index is a capitalization-weighted index of all domestic gold stocks traded on the Johannesburg Stock Exchange.


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The first half of the year saw the gold market rocked by several events, which left gold in a stronger fundamental position than for several years. Gold auctions by the Bank of England, the Washington Agreement issued by 15 central banks limiting loans and sales into the market and, finally, concerns over hedge books made it a volatile six months for gold and gold equities.

The second half of the year was definitely more exciting for the sector. Spot gold hit new record lows--$255 on April 2, 2001--but the Fed's aggressive lowering of interest rates coupled with weak global markets caused investors to look to gold, driving the price back up to $270 by fiscal yearend. Lease rates also moved higher, causing a narrowing of the contango, or spread on amount that hedgers and speculators can make

--------------------------------------------------------------------------------
 GOLD FUNDS
--------------------------------------------------------------------------------

selling gold contracts forward. We saw a reversal of positions on the COMEX (the leading U.S. market for metals futures and futures options trading on aluminum, copper, gold and silver), whereby the historical net short position switched to a net long position by early May. Some investors may now figure that inflation will come back and the U.S. dollar will lose its edge against other currencies.

The ensuing rally in the equities markets was short lived. Concerns over the hedge positions of two companies spread throughout the sector, and the resulting sell-off brought the price of all equities down. Very light trading in both the physical and the equity markets characterized the rest of the year, and gold was unable to repeat the highs previously seen in October.

After an initial price rise around the beginning of 2001, the second six months were much quieter aside from one rally that occurred at the start of February. Announcements by several gold producers that they intended to limit their hedging programs and increase their exposure to a gold price rally immediately resulted in rallies in the gold market. For most of February 2001, gold stayed above $300 per ounce but started to recede back after the initial excitement subsided.

Base metal prices--for copper, zinc, palladium and platinum--slid for most of the second half of the fiscal year as global economic weakness underpinned demand for those commodities, dragging equity prices down also.

INVESTMENT HIGHLIGHTS

With positive gold price action and industry consolidation, the funds have increased exposure to leveraged companies such as Harmony Gold Mining Co., Ltd. (11.74% of the Gold Shares Fund's total net assets as of 06/30/01) and Gold Fields Ltd. (6.14% of the Gold Shares Fund's total net assets as of 06/30/01). In addition, the Funds have focused on companies that exhibit strong cash flow and producing such as Meridian Gold, Inc. (0.53% of the Gold Shares Fund's total net assets as of 06/30/01 and 2.86% of the World Gold Fund's total net assets as of 06/30/01) and Goldcorp, Inc. (10.87% of the Gold Shares Fund's total net assets as of 06/30/01 and 10.55% of the World Gold Fund's total net assets as of 06/30/01).

--------------------------------------------------------------------------------
 GOLD FUNDS
--------------------------------------------------------------------------------


CURRENT OUTLOOK

The fundamental outlook for gold is encouraging. A slowing economy and weaker dollar could be favorable for a stronger gold price over the coming months. There have also been several mergers among North American majors and a succession of mergers and acquisitions in the global market. The corporate activity and the lack of new mine development may serve to tighten gold supply. The weakening economic picture could also provide additional underpinning to the gold price, improving the outlook for gold over the coming year.

Finally, falling real interest rates have historically been strong catalysts for higher gold prices.

--------------------------------------------------------------------------------
 GOLD FUNDS
--------------------------------------------------------------------------------


     WORLD GOLD FUND
     --------------------------------------------------------------------
     TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      JUNE 30, 2001
     -------------------------------------------------      -------------
     GOLDCORP, INC                                                 10.54%
       SENIOR GOLD PRODUCERS

     FRANCO-NEVADA MINING CORP., LTD                                7.40%
       GOLD/MINERAL EXPLORATION & DEVELOPMENT

     PLACER DOME, INC                                               6.92%
       SENIOR GOLD PRODUCERS

     GLAMIS GOLD LTD                                                5.92%
       SENIOR GOLD PRODUCERS

     BARRICK GOLD CORP                                              4.76%
       SENIOR GOLD PRODUCERS

     NORTH AMERICAN PALLADIUM LTD                                   4.75%
       DIVERSIFIED MINING

     IVANHOE MINES LTD                                              4.65%
       SENIOR GOLD PRODUCERS

     IAMGOLD CORP                                                   4.53%
       INTERMEDIATE & JUNIOR GOLD PRODUCERS

     ABER DIAMOND CORP                                              4.19%
       DIAMOND MINING & EXPLORATION

     MERIDIAN GOLD, INC                                             2.86%
       INTERMEDIATE & JUNIOR GOLD PRODUCERS


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS            JUNE 30, 2001
     -------------------------------------------            -------------
     SENIOR GOLD PRODUCERS                                         36.23%
     GOLD/MINERAL EXPLORATION & DEVELOPMENT                        27.25%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS                          13.13%
     DIVERSIFIED MINING                                            12.33%
     DIAMOND MINING & EXPLORATION                                   6.35%

--------------------------------------------------------------------------------
 GOLD FUNDS
--------------------------------------------------------------------------------


     GOLD SHARES FUND
     --------------------------------------------------------------------
     TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      JUNE 30, 2001
     -------------------------------------------------      -------------
     HARMONY GOLD MINING CO., LTD                                  12.43%
       GOLD MINING - AFRICA

     GOLDCORP, INC                                                 11.51%
       GOLD MINING - NORTH AMERICA

     FRANCO-NEVADA MINING CORP., LTD                                8.37%
       GOLD MINING - NORTH AMERICA

     PLACER DOME, INC                                               7.70%
       GOLD MINING - NORTH AMERICA

     IMPALA PLATINUM HOLDINGS LTD                                   7.16%
       DIVERSIFIED OPERATIONS

     GOLD FIELDS LTD                                                6.50%
       GOLD MINING - AFRICA

     BARRICK GOLD CORP                                              4.79%
       GOLD MINING - NORTH AMERICA

     ABER DIAMOND CORP                                              4.72%
       DIAMOND MINING & EXPLORATION

     ANGLO AMERICAN PLATINUM CORP                                   4.25%
       DIVERSIFIED OPERATIONS

     NORTH AMERICAN PALLADIUM LTD                                   4.19%
       DIVERSIFIED OPERATIONS


     TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS            JUNE 30, 2001
     -------------------------------------------            -------------
     GOLD MINING - NORTH AMERICA                                   41.58%
     GOLD MINING - AFRICA                                          23.99%
     DIVERSIFIED OPERATIONS                                        22.26%
     DIAMOND MINING & EXPLORATION                                   7.75%
     GOLD MINING - AUSTRALIA                                        3.94%

--------------------------------------------------------------------------------
 GOLD FUNDS
--------------------------------------------------------------------------------


WORLD GOLD FUND

     PORTFOLIO PROFILE                                      JUNE 30, 2001
     ---------------------------                         ----------------
     COUNTRY DISTRIBUTION                                % OF INVESTMENTS
     ---------------------------                         ----------------
     Canada                                                        67.45%
     United States                                                 19.71%
     Australia                                                      6.48%
     Peru                                                           2.17%
     South Africa                                                   1.77%
     Zimbabwe                                                       0.82%
     Papua New Guinea                                               0.82%
     Luxembourg                                                     0.42%
     Ghana                                                          0.29%
     Ireland                                                        0.07%
     ---------------------------                         ----------------
     NUMBER OF SECURITIES                                             99


GOLD SHARES FUND

     PORTFOLIO PROFILE                                      JUNE 30, 2001
     ---------------------------                         ----------------
     COUNTRY DISTRIBUTION                                % OF INVESTMENTS
     ---------------------------                         ----------------
     Canada                                                   45.74%
     South Africa                                             35.41%
     United States                                            10.50%
     Australia                                                 2.83%
     Peru                                                      2.63%
     United Kingdom                                            1.78%
     Papua New Guinea                                          1.11%
     ---------------------------                         ----------------
     NUMBER OF SECURITIES                                        38

U.S. TREASURY SECURITIES CASH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


UNITED STATES
GOVERNMENT                      COUPON    MATURITY     PRINCIPAL
OBLIGATIONS 61.25%               RATE       DATE        AMOUNT         VALUE


UNITED STATES TREASURY BILLS 15.18%
-----------------------------------
                       Yield     3.465%   09/13/01  $ 20,000,000   $ 19,857,550

UNITED STATES TREASURY NOTES 46.07%
-----------------------------------
                                 6.625%   07/31/01    10,000,000     10,012,784
                                 6.50 %   08/31/01    30,000,000     30,118,059
                                 5.875%   10/31/01    20,000,000     20,142,030
                                                                   ------------
                                                                     60,272,873

-------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                           80,130,423
-------------------------------------------------------------------------------
  (cost $80,130,423)

REPURCHASE AGREEMENTS 37.46%

Joint Tri-Party
  Repurchase Agreement,
  06/29/01,
  collateralized by
  U.S. Treaury
  securities held in
  joint tri-party
  repurchase accounts:

3.93% Morgan Stanley
  Dean Witter,
  repurchase price
  $20,006,550                    3.93%   07/02/01     20,000,000     20,000,000
4.00% Credit Suisse
  First Boston,
  repurchase price
  $29,018,608                    4.00%   07/02/01     29,008,938     29,008,938

-------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                          49,008,938
-------------------------------------------------------------------------------
  (cost $49,008,938)

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 98.71%                                            129,139,361
-------------------------------------------------------------------------------
  (cost $129,139,361)
Other assets and
  liabilities, net 1.29%                                              1,692,434
                                                                   ------------

NET ASSETS 100%                                                    $130,831,795
                                                                   ------------

See notes to portfolios of investments and notes to financial statements.

U.S. GOVERNMENT SECURITIES SAVINGS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


UNITED STATES                    COUPON   MATURITY    PRINCIPAL
GOVERNMENT AND AGENCY             RATE      DATE       AMOUNT          VALUE
OBLIGATIONS 104.99%               ----    --------   -----------    -----------

FEDERAL FARM CREDIT BANK 3.95%
------------------------------

Discount Notes:
                           Yield  4.00%   07/09/01  $  7,868,000   $  7,860,996
Variable Rates:
                                  3.90%   04/02/02     2,000,000      1,999,104
Fixed Rates:
                                  5.88%   07/02/01     2,211,000      2,211,057
                                  6.63%   02/01/02       500,000        507,949
                                  5.25%   05/01/02     2,945,000      2,972,625
                                  6.88%   05/01/02    15,000,000     15,377,183
                                                                   ------------
                                                                     30,928,914

FEDERAL HOME LOAN BANK 72.54%
-----------------------------
Discount Notes:
                           Yield  3.90%   07/02/01   152,281,000    152,264,484
                           Yield  4.17%   07/05/01    32,200,000     32,185,070
                           Yield  4.14%   07/11/01     1,001,000        999,849
                           Yield  3.92%   07/13/01    25,000,000     24,967,333
                           Yield  3.94%   07/18/01    28,300,000     28,247,353
                           Yield  4.12%   07/25/01     4,003,000      3,992,005
                           Yield  4.08%   07/27/01    20,000,000     19,941,067
                           Yield  3.75%   08/10/01    23,160,000     23,063,500
                           Yield  3.72%   08/15/01     8,569,000      8,529,154
                           Yield  3.71%   08/29/01    10,000,000      9,939,197
                           Yield  3.72%   09/05/01    10,000,000      9,931,800
                           Yield  3.70%   09/07/01    10,000,000      9,930,111
                           Yield  3.82%   09/10/01    10,000,000      9,924,661
                           Yield  3.67%   09/12/01    20,000,000     19,851,262
                           Yield  4.08%   09/28/01    15,000,000     14,848,700
                           Yield  3.66%   12/07/01    11,093,000     10,913,682
Variable Rates:
                                  3.73%   07/18/01    25,000,000     24,999,197
                                  4.18%   11/09/01     2,000,000      2,000,806
                                  3.81%   02/15/02    10,000,000      9,998,157
Fixed Rates:
                                  5.91%   07/09/01     1,500,000      1,500,314
                                  3.63%   08/01/01    25,000,000     24,998,406
                                  5.61%   08/15/01     1,500,000      1,501,092
                                  5.88%   08/15/01     1,000,000        999,806
                                  6.63%   08/15/01       500,000        499,988
                                  5.58%   08/17/01     1,000,000      1,001,065
                                  6.25%   08/24/01       100,000         99,952
                                  5.75%   08/27/01       500,000        499,357

See notes to portfolios of investments and notes to financial statements.

U.S. GOVERNMENT SECURITIES SAVINGS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


UNITED STATES
GOVERNMENT AND AGENCY            COUPON   MATURITY    PRINCIPAL
OBLIGATIONS                       RATE      DATE       AMOUNT          VALUE

FEDERAL HOME LOAN BANK (CONT'D)
-------------------------------

                                  5.20%   09/11/01  $  1,000,000   $    997,071
                                  6.50%   09/19/01    10,000,000      9,998,315
                                  4.63%   10/09/01     2,550,000      2,537,414
                                  5.31%   10/26/01       300,000        298,868
                                  7.91%   11/07/01       500,000        502,304
                                  6.00%   11/15/01       500,000        502,364
                                  7.13%   11/15/01    10,000,000     10,022,866
                                  6.02%   12/21/01       500,000        498,822
                                  4.88%   01/22/02     5,000,000      5,018,123
                                  6.75%   02/01/02     1,000,000      1,014,207
                                  6.75%   02/15/02     5,000,000      5,052,278
                                  6.75%   02/15/02     4,000,000      4,060,769
                                  5.13%   02/26/02     1,025,000      1,030,795
                                  4.50%   03/26/02     5,000,000      5,016,656
                                  4.85%   04/30/02    10,000,000     10,000,000
                                  6.75%   05/01/02     4,120,000      4,209,353
                                  4.25%   05/03/02     5,000,000      5,008,609
                                  4.11%   05/14/02    10,000,000     10,000,000
                                  4.42%   05/15/02     7,500,000      7,500,000
                                  4.16%   06/04/02     1,170,000      1,169,661
                                  4.25%   06/07/02     5,000,000      5,000,000
                                  4.89%   06/24/02       500,000        503,709
                                  3.75%   06/28/02    10,000,000     10,000,000
                                  5.16%   06/28/02     1,000,000      1,012,467
                                  5.92%   06/28/02     1,000,000      1,020,111
                                  4.02%   07/02/02     7,850,000      7,850,000
                                  4.08%   07/25/02    10,000,000      9,995,313
                                                                   ------------
                                                                    567,447,443
STUDENT LOAN MARKETING
ASSOCIATION 28.38%
----------------------
Discount Notes:
                           Yield  3.89%   07/25/01    10,000,000      9,974,067
Variable Rates:
                                  4.16%   07/26/01    25,000,000     25,000,000
                                  4.11%   08/09/01    25,000,000     24,999,675
                                  4.16%   08/22/01    25,000,000     25,000,000
                                  4.09%   08/23/01    25,000,000     24,999,274
                                  4.09%   09/17/01    10,000,000      9,998,966
                                  4.22%   10/11/01    25,000,000     25,000,000
                                  3.89%   12/12/01     2,000,000      2,000,289
                                  4.08%   06/04/02    25,000,000     24,999,074
                                  3.84%   06/26/02    25,000,000     25,000,000

See notes to portfolios of investments and notes to financial statements.

U.S. GOVERNMENT SECURITIES SAVINGS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


UNITED STATES
GOVERNMENT AND AGENCY            COUPON   MATURITY    PRINCIPAL
OBLIGATIONS                       RATE      DATE       AMOUNT          VALUE

STUDENT LOAN MARKETING
ASSOCIATION (CONT'D)
--------------------

                                  3.97%   07/10/02  $ 25,000,000   $ 24,995,000
                                                                   ------------
                                                                    221,966,345

TENNESSEE VALLEY POWER
AUTHORITY 0.12%
----------------------
Tennessee Valley Power
Authority                         6.13%   7/15/01        949,000        955,340

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 104.99%                                           821,298,042
-------------------------------------------------------------------------------
  (cost $821,298,042)
Other assets and
  liabilities, net (4.99)%                                          (39,056,169)
                                                                   ------------

NET ASSETS 100%                                                    $782,241,873
                                                                   ------------

See notes to portfolios of investments and notes to financial statements.

NEAR-TERM TAX FREE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


                                 COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS 93.54%            RATE      DATE       AMOUNT          VALUE


ALABAMA 1.88%
----------------------------
Birmingham, Alabama
  Refunded, Series B              6.25%   04/01/12    $ 110,000      $  113,650

ARIZONA 3.40%
----------------------------
Maricopa County, Arizona
  United School District, GO      4.85%   07/01/11      200,000         205,250

CONNECTICUT 3.62%
----------------------------
Bridgeport Series A, GO           6.00%   03/01/06      200,000         218,750

FLORIDA 3.06%
----------------------------
Florida State Education
  Capital Outlay                  5.25%   06/01/11      175,000         184,406

GEORGIA 1.76%
----------------------------
Georgia Municipal Electric
  Authority Power Revenue         5.30%   01/01/07      100,000         106,500

HAWAII 3.45%
----------------------------
Hawaii State GO, Unlimited
  Tax                             5.25%   09/01/03      200,000         208,250

ILLINOIS 6.81%
----------------------------
Buffalo Grove, Illinois Park
  District                        5.80%   12/30/01      210,000         212,999
Chicago Water Revenue (ZCB)       0.00%   11/01/08      275,000         198,000
                                                                     ----------
                                                                        410,999

IOWA 3.62%
----------------------------
Finance Authority Hospital
  Facility Revenue                5.15 %  07/01/04      210,000         218,400

MASSACHUSETTS 3.91%
----------------------------
Massachusetts State Health &
  Educational, Facilities
  Authority Revenue               5.00 %  10/01/07      135,000         132,975
Massachusetts State,
  Series C, GO                    4.625%  10/01/08      100,000         103,125
                                                                     ----------
                                                                        236,100

NEBRASKA 4.46%
----------------------------
Nebraska Public Power
  District Revenue                5.70 %  01/01/05      255,000         269,344

NEVADA 8.60%
----------------------------
Nevada State Municipal Bond
  Bank Project #51,
  Series A, GO                    5.10 %  01/01/08      250,000         259,062
Washoe County Gas & Water
  Facilities, Revenue             6.30 %  12/01/14      250,000         259,880
                                                                     ----------
                                                                        518,942

See notes to portfolios of investments and notes to financial statements.

NEAR-TERM TAX FREE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


                                 COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                   RATE      DATE       AMOUNT          VALUE


NEW JERSEY 5.47%
----------------------------
Jersey City, GO                   6.00%   10/01/05   $  110,000    $    119,900
Washington Township Board of
  Education, GO                   5.10%   02/01/08      200,000         210,250
                                                                     ----------
                                                                        330,150

NEW YORK 7.46%
----------------------------
Buffalo, New York School
  District, Series B, GO          4.50%   02/01/08      110,000         112,337
Hempstead Township, GO
  Unlimited Tax                   5.375%  11/15/10      120,000         127,950
New York, New York, Series F      5.25%   08/01/04      200,000         209,750
                                                                     ----------
                                                                        450,037

OKLAHOMA 3.31%
----------------------------
Oklahoma Municipal Improve-
  ment Authority Water &
  Sewerage Revenue                7.20%   07/01/01      200,000         200,000

PENNSYLVANIA 4.27%
----------------------------
Philadelphia Hospitals &
  Higher Education Facili-
  ties Authority Revenue          5.00%   05/15/03      250,000         257,500

PUERTO RICO 1.69%
----------------------------
Puerto Rico Electric Power
  Authority Revenue               4.25%   07/01/03      100,000         101,875

TEXAS 8.63%
----------------------------
Arlington, Texas Refunded,
  Series A                        5.00%   08/15/08      200,000         209,250
Bexar County, Texas
  Refunded, GO                    5.40%   06/15/12      200,000         206,500
Texas State Public Finance
  Authority                       6.00%   08/01/03      100,000         105,375
                                                                     ----------
                                                                        521,125

UTAH 3.41%
----------------------------
State Municipal Finance COOP
  Local Government Revenue        6.40%   08/01/09      200,000         205,490

VIRGIN ISLANDS 2.56%
----------------------------
Virgin Islands Public
  Finance Authority Revenue       5.00%   10/01/03      150,000         154,500

VIRGINIA 1.71%
----------------------------
Virginia State Resources
  Authority Clean Water
  Revenue                         4.75%   10/01/10      100,000         103,125


See notes to portfolios of investments and notes to financial statements.

NEAR-TERM TAX FREE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


                                 COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                   RATE      DATE       AMOUNT          VALUE


WASHINGTON 4.54%
----------------------------
King County, Series A, GO
  Pre-refunded                    5.80%   12/01/06   $  105,000      $  111,431
King County, Series A, GO         5.80%   12/01/06      155,000         162,363
                                                                     ----------
                                                                        273,794

WISCONSIN 5.92%
----------------------------
Milwaukee, Wisconsin,
  Series L, GO                    4.60%   12/15/13      150,000         148,125
State Health & Educational
  Facilities Revenue              5.20%   06/01/05      200,000         209,250
                                                                     ----------
                                                                        357,375

-------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                 5,645,562
-------------------------------------------------------------------------------
  (cost $5,516,330)

REPURCHASE AGREEMENT 8.76%

Joint Tri-Party Repurchase
  Agreement, Credit Suisse
  First Boston, 06/29/01,
  4.00%, due 07/02/01,
  repurchase price $528,868
  collateralized by U.S.
  Treasury securities held
  in a joint tri-party
  repurchase account (cost
  $528,692)                       4.00%   07/02/01      528,692         528,692

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 102.30%                                             6,174,254
-------------------------------------------------------------------------------
  (cost $6,045,022)
Other assets and liabili-
  ties, net (2.30)%                                                    (139,057)
                                                                     ----------
NET ASSETS 100%                                                      $6,035,197
                                                                     ----------


See notes to portfolios of investments and notes to financial statements.

TAX FREE FUND

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                          June 30, 2001
--------------------------------------------------------------------------------

                                 COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS 93.48%            RATE      DATE       AMOUNT          VALUE


ARIZONA 1.63%
----------------------------
Salt River Project Arizona
  Agricultural Improvement &
  Power District Electric
  System Revenue                  6.00%   01/01/07   $  300,000     $   329,250

COLORADO 1.98%
----------------------------
Denver, Colorado City &
  County School District #1       5.00%   12/01/23      410,000         400,262

FLORIDA 6.40%
----------------------------
Florida Board of Education
  Capital Outlay, GO
  Unlimited Tax, Refunding,
  Series A                        6.625%  06/01/07      700,000         757,750
Miami-Dade County School
  District                        5.375%  08/01/11      500,000         537,500
                                                                    -----------
                                                                      1,295,250

GEORGIA 2.29%
----------------------------
Georgia Municipal Electric
  Authority Power Revenue         5.30%   01/01/07      200,000         213,000
Metropolitan Atlanta Rapid
  Transport Authority             5.70%   07/01/01      250,000         250,000
                                                                    -----------
                                                                        463,000

HAWAII 2.77%
----------------------------
Hawaii State, Refunding,
  Series CO                       6.00%   03/01/11      500,000         560,625

ILLINOIS 5.44%
----------------------------
Du Page County, Refunding         5.60%   01/01/21      490,000         523,687
Illinois Development
  Financing Authority
  Revenue, Series B               6.25%   09/01/17      250,000         264,375
Illinois Regional Transpor-
  tation Authority Revenue,
  Series A                        7.20%   11/01/20      250,000         313,437
                                                                    -----------
                                                                      1,101,499

INDIANA 5.25%
----------------------------
Fort Wayne Water Works
  Revenue                         4.75%   12/01/10      500,000         507,500
Indiana Health Facility
  Finance Authority Revenue,
  Series A                        5.75%   08/01/08      540,000         556,200
                                                                    -----------
                                                                      1,063,700

IOWA 2.53%
----------------------------
Polk County Revenue Catholic
  Health Initiatives,
  Series A                        5.125%  12/01/11      500,000         513,125


See notes to portfolios of investments and notes to financial statements.

TAX FREE FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                          June 30, 2001
--------------------------------------------------------------------------------

                                 COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                   RATE      DATE       AMOUNT          VALUE
                                  ----    --------   -----------    -----------

KANSAS 4.47%
----------------------------
Kansas State Development
  Finance Authority Hospital
  Revenue, Series Z               5.00%   12/15/12   $  500,000     $   504,375
Seward County School
  District                        7.40%   09/01/03      370,000         401,450
                                                                    -----------
                                                                        905,825

KENTUCKY 2.00%
----------------------------
Louisville & Jefferson
  County Regulation Airport
  Authority, Series B             5.00%   07/01/14      400,000         404,500

MASSACHUSETTS 2.35%
----------------------------
Massachusetts State
  Authority Revenue,
  Series A                        5.00%   07/01/27      500,000         476,250

MICHIGAN 4.40%
----------------------------
Belding Area Schools              5.00%   05/01/18      390,000         388,050
Michigan State Hospital
  Finance Authority Revenue       4.90%   05/15/13      500,000         503,750
                                                                    -----------
                                                                        891,800

MISSISSIPPI 2.01%
----------------------------
Vicksburg Leased Housing
  Corp. Housing Revenue,
  Refunding, Series A             6.125%  02/15/22      400,000         407,000

MISSOURI 2.06%
----------------------------
St. Louis Airport Develop-
  ment Program, Series A          5.00%   07/01/11      400,000         418,000

NEVADA 4.36%
---------------------------
Clark County Las Vegas
  Convention & Visitors
  Authority, GO Limited Tax       5.50%   07/01/17      870,000         883,050

NEW YORK 8.23%
---------------------------
Albany, New York Parking
  Authority Revenue               5.00%   07/15/09      300,000         301,875
New York, GO Unlimited,
  Series H                        5.25%   03/15/14      450,000         461,812
New York, GO Unlimited,
  Series J                        5.00%   05/15/12      250,000         255,938
New York State Dormitory
  Authority Revenue               6.25%   07/01/08      300,000         324,750
New York State Refunding,
  Series A                        4.20%   03/15/10      325,000         322,562
                                                                    -----------
                                                                      1,666,937

NORTH CAROLINA 3.56%
---------------------------
North Carolina Eastern
  Municipal Power
  Agency Revenue, Refunding,
  Series A                        5.60%   01/01/10      675,000         719,719


See notes to portfolios of investments and notes to financial statements.

TAX FREE FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                          JUNE 30, 2001
--------------------------------------------------------------------------------

                                 COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                   RATE      DATE       AMOUNT          VALUE


OHIO 2.47%
----------------------------
Olentangy Local School
  District, GO Limited Tax,
  Series A                        6.25%   12/01/15   $  240,000     $   266,100
South Euclid Special
  Assessment, GO Limited Tax      6.70%   12/01/14      200,000         233,000
                                                                    -----------
                                                                        499,100

OREGON 2.42%
----------------------------
Multnomah County, GO
  Unlimited                       4.75%   10/01/15      500,000         490,000

PENNSYLVANIA 2.55%
----------------------------
Chester County Health &
  Educational Facilities
  Authority Revenue               5.00%   05/15/08      250,000         260,938
Philadelphia Hospital &
  Higher Educational Facili-
  ties Authority Revenue          4.95%   06/15/06      265,000         255,725
                                                                    -----------
                                                                        516,663

PUERTO RICO 3.24%
----------------------------
Puerto Rico Commonwealth
  Public Improvement, GO
  Unlimited                       5.50%   07/01/17      610,000         655,750

RHODE ISLAND 2.70%
----------------------------
North Providence, GO
  Unlimited Tax, Series A         6.05%   07/01/13      500,000         547,500

SOUTH CAROLINA 3.25%
----------------------------
Charleston County Refunding
  and Capital Improvement         5.25%   05/01/12      400,000         419,500
South Carolina Jobs Economic
  Development Authority
  Revenue                         5.00%   11/01/23      250,000         239,063
                                                                    -----------
                                                                        658,563

TEXAS 9.33%
----------------------------
Austin, GO                        5.00%   09/01/16      565,000         559,350
Bexar County Independent
  School District                 5.00%   06/15/18      500,000         487,500
Clear Lake City Independent
  School District                 5.00%   03/01/18      500,000         490,625
Plano Texas, GO Limited           4.50%   09/01/10      350,000         351,313
                                                                    -----------
                                                                      1,888,788

UTAH 1.56%
----------------------------
Weber County School District      5.15%   06/15/08      300,000         315,375


See notes to portfolios of investments and notes to financial statements.

TAX FREE FUND
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                                          June 30, 2001
--------------------------------------------------------------------------------

                                 COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                   RATE      DATE       AMOUNT          VALUE
                                  ----    --------   -----------    -----------

VIRGINIA 2.95%
----------------------------
State Housing Development
  Authority Multifamily
  Revenue, Series E               5.90%   11/01/17   $  425,000     $   437,219
Virginia State Resources
  Authority Clean Water
  Revenue                         4.75%   10/01/10      155,000         159,844
                                                                    -----------
                                                                        597,063

WASHINGTON 1.28%
----------------------------
King & Snohomish Counties'
  School District                 5.00%   06/15/10      250,000         260,000

-------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                18,928,594
-------------------------------------------------------------------------------
  (cost $18,504,685)

REPURCHASE AGREEMENT 6.33%

Joint Tri-Party Repurchase
  Agreement, Credit Suisse
  First Boston, 06/29/01,
  4.00%, due 07/02/01,
  repurchase price
  $1,281,903,
  collateralized by U.S.
  Treasury securities held
  in a joint tri- party
  repurchase account (cost
  $1,281,476)                     4.00%   07/02/01    1,281,476       1,281,476

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.81%                                             20,210,070
-------------------------------------------------------------------------------
  (cost $19,786,161)
Other assets and liabilities,
  net 0.19%                                                              37,626
                                                                    -----------
NET ASSETS 100%                                                     $20,247,696
                                                                    -----------


See notes to portfolios of investments and notes to financial statements.

EQUITY INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS 85.94%                                   SHARES           VALUE


AGRICULTURE PRODUCTS 0.33%
--------------------------------------------
Archer Daniels Midland Co.                             1,600           $ 20,800

AIRCRAFT & AEROSPACE 1.83%
--------------------------------------------
The Boeing Co.                                         1,300             72,280
United Technologies Corp.                                600             43,956
                                                                       --------
                                                                        116,236

BANKS 13.64%
--------------------------------------------
Bank of America Corp.                                  1,000             60,030
Bank of New York Co., Inc.                             1,800             86,400
Citigroup, Inc.                                        6,500            343,460
Fifth Third Bancorp                                      900             54,045
FleetBoston Financial Corp.                              592             23,354
Mellon Financial Corp.                                 1,200             55,200
PNC Financial Services Group                             700             46,053
SunTrust Banks, Inc.                                   1,000             64,780
Wells Fargo & Co.                                      1,500             69,645
Wilmington Trust Corp.                                 1,000             62,650
                                                                       --------
                                                                        865,617

BROADCASTING 1.98%
--------------------------------------------
Clear Channel Communications, Inc.                     2,000            125,400*

CHEMICAL & PHARMACEUTICALS 6.20%
--------------------------------------------
Dow Chemical Co.                                         500             16,625
Merck & Co., Inc.                                      1,000             63,910
Pfizer, Inc.                                           2,000             80,100
Pharmacia Corp.                                        5,070            232,966
                                                                     ----------
                                                                        393,601

COMPUTER SERVICES 1.48%
--------------------------------------------
Electronic Data Systems Corp.                          1,500             93,750

ELECTRONICS & COMPONENTS 0.73%
--------------------------------------------
General Motors Corp., Class H                          2,292             46,413*

ENTERTAINMENT 4.30%
--------------------------------------------
AOL Time Warner, Inc.                                  3,000            159,000
Viacom, Inc., Class B                                  2,200            113,850*
                                                                       --------
                                                                        272,850


See notes to portfolios of investments and notes to financial statements.

EQUITY INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS                                          SHARES           VALUE


FINANCIAL SERVICES 8.43%
--------------------------------------------
Allstate Corp.                                           500           $ 21,995
Fannie Mae                                             1,700            144,755
First Data Corp.                                       1,000             64,250
Household International, Inc.                          2,000            133,400
Merrill Lynch & Co., Inc.                              1,800            106,650
Washington Mutual, Inc.                                1,700             63,835
                                                                       --------
                                                                        534,885

GROCERY STORES 1.18%
--------------------------------------------
The Kroger Co.                                         3,000             75,000*

HEALTHCARE 4.46%
--------------------------------------------
HCA Inc.                                               1,000             45,190
Johnson & Johnson                                      2,000            100,000
Medtronic, Inc.                                        3,000            138,030
                                                                       --------
                                                                        283,220

HOTELS 2.35%
--------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.              4,000            149,120

HOUSEHOLD APPLIANCES 2.46%
--------------------------------------------
General Electric Co.                                   3,200            156,000

INSURANCE 2.56%
--------------------------------------------
American General Corp.                                 2,200            102,190
Marsh & McLennan Companies, Inc.                         600             60,600
                                                                       --------
                                                                        162,790

INVESTMENT TRUST 2.27%
--------------------------------------------
ARC Energy Trust                                      10,000             76,102
Standard & Poor's 500 Depositary Receipt                 550             67,832
                                                                     ----------
                                                                        143,934

MANUFACTURING 1.92%
--------------------------------------------
Honeywell International, Inc.                          1,000             34,990
Tyco International Ltd.                                1,600             87,200
                                                                       --------
                                                                        122,190

METAL & MINERAL MINING 0.62%
--------------------------------------------
Alcoa, Inc.                                            1,000             39,400


See notes to portfolios of investments and notes to financial statements.

EQUITY INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS                                          SHARES           VALUE


OIL & GAS EXTRACTION 3.20%
--------------------------------------------
Apache Corp.                                           2,000           $101,500
Baker Hughes, Inc.                                     1,000             33,500
Unocal Corp.                                           2,000             68,300
                                                                       --------
                                                                        203,300

OIL & GAS FIELD SEVICES 0.56%
--------------------------------------------
Halliburton Co.                                        1,000             35,600

PETROLEUM PRODUCTION & REFINING 7.48%
--------------------------------------------
Exxon Mobil Corp.                                      5,000            436,750
Suncor Energy, Inc.                                    1,500             38,150
                                                                       --------
                                                                        474,900

REAL ESTATE INVESTMENT TRUSTS 3.36%
--------------------------------------------
Avalonbay Communities, Inc.                            2,000             93,500
Spieker Properties, Inc.                               2,000            119,900
                                                                       --------
                                                                        213,400

RETAIL 1.30%
--------------------------------------------
CVS Corp.                                                500             19,300
Wal-Mart Stores, Inc.                                  1,300             63,440
                                                                       --------
                                                                         82,740

TELECOMMUNICATIONS 7.59%
--------------------------------------------
BellSouth Corp.                                        2,900            116,783
Global Crossing Ltd.                                   4,000             34,560*
Nextel Communications, Inc., Class A                   1,000             17,500*
Qwest Communications International, Inc.               2,075             66,130
Sprint Corp., PCS Group                                1,000             24,150*
Verizon Communications, Inc.                           3,000            160,500
WorldCom, Inc.                                         4,000             59,840*
WorldCom, Inc. - MCI Group                               160              2,576*
                                                                       --------
                                                                        482,039

TOBACCO 0.80%
--------------------------------------------
Philip Morris, Inc.                                    1,000             50,750

UTILITIES 4.91%
--------------------------------------------
American Electric Power Co., Inc.                        900             41,553
Calpine Corp.                                          1,000             37,800*
Enron Corp.                                            2,500            122,500


See notes to portfolios of investments and notes to financial statements.

EQUITY INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS                                          SHARES           VALUE


UTILITIES (CONT'D)
--------------------------------------------
Reliant Energy, Inc.                                   1,000           $ 32,210
Southern Co.                                           1,000             23,250
TXU Corp.                                                500             24,095
UtiliCorp United, Inc.                                 1,000             30,550
                                                                       --------
                                                                        311,958

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                   5,455,893
-------------------------------------------------------------------------------
  (cost $4,788,051)



PREFERRED STOCKS 7.90%


BROADCASTING 0.76%
--------------------------------------------
Emmis Communications Corp., 6.25%, Series A            1,000             47,945

FINANCIAL SERVICES 3.88%
--------------------------------------------
Citigroup Capital VI, 6.875%                          10,000            246,600

REAL ESTATE INVESTMENT TRUSTS 1.74%
--------------------------------------------
Fleet Capital Trust, 7.05%, Series III                 2,000             48,100
Public Storage, Inc., 8.875%, Series G                 2,500             62,575
                                                                       --------
                                                                        110,675

TELECOMMUNICATIONS 0.73%
--------------------------------------------
Global Crossing Ltd., 6.75%                              400             46,100

UTILITIES 0.79%
--------------------------------------------
Duke Energy Capital Trust, 7.20%                       2,000             49,880


-------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                  501,200
-------------------------------------------------------------------------------
  (cost $570,637)


PURCHASED OPTIONS 0.06%                             CONTRACTS

TELECOMMUNICATIONS 0.06%
--------------------------------------------
WorldCom, Inc., Strike Price 25, Call,
  Expiration Jan. 2002                                   100              4,000
  (premium $39,050)

See notes to portfolios of investments and notes to financial statements.

EQUITY INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


                                                      PRINCIPAL
REPURCHASE AGREEMENT 17.14%                            AMOUNT           VALUE


Joint Tri-Party Repurchase Agreement, Credit
  Suisse First Boston, 06/29/01, 4.00%, due
  07/02/01, repurchase price $1,088,566,
  collateralized by U.S. Treasury securities
  held in a joint tri-party repurchase
  account (cost $1,088,203)                       $1,088,203         $1,088,203

--------------------------------------------------------------------------------
TOTAL INVESTMENTS 111.04%                                             7,049,296
--------------------------------------------------------------------------------
  (cost $6,485,941)
Other assets and liabilities, net (11.04)%                             (700,970)
                                                                     ----------

NET ASSETS 100%                                                      $6,348,326
                                                                     ----------

See notes to portfolios of investments and notes to financial statements.

ALL AMERICAN EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS 93.77%                                   SHARES           VALUE


AGRICULTURE PRODUCTS 0.48%
--------------------------------------------
Archer Daniels Midland Co.                            10,000         $  130,000

AIRCRAFT & AEROSPACE 1.53%
--------------------------------------------
The Boeing Co.                                         4,500            250,200
United Technologies Corp.                              2,200            161,172
                                                                       --------
                                                                        411,372

BANKS 5.21%
--------------------------------------------
Bank of New York Co., Inc.                             2,000             96,000
Citigroup, Inc.                                       21,800          1,151,912
Fifth Third Bancorp                                    2,600            156,130
                                                                       --------
                                                                      1,404,042

BROADCAST/MEDIA 1.20%
--------------------------------------------
Clear Channel Communications, Inc.                     3,000            188,100*
Gemstar-TV Guide International, Inc.                   3,100            136,400*
                                                                       --------
                                                                        324,500

CLOSED END FUNDS 1.57%
--------------------------------------------
Technology Select Sector SPDR Fund                    15,000            422,550

COMPUTER & OFFICE EQUIPMENT 3.34%
--------------------------------------------
Cisco Systems, Inc.                                   14,000            254,800*
Dell Computer Corp.                                    5,000            130,750*
IBM Corp.                                              4,550            514,150
                                                                     ----------
                                                                        899,700

COMPUTER SERVICES 0.32%
--------------------------------------------
Electronic Data Systems Corp.                          1,400             87,500

DATA PROCESSING & SOFTWARE 5.35%
--------------------------------------------
Microsoft Corp.                                       12,000            876,000*
Oracle Corp.                                          23,272            442,168*
Siebel Systems, Inc.                                   2,600            121,940*
                                                                     ----------
                                                                      1,440,108

ELECTRONICS & COMPONENTS 5.76%
--------------------------------------------
Applied Materials, Inc.                                4,000            196,400*
Atmel Corp.                                           23,500            317,015*
EMC Corporation                                        6,000            174,300*
General Motors Corp., Class H                          2,600             52,650*


See notes to portfolios of investments and notes to financial statements.

ALL AMERICAN EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------



COMMON STOCKS                                          SHARES           VALUE


ELECTRONICS & COMPONENTS (CONT'D)
--------------------------------------------
Intel Corp.                                           11,160         $  326,430
Nokia Oyj Corp., ADR                                   5,000            110,200
Sanmina Corp.                                         16,000            374,560*
                                                                     ----------
                                                                      1,551,555

ENTERTAINMENT 6.14%
--------------------------------------------
AOL Time Warner, Inc.                                 17,200            911,600
The Walt Disney Co.                                    6,000            173,340
Viacom, Inc., Class B                                 11,000            569,250*
                                                                     ----------
                                                                      1,654,190

FINANCIAL SERVICES 10.71%
--------------------------------------------
Fannie Mae                                            18,500          1,575,275
Federated Investors, Inc., Class B                    15,650            503,930
Household International, Inc.                          5,700            380,190
Lehman Brothers Holdings, Inc.                         2,000            155,500
Merrill Lynch & Co., Inc.                              2,400            142,200
Washington Mutual, Inc.                                3,450            129,547
                                                                     ----------
                                                                      2,886,642

GROCERY STORES 0.64%
--------------------------------------------
Safeway, Inc.                                          3,600            172,800*

HEALTHCARE & EQUIPMENT 6.05%
--------------------------------------------
Baxter International, Inc.                             3,900            191,100
HCA Inc.                                               2,500            112,975
Johnson & Johnson                                     20,000          1,000,000
Medtronic, Inc.                                        7,100            326,671
                                                                       --------
                                                                      1,630,746

HOUSEHOLD APPLIANCES 5.18%
--------------------------------------------
General Electric Co.                                  28,600          1,394,250

INSURANCE 3.67%
--------------------------------------------
American International Group                          11,500            989,000

INVESTMENT TRUST 4.25%
--------------------------------------------
ARC Energy Trust                                      90,000            684,918
Nasdaq-100 Shares                                     10,000            459,300*
                                                                     ----------
                                                                      1,144,218

See notes to portfolios of investments and notes to financial statements.

ALL AMERICAN EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------



COMMON STOCKS                                          SHARES           VALUE


MANUFACTURING 3.48%
--------------------------------------------
Tyco International Ltd.                               17,200         $  937,400

METAL & MINERAL MINING 0.39%
--------------------------------------------
Alcan, Inc.                                              600             25,212
Alcoa, Inc.                                            2,000             78,800
                                                                       --------
                                                                        104,012

OIL & GAS EXTRACTION 2.29%
--------------------------------------------
Apache Corp.                                           2,400            121,800
EOG Resources, Inc.                                    3,000            106,650
Key Energy Services, Inc.                             25,000            271,000*
Precision Drilling Corp.                               3,800            118,712*
                                                                     ----------
                                                                        618,162

PETROLEUM PRODUCTION & REFINING 2.25%
--------------------------------------------
Exxon Mobil Corp.                                      1,552            135,567
Suncor Energy, Inc.                                   18,500            470,515
                                                                     ----------
                                                                        606,082

PHARMACEUTICALS 7.85%
--------------------------------------------
American Home Products Corp.                           5,400            315,576
Amgen, Inc.                                            6,000            364,080*
Bristol-Myers Squibb Co.                               2,600            135,980
Eli Lilly & Co.                                        1,660            122,840
Merck & Co., Inc.                                      6,000            383,460
Pfizer, Inc.                                          19,775            791,989
                                                                     ----------
                                                                      2,113,925

RETAIL 7.74%
--------------------------------------------
Cardinal Health, Inc.                                  4,500            310,500
CVS Corp.                                              4,300            165,980
Home Depot, Inc.                                      10,000            465,500
Starbucks Corp.                                        7,300            167,900*
Wal-Mart Stores, Inc.                                 20,000            976,000
                                                                     ----------
                                                                      2,085,880

TELECOMMUNICATIONS 5.99%
--------------------------------------------
AT&T Corp., Liberty Media, Class A                    11,948            208,971*
AT&T Wireless Group                                    5,320             86,982*
BellSouth Corp.                                        9,200            370,484
Qwest Communications International, Inc.               3,697            117,823
SBC Communications, Inc.                               6,000            240,360


See notes to portfolios of investments and notes to financial statements.

ALL AMERICAN EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS                                          SHARES           VALUE


TELECOMMUNICATIONS (CONT'D)
--------------------------------------------
Trooper Technologies, Inc.                           190,000         $  250,379*
Verizon Communications, Inc.                           4,800            256,800
WorldCom, Inc.                                         5,500             82,280*
                                                                     ----------
                                                                      1,614,079

UTILITIES 2.38%
--------------------------------------------
Calpine Corp.                                          2,000             75,600*
Duke Energy Corp.                                     12,000            468,120
Enron Corp.                                            2,000             98,000
                                                                       --------
                                                                        641,720

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                  25,264,433
-------------------------------------------------------------------------------
  (cost $21,144,882)


PURCHASED OPTIONS 0.01%                              CONTRACTS

ELECTRONICS & COMPONENTS 0.01%
--------------------------------------------
Solectron Corp., Strike Price 35, Call, Expiration
  Jan. 2002                                               65              2,112
  (premium $44,895)


                                                    PRINCIPAL
REPURCHASE AGREEMENT 5.32%                            AMOUNT

Joint Tri-Party Repurchase Agreement, Credit
  Suisse First Boston, 06/29/01, 4.00%, due
  07/02/01, repurchase price $1,432,846
  collateralized by U.S. Treasury securities
  held in a joint tri-party repurchase
  account (cost $1,432,369)                       $1,432,369          1,432,369

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.10%                                             26,698,914
-------------------------------------------------------------------------------
  (cost $22,622,146)
Other assets and liabilities, net 0.90%                                 243,389
                                                                    -----------

NET ASSETS 100%                                                     $26,942,303
                                                                    -----------

See notes to portfolios of investments and notes to financial statements.

CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS 92.01%                     SHARES             VALUE


AIRLINES 0.14%
--------------------------------------------
Cathay Pacific Airways                                15,295         $   20,590

APPAREL 7.27%
--------------------------------------------
Li & Fung Ltd.                                       610,000          1,001,051
Yue Yuen Industrial Holdings Ltd.                     49,200             97,772
                                                                     ----------
                                                                      1,098,823

BANKING & FINANCIAL SERVICES 9.65%
--------------------------------------------
Hang Seng Bank Ltd.                                    8,642             88,638
HSBC Holdings plc                                     110,000         1,297,469
SE Global Equities Corp.                              66,890             73,579*
                                                                       --------
                                                                      1,459,686

CHEMICALS & ALLIED PRODUCTS 4.93%
--------------------------------------------
Shanghai Petrochemical Ltd., H shares              1,452,000            210,359
Sinopec Yizheng Chemical Fibre Co., Ltd.,
  H shares                                         1,044,000            224,867
Sinopec Zhenhai Refining and Chemical Co.,
  Ltd., H shares                                   1,340,000            310,957
                                                                     ----------
                                                                        746,183

CLOSED END FUNDS 1.05%
--------------------------------------------
iShares MSCI Malaysia Index Fund                      37,000            159,100

COMPUTER & OFFICE EQUIPMENT 0.96%
--------------------------------------------
Acer, Inc., GDR, 144A                                 23,582             78,056
GVC Corp., GDR, 144A                                      61                152*
Legend Holdings Ltd.                                  120,000            66,925
                                                                     ----------
                                                                        145,133

CONGLOMERATES 11.33%
--------------------------------------------
China Vanke Co., Ltd., B shares                       80,319            103,903
Citic Pacific Ltd.                                   109,614            339,391
Hutchison Whampoa Ltd.                                91,970            928,567
Shanghai Industrial Holdings Ltd.                    193,005            341,479
                                                                     ----------
                                                                      1,713,340

CONSTRUCTION 0.12%
--------------------------------------------
Cheung Kong Infrastructure Holdings                   10,188             17,634

ELECTRIC GENERATION 0.31%
--------------------------------------------
CLP Holdings Ltd.                                     11,287             47,465

See notes to portfolios of investments and notes to financial statements.

CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS                             SHARES           VALUE


ELECTRONIC EQUIPMENT 4.63%
--------------------------------------------
ASM Pacific Technology Ltd.                          206,000         $  371,074
Digital China Holdings Ltd.                           12,000              6,269*
Hanny Holdings Ltd., 144A                            540,000              9,623
Hanny Holdings Ltd., Warrants, 144A
   (April 2002)                                      108,000                346*
Johnson Electric Holdings                             16,596             22,661
Samsung Electronics, GDR Non-Voting Shares,
  144A                                                 3,380            106,470
Samsung Electronics, GDR 1/2 Voting, 144A                132             10,355
Taiwan Semiconductor Manufacturing Co.,
  Ltd., Sponsored ADR                                  7,168            108,882*
TCL International Holdings Ltd.                      340,000             64,514
Yageo Corp.                                                1                  4*
                                                                     ----------
                                                                        700,198

HOTELS 0.27%
--------------------------------------------
Shangri-La Asia Ltd.                                  46,020             40,711

HOUSEHOLD APPLIANCES 1.24%
--------------------------------------------
Guangdong Kelon Electrical Holdings Co.,
  Ltd., H shares                                     570,000            188,178*

INTERNET 2.92%
--------------------------------------------
Asia Broadband, Inc.                               1,300,000           357,500*+
Pacific Century CyberWorks Ltd.                      296,546             84,594*
                                                                       --------
                                                                        442,094

MINING SERVICES 0.15%
--------------------------------------------
Yanzhou Coal Mining Co., Ltd., H shares               50,000             23,078

MOTOR VEHICLES & TRANSPORTATION 2.72%
--------------------------------------------
Qingling Motors Co., Ltd., H shares                1,688,000            411,190

OFFICE SUPPLIES 0.00%
--------------------------------------------
China First Pencil Co., Ltd., B shares                     1                  1*
Hero (Group) Co., Ltd., B shares                           1                  1*
                                                                       --------
                                                                              2

OIL & GAS EXTRACTION 0.50%
--------------------------------------------
CNOOC Ltd., ADR                                        4,000             75,800*

PHARMACEUTICALS 2.25%
--------------------------------------------
Dragon Pharmaceuticals, Inc.                           100,000          340,000*

See notes to portfolios of investments and notes to financial statements.

CHINA REGION OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS                             SHARES           VALUE


PUBLISHING 0.62%
--------------------------------------------
Lingo Media, Inc.                                  1,056,800        $   94,003*+
Lingo Media, Inc., Class B Warrants
  (September 2001)                                   375,000                 0*+
                                                                       --------
                                                                         94,003

REAL ESTATE DEVELOPERS 8.41%
--------------------------------------------
Cheung Kong Holdings Ltd.                             79,386            865,126
Pacific Century Regional Development Ltd.            250,000            83,699*
Sun Hung Kai Properties Ltd.                          35,852            322,906
                                                                      --------
                                                                      1,271,731

RETAIL 2.54%
--------------------------------------------
China Everbright Ltd.                                140,000            130,132
Giordano International Ltd.                          348,000            182,928
Glorious Sun Enterprises Ltd.                        450,000             70,963
Shanghai Friendship Group Inc., Co.,
  B shares                                                 1                  1
                                                                     ----------
                                                                        384,024

SHIPPING & CONTAINERS 12.69%
--------------------------------------------
China International Marine Containers
  (Group) Co., Ltd., B shares                        835,059          1,687,291
Cosco Pacific Ltd.                                   350,000            231,096
                                                                      ---------
                                                                      1,918,387

TELECOMMUNICATIONS 9.70%
--------------------------------------------
Asia Global Crossing Ltd., Class A                     2,000             11,900*
China Mobile (Hong Kong) Ltd., ADR                    13,000            348,270*
China Mobile (Hong Kong) Ltd., H shares               61,948            326,427*
China Unicom Ltd.                                    112,000            194,569*
Shanghai Posts & Telecommunications
  Equipment Co., Ltd., B shares                      428,976            534,504*
SK Telecom Company Ltd., ADR                           3,000             50,700
                                                                     ----------
                                                                      1,466,370

UTILITIES 7.61%
--------------------------------------------
Hong Kong & China Gas Co., Ltd.                        433,358          547,267
Huaneng Power International, Inc., ADR                 25,000           603,000
                                                                       --------
                                                                      1,150,267

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                     13,913,987
-------------------------------------------------------------------------------
  (cost $13,304,111)

See notes to portfolios of investments and notes to financial statements.

CHINA REGION OPPORTUNITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------

                                                     PRINCIPAL
REPURCHASE AGREEMENT 6.89%                            AMOUNT            VALUE

Joint Tri-Party Repurchase Agreement, Credit
  Suisse First Boston, 06/29/01, 4.00%, due
  07/02/01, repurchase price $1,042,257,
  collateralized by U.S. Treasury securities
  held in a joint tri-party repurchase
  account (cost $1,041,910)                       $1,041,910        $ 1,041,910

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 98.90%                                             14,955,897
-------------------------------------------------------------------------------
  (cost $14,346,021)
Other assets and liabilities, net 1.10%                                 166,841
                                                                    -----------

NET ASSETS 100%                                                     $15,122,738
                                                                    -----------

See notes to portfolios of investments and notes to financial statements.

GLOBAL RESOURCES FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS 96.12%                      SHARES           VALUE


AGRICULTURE PRODUCTS 3.17%
--------------------------------------------
Archer Daniels Midland Co.                            29,000         $  377,000

CHEMICALS & ALLIED PRODUCTS 2.42%
--------------------------------------------
Dow Chemical Co.                                       7,000            232,750
Methanex Corp.                                        10,000             54,952*
                                                                       --------
                                                                        287,702

DIVERSIFIED MINING 9.52%
--------------------------------------------
Aber Diamond Corp.                                      5,000            56,006*
Anglo American plc, ADR                                 2,676            40,060
Cameco Corp.                                            6,000           126,112
Denison Mines Ltd.                                  1,000,000           102,128*
Navigator Exploration Corp.                           100,000            27,673*
North American Palladium Ltd.                          32,300           255,174*
North American Tungsten Corp. Ltd.                    100,000            42,828*
Peabody Energy Corp.                                    8,000           262,000*
Soho Resources Corp.                                  500,000           144,956*
South Atlantic Resources Ltd.                         200,000            28,991*
Southwestern Resources Corp.                           22,650            45,518*
                                                                     ----------
                                                                      1,131,446

FORESTRY 1.66%
--------------------------------------------
Weyerhaeuser Co.                                        3,600           197,892

GOLD & SILVER MINING 2.58%
--------------------------------------------
Barrick Gold Corp.                                      1,800            27,270
ECU Silver Mining, Inc.                               100,000             2,965*
Harmony Gold Mining Co., Ltd.                          24,000           136,561
Harmony Gold Mining Co., Ltd., Warrants
  (June 2003)                                           8,000             2,788*
International Annax Ventures, Inc.                    100,000            32,945*
Ivanhoe Mines Ltd.                                    105,000           103,775*
                                                                     ----------
                                                                        306,304

INVESTMENT TRUST 7.58%
--------------------------------------------
ARC Energy Trust                                       51,000           388,120
Pengrowth Energy Trust                                 30,000           357,778
Superior Propane Income Fund                           15,000           155,663
                                                                       --------
                                                                        901,561
METAL & MINERAL MINING 8.17%
--------------------------------------------
Alcan, Inc.                                            5,000            210,100
Alcoa, Inc.                                            10,992           433,085


See notes to portfolios of investments and notes to financial statements.

GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS                             SHARES           VALUE


METAL & MINERAL MINING (CONT'D)
--------------------------------------------
Diamondex Resources Ltd.                                2,500        $    2,306*
Inco Ltd.                                               4,000            69,040*
Osmium Holdings S.A. (RS)                                 104            20,800
WMC Ltd.                                               40,000           195,528
Zimasco Consolidated Enterprises Ltd. (RS)             40,000            40,000
                                                                     ----------
                                                                        970,859

OIL & GAS EXTRACTION 16.34%
--------------------------------------------
Anadarko Petroleum Corp.                                5,000           270,150
Anderson Exploration Ltd.                              21,386           431,891*
Apache Corp.                                            2,500           126,875
BlackRock Ventures, Inc.                              100,000            69,842*
Bonavista Petroleum Ltd.                               10,000           189,102*
Canadian Hunter Exploration Ltd.                       18,000           438,822*
CNOOC Ltd.                                            100,000            95,515*
EOG Resources, Inc.                                     2,200            78,210
Noble Affiliates, Inc.                                  3,500           123,725
Ultra Petroleum Corp.                                  25,000           117,777*
                                                                     ----------
                                                                      1,941,909

OIL & GAS FIELD SERVICES 7.05%
--------------------------------------------
Halliburton Co.                                         2,000            71,200
Key Energy Services, Inc.                              40,000           433,600*
Noble Drilling Corp.                                    2,000            65,500*
Precision Drilling Corp.                                3,200            99,968*
Weatherford International, Inc.                         3,500           168,000*
                                                                     ----------
                                                                        838,268

PAPER PRODUCTS 3.01%
--------------------------------------------
Bowater, Inc.                                           8,000           357,920

PETROLEUM PRODUCTION & REFINING 23.53%
--------------------------------------------
BP plc, ADR                                             1,640            81,754
Exxon Mobil Corp.                                      20,000         1,747,000
Nexen, Inc.                                             5,000           125,519
Occidental Petroleum Corp.                              4,000           106,360
Phillips Petroleum Co.                                  4,000           228,000
Suncor Energy, Inc.                                    20,000           508,664
                                                                     ----------
                                                                      2,797,297
UTILITIES 11.09%
--------------------------------------------
The AES Corp.                                           2,600           111,930*
Calpine Corp.                                           1,000            37,800*

See notes to portfolios of investments and notes to financial statements.

GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS                             SHARES           VALUE


UTILITIES (CONT'D)
--------------------------------------------
Duke Energy Corp.                                      12,000        $  468,120
El Paso Corp.                                           3,890           204,381
Enron Corp.                                             7,600           372,400
TransCanada PipeLines Ltd.                             10,000           123,541
                                                                     ----------
                                                                      1,318,172

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                     11,426,330
-------------------------------------------------------------------------------
  (cost $11,162,796)


RIGHTS 0.00%

CHEMICALS & ALLIED PRODUCTS 0.00%
--------------------------------------------
IMC Global, Inc., Rights (June 2009)                    3,800                 0
  (cost $0)


                                                     PRINCIPAL
REPURCHASE AGREEMENT 3.44%                            AMOUNT

Joint Tri-Party Repurchase Agreement, Credit
  Suisse First Boston, 06/29/01, 4.00%, due
  07/02/01, repurchase price $408,884,
  collateralized by U.S. Treasury securities
  held in a joint tri-party repurchase
  account (cost $408,748)                           $ 408,748           408,748

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.56%                                             11,835,078
-------------------------------------------------------------------------------
  (cost $11,571,544)
Other assets and liabilities, net 0.44%                                  51,724
                                                                    ------------

NET ASSETS 100%                                                     $11,886,802
                                                                    ------------

See notes to portfolios of investments and notes to financial statements.

WORLD GOLD FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS 96.86%                      SHARES            VALUE


DIAMOND MINING & EXPLORATION 6.36%
--------------------------------------------
Aber Diamond Corp.                                    159,000        $1,780,984*
Canabrava Diamond Corp.                               300,000            39,534*
Diamond Fields International Ltd.                     200,000           204,256*
SouthernEra Resources Ltd.                            150,000           393,358*
Star Resources Corp.                                1,000,000          280,029*+
                                                                     ----------
                                                                      2,698,161

DIVERSIFIED MINING 12.31%
--------------------------------------------
Cameco Corp.                                            5,000           105,093
Denison Mines Ltd.                                  3,500,000           357,449*
Impala Platinum Holdings Ltd.                           5,000           250,683
Impala Platinum Holdings Ltd., ADR                     10,000           501,370
North American Palladium Ltd.                         254,000         2,006,629*
North American Tungsten Corp., Ltd.                   900,000           385,452*
South Atlantic Resources Ltd.                         800,000           115,965*
Southwestern Resources Corp.                          122,650           246,480*
Stillwater Mining Company                              40,750         1,191,938*
Trend Mining Co.                                      100,000            68,000*
                                                                     ----------
                                                                      5,229,059

GOLD/MINERAL EXPLORATION & DEVELOPMENT 27.05%
--------------------------------------------
Adulis Resources, Inc.                                147,500           24,297*+
Adulis Resources, Inc., Warrants (July 2001)          390,000                0*+
AMT International Mining Corp.                        1,000,000         23,061*+
Anooraq Resource Corp.                                400,000          184,490*+
Anooraq Resources Corp., Warrants
  (December 2001)                                     150,000                0*+
Bitterroot Resources Ltd.                             450,000            16,308*
Brasilca Mining Corp.                                 300,000            35,580*
Chilean Gold Ltd. (RS)                                500,000                 0*
Compania de Minas Buenaventura S.A., ADR               50,000           922,000
Continental Precious Minerals, Inc.                   200,000            39,534*
Corner Bay Silver, Inc.                               200,000           210,845*
Corner Bay Silver, Inc., Warrants
  (December 2001)                                     100,000                 0*
ECU Silver Mining, Inc.                               900,000            26,685*
First Point Minerals Corp.                            500,000           65,889*+
First Point Minerals Corp., Warrants
  (June 2002)                                         500,000                0*+
Fischer-Watt Gold Co., Inc.                           840,600            18,493*
Franco-Nevada Mining Corp., Ltd.                      200,000         2,565,725
Franco-Nevada Mining Corp., Ltd., Warrants
  (September 2003)                                    200,000           428,280*
Franco-Nevada Mining Corp., Ltd., Warrants
  (November 2003)                                      35,000           149,898*
Freeport-McMoRan Copper & Gold, Inc., Class B          75,000           828,750*
Gitennes Exploration, Inc.                            200,000            17,790*
Glencar Mining plc                                    872,438            27,649*
Golden Star Resources Ltd.                            500,000           285,000*
Great Basin Gold Ltd.                                 400,000           255,650*


See notes to portfolios of investments and notes to financial statements.

WORLD GOLD FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS                             SHARES           VALUE


GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
--------------------------------------------
Homestake Mining Co.                                   60,000        $  465,000
Inca Pacific Resources, Inc.                          200,000            48,099*
International Annax Ventures, Inc.                  1,245,000          410,160*+
International Uranium Corp.                           800,000           158,134*
Miramar Mining Corp.                                1,000,000           790,670*
Miranda Mining Development, Inc.                    1,600,000           288,004*
Moydow Mines International, Inc.                      400,000           102,787*
Mustang Minerals Corp.                                400,000           108,058*
Mustang Minerals Corp., Warrants
  (November 2001)                                     400,000                 0*
Navigator Exploration Corp.                           800,000          221,388*+
Norcal Resources Ltd.                                 670,000           22,073*+
Nuinsco Resources Ltd.                                100,000            23,061*
Opawica Explorations, Inc.                            400,000            35,580*
Orezone Resources, Inc.                             1,016,000           73,638*+
Osmium Holdings S.A. (RS)                                 891           178,200
Pacific Minerals, Inc.                                 83,333            21,963*
Pacific Rim Mining Corp.                              802,500           158,628*
Platinova Resources Ltd., Special Shares               36,700             4,111*
Radius Explorations Ltd.                              250,000           158,134*
Radius Explorations Ltd. (RS)                         200,000           126,507*
Radius Explorations Ltd., Warrants (May 2002)         200,000                 0*
Repadre Capital Corp.                                  38,000            75,114*
Rio Narcea Gold Mines Ltd.                            100,000            46,122*
Romarco Minerals, Inc.                              2,236,000          346,221*+
Solitario Resources Corp.                             238,000           109,771*
Spinifex Gold Ltd.                                  1,000,000            38,779*
Tenke Mining Corp.                                    200,000           102,787*
Western Copper Holdings Ltd.                          300,000           197,668*
Western Exploration & Development Ltd.,
  Special Warrants (RS)                               600,000           216,000*
Wheaton River Minerals Ltd.,
  Special Warrants (RS)                               800,000           479,673*
Zimasco Consolidated Enterprises Ltd. (RS)            350,000           350,000*
                                                                     ----------
                                                                     11,482,254

INTERMEDIATE & JUNIOR GOLD PRODUCERS 13.14%
--------------------------------------------
Dayton Mining Corp.                                 1,000,000          370,000*+
Delta Gold Ltd.                                     1,479,050         1,207,496*
Geomaque Explorations Ltd.                          1,000,000           220,729*
IAMGOLD Corp.                                         950,000         1,924,788*
Meridian Gold, Inc.                                   155,000         1,213,283*
Ranger Minerals Ltd.                                1,600,000           595,972
Resolute Ltd.                                       1,000,000            47,453*
                                                                     ----------
                                                                      5,579,721

INTERNET 0.07%
--------------------------------------------
Unirex Technologies, Inc.                             500,000            31,297

See notes to portfolios of investments and notes to financial statements.

WORLD GOLD FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS                             SHARES           VALUE

METAL & MINERAL MINING 1.04%
--------------------------------------------
Cominco Ltd.                                           24,000        $  442,775

OIL & GAS EXTRACTION 1.23%
--------------------------------------------
BlackRock Ventures, Inc.                              400,000           279,370*
Rockwell Ventures, Inc.                             1,110,000           241,352*
                                                                     ----------
                                                                        520,722

SENIOR GOLD PRODUCERS 35.66%
--------------------------------------------
AGSM Preference Stock                                 203,932           122,359
Barrick Gold Corp.                                    125,000         1,893,748
Glamis Gold Ltd.                                      886,000         2,516,097*
Goldcorp, Inc., Class A                               350,000         3,735,916*
Goldcorp, Inc., Class A Warrants (May 2009)           150,000           741,253*
Ivanhoe Mines Ltd.                                  2,000,000         1,976,675*
Lihir Gold Ltd.                                       750,000           348,246*
Newcrest Mining Ltd.                                  100,000           229,051
Normandy Mining Ltd.                                1,000,000           632,710
Otter Gold Mines Ltd., Warrants (October 2001)         50,000               204
Otter Gold Mines Ltd., Warrants (June 2003)           200,000             1,327
Placer Dome, Inc.                                     300,000         2,940,000
                                                                     ----------
                                                                     15,137,586

-------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                     41,121,575
-------------------------------------------------------------------------------
  (cost $56,721,643)

                                                     PRINCIPAL
CONVERTIBLE DEBENTURE 0.22%                            AMOUNT

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.22%
--------------------------------------------
St. Andrew Goldfields Ltd. (RS)                    $  150,000            95,540
  (cost $95,389)

See notes to portfolios of investments and notes to financial statements.

WORLD GOLD FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


PURCHASED OPTIONS 0.63%                              CONTRACTS          VALUE


DIVERSIFIED MINING 0.03%
--------------------------------------------
North American Palladium Ltd., Strike Price
  7.50, Call, Expiration Sept. 2001
  (premium $41,300)                                       100       $    10,750

SENIOR GOLD PRODUCERS 0.60%
--------------------------------------------
Barrick Gold Corp., Strike Price 12.50, Call,
  Expiration Jan. 2002 (premium $165,885)                 390           126,750
Homestake Mining Co., Strike Price 7.50, Call,
  Expiration Jan. 2002 (premium $24,600)                  200            22,000
Newmont Mining Corp., Strike Price 25, Call,
  Expiration Jan. 2002 (premium $219,625)                 950           106,875
                                                                     ----------
                                                                        255,625

-------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                 266,375
-------------------------------------------------------------------------------
  (cost $451,410)


                                                     PRINCIPAL
REPURCHASE AGREEMENT 2.35%                            AMOUNT

Joint Tri-Party Repurchase Agreement, Credit
  Suisse First Boston, 06/29/01, 4.00%, due
  07/02/01, repurchase price $999,606,
  collateralized by U.S. Treasury securities
  held in a joint tri-party repurchase
  account (cost $999,273)                          $  999,273           999,273

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.06%                                            42,482,763
-------------------------------------------------------------------------------
  (cost $58,267,715)
Other assets and liabilities, net (0.06)%                               (27,272)
                                                                    -----------

NET ASSETS 100%                                                     $42,455,491
                                                                    -----------

See notes to portfolios of investments and notes to financial statements.

GOLD SHARES FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS 91.52%                      SHARES           VALUE

DIAMOND MINING & EXPLORATION 5.63%
--------------------------------------------
Aber Diamond Corp.                                     88,400        $  990,183*
SouthernEra Resources Ltd.                            100,000           262,239*
                                                                     ----------
                                                                      1,252,422

DIVERSIFIED OPERATIONS 20.97%
--------------------------------------------
Anglo American Platinum Corp.                          20,000           891,925
Cameco Corp.                                            5,000           105,093
Compania de Minas Buenaventura S.A., ADR               30,000           553,200
Impala Platinum Holdings Ltd.                          30,000         1,504,099
North American Palladium Ltd.                         110,000           869,012*
Stillwater Mining Company                              25,250           738,562*
                                                                     ----------
                                                                      4,661,891

GOLD MINING - AFRICA 22.66%
--------------------------------------------
AngloGold Ltd., ADR                                    20,000           358,200
Avgold Ltd.                                           300,000           178,882*
Durban Roodepoort Deep Ltd.                           135,800           156,178*
Durban Roodepoort Deep Ltd., ADR                       64,200            73,830*
Gold Fields Ltd.                                      300,000         1,365,019
Harmony Gold Mining Co., Ltd.                         450,000         2,560,528
Harmony Gold Mining Co., Ltd., Warrants (June 2003)   142,000            49,479*
Western Areas Ltd.                                     35,900           107,031*
Western Areas Ltd., ADR                                63,000           187,803*
                                                                     ----------
                                                                      5,036,950

GOLD MINING - AUSTRALIA 3.72%
--------------------------------------------
Delta Gold Ltd.                                       138,377           112,971*
Lihir Gold Ltd.                                       500,000           232,164*
Newcrest Mining Ltd.                                  100,000           229,051
Normandy Mining Ltd.                                  400,000           253,084
                                                                     ----------
                                                                        827,270

GOLD MINING - NORTH AMERICA 38.54%
--------------------------------------------
Barrick Gold Corp.                                     60,000           909,000
Dayton Mining Corp.                                   197,834            73,199*
Franco-Nevada Mining Corp., Ltd.                      128,675         1,650,723
Franco-Nevada Mining Corp., Ltd., Warrants
  (September 2003)                                     50,000           107,070*
Freeport-McMoRan Copper & Gold, Inc., Class B          65,000           718,250*
Goldcorp, Inc., Class A                               180,000         1,921,328
Goldcorp, Inc., Class A Warrants (May 2009)           100,000           494,169*
Homestake Mining Co.                                   60,000           465,000
Ivanhoe Mines Ltd.                                    500,000           494,169*
Meridian Gold, Inc.                                    15,000           117,415*

See notes to portfolios of investments and notes to financial statements.

GOLD SHARES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001
--------------------------------------------------------------------------------


COMMON STOCKS AND WARRANTS                             SHARES           VALUE


GOLD MINING - NORTH AMERICA (CONT'D)
--------------------------------------------
Placer Dome, Inc.                                     165,000        $1,616,980
                                                                     ----------
                                                                      8,567,303

--------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                     20,345,836
--------------------------------------------
  (cost $19,785,140)

PURCHASED OPTIONS 0.78%                              CONTRACTS

DIVERSIFIED OPERATIONS 0.05%
--------------------------------------------
  North American Palladium Ltd., Strike Price
  7.50, Call, Expiration Sept. 2001 (premium
  $41,300)                                                100            10,750

GOLD MINING - NORTH AMERICA 0.73%
--------------------------------------------

Barrick Gold Corp., Strike Price 12.50, Call,
  Expiration Jan. 2002 (premium $127,604)                 300            97,500

Homestake Mining Co., Strike Price 7.50, Call,
  Expiration Jan. 2002 (premium $24,600)                  200            22,000

Newmont Mining Corp., Strike Price 25, Call,
  Expiration Jan. 2002 (premium $84,150)                  375            42,188
                                                                    -----------
                                                                        161,688

-------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                 172,438
-------------------------------------------------------------------------------
  (cost $277,654)

SPECIAL NOTE 1.68%                                    SHARES

DIAMOND MINING & EXPLORATION 1.68%
--------------------------------------------
Nambian Minerals Corp. (RS)                           255,000           374,340*

                                                     PRINCIPAL
REPURCHASE AGREEMENT 0.45%                            AMOUNT

Joint Tri-Party Repurchase Agreement, Credit
  Suisse First Boston, 06/29/01, 4.00%, due
  07/02/01, repurchase price $100,033,
  collateralized by U.S. Treasury securities
  held in a joint tri-party repurchase
  account (cost $100,000)                           $ 100,000           100,000

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 94.43%                                             20,992,614
-------------------------------------------------------------------------------
  (cost $20,417,794)
Other assets and liabilities, net 5.57%                               1,238,847
                                                                     -----------

NET ASSETS 100%                                                     $22,231,461
                                                                    -----------

See notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS                                 JUNE 30, 2001
--------------------------------------------------------------------------------



LEGEND

*     Non-income producing security
+     Affiliated company (see following)
ADR   American Depository Receipt
GO    General Obligation Bond
GDR   Global Depository Receipt
RS    Restricted Security (see following)
ZCB   Zero Coupon Bond


GENERAL

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at June 30, 2001.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.


JOINT TRI-PARTY REPURCHASE AGREEMENTS (SEE ALSO NOTE 1 TO FINANCIAL STATEMENTS.)

The terms of the repurchase agreements and the securities held as collateral in the tri-party joint repurchase agreements at June 30, 2001 were:

Credit Suisse First Boston repurchase agreement, 06/29/01, 4.00%, due 07/02/01:
  Total principal amount: $47,183,273; Total repurchase price $47,199,001

    $31,415,000 U.S. Treasury Note, 6.125% 08/31/02
    $11,917,000 U.S. Treasury Bond, 8.125% 08/15/19
      (total collateral market value, including accrued interest, of
       $48,131,517)

Morgan Stanley Dean Witter repurchase agreement, 06/29/01, 3.93%, due 07/02/01:
  Total principal amount: $20,000,000; Total repurchase price: $20,006,550

    $150,000 U.S. Treasury Note, 5.875%, 10/31/01
    $17,910,000 U.S. Treasury Inflation Indexed Note/Bond, 4.25%, 01/15/10
      (total collateral market value, including accrued interest, of
       $20,441,368)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agreements. Each owns an undivided interest in the accounts.

--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS                                 JUNE 30, 2001
--------------------------------------------------------------------------------

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended June 30, 2001.

                                          SHARES OF AFFILIATED COMPANIES
                                   ---------------------------------------------
                                   JUNE 30,                             JUNE 30,
WORLD GOLD FUND                      2000    ADDITIONS   REDUCTIONS      2001
----------------------------       -------   ---------   ----------    ---------
Alpha Communications Corp.         306,800     750,000   (1,056,800)   --(b)
Alpha Communications Corp.
  (RS)                             750,000        --       (750,000)   --(b)(d)
Alpha Communications Corp.
  Class A Warrants (RS)            375,000        --       (375,000)   --(c)
Alpha Communications Corp.
  Class B Warrants (RS)            375,000        --       (375,000)   --(b)
Asia Broadband, Inc.                  --     1,300,000         --      1,300,000
Lingo Media, Inc.                     --     1,056,800         --      1,056,800
Lingo Media, Inc., Class B
  Warrants                            --       375,000         --        375,000
Merendon International, Inc.       800,000     500,000   (1,300,000)   --(a)(e)

At June 30, 2001, the value of investments in affiliated companies was $451,503 representing 2.99% of net assets, and the total cost was $1,042,407. There was no net realized gains/losses on transactions and there was no income earned for the period.

                                          SHARES OF AFFILIATED COMPANIES
                                   ---------------------------------------------
                                   JUNE 30,                             JUNE 30,
WORLD GOLD FUND                      2000    ADDITIONS   REDUCTIONS      2001
-----------------------------      -------   ---------   ----------    ---------
Adulis Mineral Corp.                390,000   200,000    (590,000)   --(a)(f)
Adulis Mineral Corp.,
  Warrants                          390,000      --      (390,000)   --(a)(f)
Adulis Mineral Corp.,
  Special Warrants (RS)             200,000      --      (200,000)  --(a)(f)(g)
Adulis Resources, Inc.                 --     590,000    (442,500)    147,500(a)
Adulis Resources, Inc.,
  Warrants                             --     390,000        --       390,000(a)
AMT International Mining          1,976,350      --      (976,350)  1,000,000(a)
Anooraq Resources Corp.             300,000   100,000        --       400,000(a)
Anooraq Resources Corp.
  Warrants                          150,000      --          --       150,000(a)
Augusta Resource Corp.              990,987      --      (990,987)      --(a)
Dayton Mining Corp.               1,500,000      --      (500,000)  1,000,000(a)
First Point Minerals Corp.             --     500,000        --       500,000(a)
First Point Minerals Corp.
  Warrants                             --     500,000        --       500,000(a)
First Point Minerals Corp.
  Units                             500,000      --      (500,000)   --(a)(h)
International Annax Ventures,
  Inc                               400,000   860,000     (15,000)  1,245,000
Navigator Exploration Corp.         100,000   700,000        --       800,000
Norcal Resources Ltd.               470,000   200,000        --       670,000
Orezone Resources, Inc.           1,016,000      --          --     1,016,000(a)
Ormonde Mining plc                3,607,143      --    (3,607,143)      --(a)
Romarco Minerals, Inc.            1,500,000   736,000        --     2,236,000
Star Resources Corp.              1,817,400   300,000  (1,117,400)  1,000,000(a)

At June 30, 2001, the value of investments in affiliated companies was $999,842 representing 2.36% of net assets, and the total cost was $1,717,944. Net realized losses on transactions were $2,045,347 and there was no income earned for the period.

(a) At June 30, 2001, the company is no longer defined as an affiliate, although it was an affiliated company during the period.

--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS                                 JUNE 30, 2001
--------------------------------------------------------------------------------


AFFILIATED COMPANIES (CONTINUED)

(b) During the year ended June 30, 2001, Alpha Communications Corp. changed its name to Lingo Media, Inc.

(c) Warrants expired unexercised during the year ended June 30, 2001.

(d) Restrictions lifted on this position during the year ended June 30, 2001.

(e) During the year ended June 30, 2001, Merendon International, Inc. changed its name to Asia Broadband, Inc.

(f) During the year ended June 30, 2001, Adulis Mineral Corp. changed its name to Adulis Resources, Inc.

(g) Special warrants were converted into common shares during the year ended June 30, 2001.

(h) Units converted to common shares and warrants during the year ended June 30, 2001.


RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "RS"

The following securities are subject to legal restrictions on their resale. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

                                                       ACQUISITION     COST PER
                  SECURITY                                DATE           SHARE

GLOBAL RESOURCES FUND
-------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
   Osmium Holdings S.A                             10/22/96-01/29/98   $  987.07
   Zimasco Consolidated Enterprises Ltd.           06/15/95-09/30/99   $    2.50

At June 30, 2001, the total cost of restricted securities was $202,655, and the total value was $60,800, representing 0.51% of net assets.


WORLD GOLD FUND
-------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    Chilean Gold Ltd.                                       01/17/97       $1.10
    Osmium Holdings S.A.                           10/22/96-01/29/98   $1,280.75
    Radius Exploration Ltd.                                 05/29/01       $0.68
    Zimasco Consolidated Enterprise Ltd.           06/15/95-09/30/99       $2.50

CONVERTIBLE DEBENTURE
    St. Andrew Goldfields Ltd.                              03/29/01      $63.59

SPECIAL WARRANTS AND UNITS
    Western Exploration & Development Ltd.                  08/14/97       $0.50
    Wheaton River Minerals Ltd.                             05/17/01       $0.33

At June 30, 2001, the total cost of restricted securities was $3,358,477, and the total value was $1,445,920, representing 3.41% of net assets.


GOLD SHARES FUND
-------------------------------------------------------------------------------
SPECIAL NOTE
    Nambian Minerals Corp.                                  03/20/01       $1.00

At June 30, 2001, the total cost of restricted securities was $255,000, and the total value was $374,340, representing 1.68% of net assets.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
--------------------------------------------------------------------------------


                                              U.S. TREASURY      U.S. GOVERNMENT
                                                SECURITIES          SECURITIES
                                                 CASH FUND         SAVINGS FUND

Investments, at identified cost                $129,139,361        $821,298,042
                                               ============        ============
ASSETS
--------------------------------------------------------------------------------
Investments, at value:
    Securities                                 $ 80,130,423        $821,298,042
    Repurchase Agreements                        49,008,938                  --
Cash                                                     --               1,933
Receivables:
    Dividends                                            --                  --
    Interest                                      1,136,888           3,477,089
    Capital shares sold                           1,048,290           1,357,098
    From adviser                                         --                  --
Other assets                                         54,546              17,837
Collateral for securities loaned, at fair
  value                                                  --                  --
--------------------------------------------------------------------------------
TOTAL ASSETS                                    131,379,085         826,151,999
--------------------------------------------------------------------------------


LIABILITIES
--------------------------------------------------------------------------------
Payables:
    Investments purchased                                --          43,362,254
    Capital shares redeemed                         404,101             248,939
    To adviser and affiliates                        74,924             164,537
    Dividends and distributions                       2,906              32,603
    Accounts payable and accrued expenses            65,359             101,793
    Payable upon return of securities loaned             --                  --
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                   547,290          43,910,126
--------------------------------------------------------------------------------

NET ASSETS                                     $130,831,795        $782,241,873
                                               ============        ============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                $130,765,125        $783,056,908
Accumulated undistributed net investment
    income (loss)                                    84,858             695,860
Accumulated net realized loss on investments
    and foreign currencies                          (18,188)         (1,510,895)
Net unrealized appreciation of investments
    and other assets and liabilities
    denominated in foreign currencies                    --                  --
                                               ------------        ------------
Net assets applicable to capital shares
    outstanding                                $130,831,795        $782,241,873
                                               ============        ============
    Capital shares outstanding, an unlimited
    number of no par shares authorized          130,814,757         782,207,003
                                               ============        ============

NET ASSET VALUE, PER SHARE                     $       1.00        $       1.00
                                               ============        ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
--------------------------------------------------------------------------------

                                           NEAR-TERM                    EQUITY
                                           TAX FREE     TAX FREE       INCOME
                                             FUND         FUND          FUND
                                          ----------   -----------   ----------
Investments, at identified cost           $6,045,022   $19,786,161   $6,485,941
                                          ==========   ===========   ==========
ASSETS
-------------------------------------------------------------------------------
Investments, at value:
    Securities                            $5,645,562   $18,928,594   $5,961,093
    Repurchase Agreements                    528,692     1,281,476    1,088,203
Cash                                            --            --           --
Receivables:
    Dividends                                   --            --          7,267
    Interest                                  92,546       264,356          240
    Capital shares sold                         --           9,068         --
    From adviser                              12,466          --           --
Other assets                                     296           347          185
Collateral for securities loaned,
    at fair value                               --            --         14,896
-------------------------------------------------------------------------------
TOTAL ASSETS                               6,279,562    20,483,841    7,071,884
-------------------------------------------------------------------------------


LIABILITIES
-------------------------------------------------------------------------------
Payables:
    Investments purchased                    211,433          --        668,281
    Capital shares redeemed                        2       189,823            7
    To adviser and affiliates                   --           2,902        6,825
    Dividends and distributions                1,613        13,187         --
    Accounts payable and accrued
      expenses                                31,317        30,233       33,549
    Payable upon return of securities
      loaned                                    --            --         14,896
-------------------------------------------------------------------------------
TOTAL LIABILITIES                            244,365       236,145      723,558
-------------------------------------------------------------------------------

NET ASSETS                                $6,035,197   $20,247,696   $6,348,326
                                          ==========   ===========   ==========

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid-in capital                           $6,173,921   $20,377,552   $5,828,299
Accumulated undistributed net
    investment income (loss)                   9,599        14,823         (373)
Accumulated net realized loss on
    investments and foreign currencies      (277,555)     (568,588)     (42,955)
Net unrealized appreciation of
    investments and other assets and
    liabilities denominated in foreign
    currencies                               129,232       423,909      563,355
                                          ----------   -----------   ----------
Net assets applicable to capital shares
    outstanding                           $6,035,197   $20,247,696   $6,348,326
                                          ==========   ===========   ==========
    Capital shares outstanding, an
      unlimited number of no par shares
      authorized                             568,792     1,694,514      571,106
                                          ==========   ===========   ==========

NET ASSET VALUE, PER SHARE                $    10.61   $     11.95   $    11.12
                                          ==========   ===========   ==========

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
--------------------------------------------------------------------------------


                                                                       CHINA
                                                    ALL               REGION
                                                 AMERICAN           OPPORTUNITY
                                                EQUITY FUND            FUND
                                                -----------         -----------
Investments, at identified cost                 $22,622,146         $14,346,021
                                                ===========         ===========
ASSETS
-------------------------------------------------------------------------------
Investments, at value:
    Securities                                  $25,266,545         $13,913,987
    Repurchase Agreements                         1,432,369           1,041,910
Cash                                                     --                  --
Receivables:
    Investments sold                                352,634                  --
    Dividends                                        17,054              54,125
    Interest                                            318                 232
    Capital shares sold                               3,348             209,271
Other assets                                            914                 469
Collateral for securities loaned, at fair
  value                                             530,000                  --
-------------------------------------------------------------------------------
TOTAL ASSETS                                     27,603,182          15,219,994
-------------------------------------------------------------------------------


LIABILITIES
-------------------------------------------------------------------------------
Payables:
    Investments purchased                            40,320                  --
    Capital shares redeemed                          29,712               1,695
    To adviser and affiliates                         9,426              23,962
    Dividends and distributions                       7,384                  --
    Accounts payable and accrued expenses            44,037              46,600
    Due to custodian                                     --              24,999
    Payable upon return of securities
      loaned                                        530,000                  --
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                   660,879              97,256
-------------------------------------------------------------------------------

NET ASSETS                                      $26,942,303         $15,122,738
                                                ===========         ===========


NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid-in capital                                 $23,608,691         $29,806,170
Accumulated net investment loss                        (942)            (90,742)
Accumulated net realized loss on
    investments and foreign currencies             (742,211)        (15,202,566)
Net unrealized appreciation (depreciation)
    of investments and other assets and
    liabilities denominated in foreign
    currencies                                    4,076,765             609,876
                                                -----------         -----------
Net assets applicable to capital shares
    outstanding                                 $26,942,303         $15,122,738
                                                ===========         ===========
    Capital shares outstanding, an
      unlimited number of no par shares
      authorized                                  1,058,921           3,076,362
                                                ===========         ===========

NET ASSET VALUE, PER SHARE                      $     25.44         $      4.92
                                                ===========         ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2001
--------------------------------------------------------------------------------

                                          GLOBAL
                                         RESOURCES     WORLD GOLD   GOLD SHARES
                                           FUND           FUND         FUND

Investments, at identified cost         $11,571,544   $58,267,715   $20,417,794
                                        ===========   ===========   ===========
ASSETS
-------------------------------------------------------------------------------
Investments, at value:
    Securities                          $11,426,330   $41,483,490   $20,892,614
    Repurchase Agreements                   408,748       999,273       100,000
Cash                                           --          85,874        44,951
Receivables:
    Investments sold                        187,244        53,655     1,166,522
    Dividends                                23,886           350           348
    Interest                                     91           222            22
    Capital shares sold                       8,575       174,280       164,447
Other assets                                    380         1,585         2,266
Collateral for securities loaned,
    at fair value                           586,000       959,860          --
-------------------------------------------------------------------------------
TOTAL ASSETS                             12,641,254    43,758,589    22,371,170
-------------------------------------------------------------------------------


LIABILITIES
-------------------------------------------------------------------------------
Payables:
    Investments purchased                   101,459       180,837          --
    Capital shares redeemed                   1,361        26,640         1,451
    To adviser and affiliates                22,532        66,719        65,528
    Dividends and distributions                --            --            --
    Accounts payable and accrued
      expenses                               43,100        69,042        72,730
    Due to custodian                           --            --            --
    Payable upon return of
      securities loaned                     586,000       959,860          --
-------------------------------------------------------------------------------
TOTAL LIABILITIES                           754,452     1,303,098       139,709
-------------------------------------------------------------------------------

NET ASSETS                              $11,886,802   $42,455,491   $22,231,461
                                        ===========   ===========   ===========


NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid-in capital                        $20,606,082   $117,153,354  $184,840,301
Accumulated net investment loss             (48,885)     (777,956)     (234,168)
Accumulated net realized loss on
    investments and foreign
    currencies                           (8,933,926)  (58,135,940) (162,948,092)

Net unrealized appreciation
    (depreciation) of investments
    and other assets and
    liabilities denominated
    in foreign currencies                   263,531   (15,783,967)      573,420
                                        -----------   -----------   -----------
Net assets applicable to capital
    shares outstanding                  $11,886,802   $42,455,491   $22,231,461
                                        ===========   ===========   ===========
    Capital shares outstanding,
      an unlimited number of
      no par shares authorized            2,963,751     8,034,404     7,845,814
                                        ===========   ===========   ===========

NET ASSET VALUE, PER SHARE              $      4.01   $      5.28   $      2.83
                                        ===========   ===========   ===========

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

                                                                   U.S. GOVERN-
                                                U.S. TREASURY      MENT SECURI-
                                                 SECURITIES        TIES SAVINGS
                                                  CASH FUND           FUND

NET INVESTMENT INCOME
INCOME:
-------------------------------------------------------------------------------
    Dividends                                    $      --         $       --
    Foreign taxes withheld on
      dividends                                         --                 --
                                                 -----------       ------------
        Net dividends                                   --                 --
    Interest and other                             7,509,587         45,221,019
    Securities lending income                           --                 --
                                                 -----------       ------------
        TOTAL INCOME                               7,509,587         45,221,019

EXPENSES:
-------------------------------------------------------------------------------
    Management fee                                   660,545          3,231,034
    Transfer agent fees and
      expenses                                       286,903            664,233
    Accounting service fees
      and expenses                                    40,000             95,872
    Legal and professional fees                       17,020             27,559
    Custodian fees                                   113,109            134,065
    Shareholder reporting                            149,363            305,857
    Registration fees                                 23,282             54,876
    Trustee fees and expenses                         15,675             15,675
    Interest Expense                                   5,234              9,718
    Miscellaneous                                     95,965            131,233
                                                 -----------       ------------
        Total expenses before
          reductions                               1,407,096          4,670,122
    Short-term trading fee                              --                 --
    Expenses offset                                   (4,282)           (23,714)
    Expenses reimbursed                                 --           (1,533,284)
                                                 -----------       ------------
        NET EXPENSES                               1,402,814          3,113,124

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       6,106,773         42,107,895
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                                      --              117,279
        Foreign currency
          transactions                                  --                 --
                                                 -----------       ------------
        NET REALIZED GAIN                               --              117,279
                                                 -----------       ------------
    Net change in unrealized
      appreciation (depreciation)
      of:
        Investments                                     --                 --
        Other assets and
          liabilities denominated
          in foreign currencies                         --                 --
                                                 -----------       ------------
        NET UNREALIZED
          APPRECIATION
          (DEPRECIATION)                                --                 --
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                                   --              117,279
-------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS                 $ 6,106,773       $ 42,225,174
                                                 ===========       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

                                                                       EQUITY
                                           NEAR-TERM    TAX FREE       INCOME
                                         TAX FREE FUND    FUND          FUND

NET INVESTMENT INCOME
INCOME:
-------------------------------------------------------------------------------
    Dividends                             $    --      $      --      $ 149,922
    Foreign taxes withheld
      on dividends                             --             --         (2,054)
                                          ---------    -----------    ---------
        Net dividends                          --             --        147,868
    Interest and other                      270,320        978,557       30,617
    Securities lending income                  --             --             18
                                          ---------    -----------    ---------
        TOTAL INCOME                        270,320        978,557      178,503

EXPENSES:
-------------------------------------------------------------------------------
    Management fee                           27,837        141,112       56,548
    Transfer agent fees
      and expenses                            5,372         19,995       25,910
    Accounting service fees
      and expenses                           40,000         40,000       40,000
    Legal and professional fees              27,454         28,304       39,974
    Custodian fees                           11,684         12,219       14,198
    Shareholder reporting                     5,217         12,741       12,962
    Registration fees                        15,254         13,238       12,461
    Trustee fees and expenses                15,675         15,675       15,675
    Interest Expense                             19             91           20
    Miscellaneous                             3,438          4,482        3,735
                                          ---------    -----------    ---------
        Total expenses before
          reductions                        151,950        287,857      221,483
    Short-term trading fee                     --             --            (20)
    Expenses offset                            (136)           (10)        (121)
    Expenses reimbursed                    (112,533)      (156,031)        --
                                          ---------    -----------    ---------
        NET EXPENSES                         39,281        131,816      221,342

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                231,039        846,741      (42,839)
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                            1,282         38,854      108,003
        Foreign currency
          transactions                         --             --            (72)
                                          ---------    -----------    ---------
        NET REALIZED GAIN                     1,282         38,854      107,931
                                          ---------    -----------    ---------
    Net change in unrealized
      appreciation (depreciation)
      of:
        Investments                         152,378        848,001     (830,452)
        Other assets and
          liabilities denominated
          in foreign currencies                --             --           --
                                          ---------    -----------    ---------
        NET UNREALIZED APPRECIATION
        (DEPRECIATION)                      152,378        848,001     (830,452)
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                       153,660        886,855     (722,521)
-------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS          $ 384,699    $ 1,733,596    $(765,360)
                                          =========    ===========    =========

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

                                                ALL AMERICAN       CHINA REGION
                                                EQUITY FUND     OPPORTUNITY FUND

NET INVESTMENT INCOME
INCOME:
-------------------------------------------------------------------------------
    Dividends                                          $ 328,050      $ 353,577
    Foreign taxes withheld on dividends                  (16,440)        (2,403)
                                                       ---------      ---------
        Net dividends                                    311,610        351,174
    Interest and other                                   120,289         67,081
    Securities lending income                                649            648
                                                       ---------      ---------
        TOTAL INCOME                                     432,548        418,903

EXPENSES:
-------------------------------------------------------------------------------
    Management fee                                       258,813        210,985
    Transfer agent fees and expenses                     106,077        103,600
    Accounting service fees and expenses                  40,000         40,000
    Legal and professional fees                           47,365         45,181
    Custodian fees                                        23,971         25,378
    Shareholder reporting                                 72,278         53,028
    Registration fees                                     12,976         14,157
    Trustee fees and expenses                             15,675         15,675
    Interest Expense                                         164            162
    Miscellaneous                                          7,434          5,249
                                                       ---------      ---------
        Total expenses before reductions                 584,753        513,415
    Short-term trading fee                                  (164)          (162)
    Expenses offset                                          (52)            (8)
    Expenses reimbursed                                 (237,232)          --
                                                       ---------      ---------
        NET EXPENSES                                     347,305        513,245

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                              85,243        (94,342)
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                                    5,048,464        (490,020)
        Foreign currency transactions                       174            (183)
                                                   ------------     -----------
        NET REALIZED GAIN (LOSS)                      5,048,638        (490,203)
                                                   ------------     -----------
    Net change in unrealized appreciation
      (depreciation) of:
        Investments                                 (16,665,034)     (3,150,877)
        Other assets and liabilities
          denominated in
          foreign currencies                                 (3)             13
                                                   ------------     -----------
        NET UNREALIZED APPRECIATION
        (DEPRECIATION)                              (16,665,037)     (3,150,864)
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                               (11,616,399)     (3,641,067)
-------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS                   $(11,531,156)    $(3,735,409)
                                                   ============     ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 2001
--------------------------------------------------------------------------------

                                    GLOBAL RESOURCES  WORLD GOLD    GOLD SHARES
                                         FUND           FUND            FUND

NET INVESTMENT INCOME
INCOME:
-------------------------------------------------------------------------------
    Dividends                        $   239,040    $    525,018    $   524,334
    Foreign taxes withheld
      on dividends                        (9,904)        (23,205)       (12,543)
                                     -----------    ------------    -----------
        Net dividends                    229,136         501,813        511,791
    Interest and other                    51,709          94,187        126,889
    Securities lending income                 52             845            449
                                     -----------    ------------    -----------
        TOTAL INCOME                     280,897         596,845        639,129

EXPENSES:
-------------------------------------------------------------------------------
    Management fee                       131,595         443,018        167,695
    Transfer agent fees
      and expenses                       124,393         385,132        669,015
    Accounting service fees
      and expenses                        40,000          55,000         35,417
    Legal and professional fees           69,075          98,683         58,236
    Custodian fees                        21,826          67,050         28,661
    Shareholder reporting                 60,711         176,848        295,587
    Registration fees                      6,960          12,745         13,590
    Trustee fees and expenses             15,675          15,675         15,675
    Interest Expense                          81             943            520
    Miscellaneous                          4,703          11,925         11,370
                                     -----------    ------------    -----------
        Total expenses
          before reductions              475,019       1,267,019      1,295,766
    Short-term trading fee                   (81)           (943)          (520)
    Expenses offset                         (177)           --             --
    Expenses reimbursed                     --              --             --
                                     -----------    ------------    -----------
        NET EXPENSES                     474,761       1,266,076      1,295,246

-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)            (193,864)       (669,231)      (656,117)
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                     1,043,716     (21,658,311)    (8,146,712)
        Foreign currency
          transactions                       390         (32,272)       (44,675)
                                     -----------    ------------    -----------
        NET REALIZED GAIN (LOSS)       1,044,106     (21,690,583)    (8,191,387)
                                     -----------    ------------    -----------
    Net change in unrealized
       appreciation (depreciation)
       of:
        Investments                     (369,784)     12,019,412      7,843,302
        Other assets and
          liabilities
          denominated in
          foreign currencies                  (3)        167,421         (3,090)
                                     -----------    ------------    -----------

        NET UNREALIZED APPRECIATION
        (DEPRECIATION)                  (369,787)     12,186,833      7,840,212
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                    674,319      (9,503,750)      (351,175)
-------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS     $   480,455    $(10,172,981)   $(1,007,292)
                                     ===========    ============    ===========

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     U.S. TREASURY SECURITIES
                                                             CASH FUND
                                               ---------------------------------
                                                YEAR ENDED          YEAR ENDED
                                              JUNE 30, 2001       JUNE 30, 2000

INCREASE (DECREASE)
IN NET ASSETS

FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------
    Net investment income                        $   6,106,773    $   6,217,791
    Net realized gain (loss)                              --               --
    Net unrealized appreciation
      (depreciation)                                      --               --
                                                 -------------    -------------
      NET INCREASE IN NET ASSETS
      FROM INVESTMENT OPERATIONS                     6,106,773        6,217,791

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------
    From net investment income                      (6,097,807)      (6,236,071)
    From net capital gains                                --               --
                                                 -------------    -------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (6,097,807)      (6,236,071)

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------
    Proceeds from shares sold                      315,321,753      562,395,666
    Distributions reinvested                         5,935,937        6,557,469
                                                 -------------    -------------
                                                   321,257,690      568,953,135
    Cost of shares redeemed                       (327,606,443)    (587,530,692)
                                                 -------------    -------------
      NET INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL SHARE TRANSACTIONS               (6,348,753)     (18,577,557)

-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS               (6,339,787)     (18,595,837)
-------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                  137,171,582      155,767,419

-------------------------------------------------------------------------------
END OF YEAR                                      $ 130,831,795    $ 137,171,582
-------------------------------------------------------------------------------

Accumulated undistributed net investment
   income, end of year                           $      84,858    $      75,893
                                                 =============    =============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------
    Shares sold                                    315,320,769      562,395,666
    Shares reinvested                                5,935,937        6,557,468
    Shares redeemed                               (327,605,454)    (587,530,702)
                                                 -------------    -------------
      NET SHARE ACTIVITY                            (6,348,748)     (18,577,568)
                                                 =============    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                 U.S. GOVERNMENT SECURITIES
                                        SAVINGS FUND               NEAR-TERM TAX FREE FUND
                               ------------------------------    --------------------------
                                YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                               JUNE 30, 2001    JUNE 30, 2000   JUNE 30, 2001  JUNE 30, 2000
INCREASE (DECREASE)
IN NET ASSETS

FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------
    Net investment income      $  42,107,895    $  41,244,393    $   231,039    $   272,121
    Net realized gain (loss)         117,279            1,218          1,282        (78,326)
    Net unrealized appre-
      ciation (depreciation)            --               --          152,378        (23,961)
                               -------------    -------------    -----------    -----------
      NET INCREASE IN NET
      ASSETS FROM
      INVESTMENT OPERATIONS       42,225,174       41,245,611        384,699        169,834

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
    From net investment
      income                     (42,134,723)     (41,204,238)      (229,282)      (271,119)
    From net capital gains              --               --             --             --
                               -------------    -------------    -----------    -----------
      TOTAL DISTRIBUTIONS
        TO SHAREHOLDERS          (42,134,723)     (41,204,238)      (229,282)      (271,119)

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------
    Proceeds from shares
      sold                       595,519,461      718,494,685      1,422,500      1,444,522
    Distributions reinvested      41,274,644       43,677,475        205,011        260,806
                               -------------    -------------    -----------    -----------
                                 636,794,105      762,172,160      1,627,511      1,705,328
Cost of shares redeemed         (609,782,408)    (797,221,569)      (969,246)    (3,793,495)
                               -------------    -------------    -----------    -----------
  NET INCREASE (DECREASE) IN
  NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS              27,011,697      (35,049,409)       658,265     (2,088,167)

-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS                      27,102,148      (35,008,036)       813,682     (2,189,452)
-------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                755,139,725      790,147,761      5,221,515      7,410,967

-------------------------------------------------------------------------------------------
END OF YEAR                    $ 782,241,873    $ 755,139,725    $ 6,035,197    $ 5,221,515
-------------------------------------------------------------------------------------------

Accumulated undistributed
  net investment income,
  end of year                  $     695,860    $     722,688    $     9,599    $     7,842
                               =============    =============    ===========    ===========

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
    Shares sold                  595,519,461      718,494,682        134,903        139,038
    Shares rein-
      vested                      41,274,644       43,677,475         19,502         25,194
    Shares redeemed             (609,782,121)    (797,221,587)       (91,856)      (366,136)
                               -------------    -------------    -----------    -----------
      NET SHARE ACTIVITY          27,011,984      (35,049,430)        62,549       (201,904)
                               =============    =============    ===========    ===========

                                                                              81

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                           TAX FREE FUND
                                                   -----------------------------
                                                     YEAR ENDED     YEAR ENDED
                                                   JUNE 30, 2001   JUNE 30, 2000

INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------
    Net investment income (loss)                   $    846,741    $    964,783
    Net realized gain (loss)                             38,854        (607,442)
    Net unrealized appreciation
      (depreciation)                                    848,001        (170,573)
                                                   ------------    ------------
      NET INCREASE (DECREASE) IN NET ASSETS
      FROM INVESTMENT OPERATIONS                      1,733,596         186,768

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------
    From net investment income                         (841,920)       (961,347)
    In excess of net investment income                     --              --
    From net capital gains                                 --           (65,469)
    In excess of net capital gains                         --              --
                                                   ------------    ------------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS              (841,920)     (1,026,816)

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------
    Proceeds from shares sold                         6,567,357       4,930,670
    Distributions reinvested                            673,317         832,415
    Paid-in capital portion of
      short-term trading fee                               --              --
                                                   ------------    ------------
                                                      7,240,674       5,763,085
    Cost of shares redeemed                          (6,264,676)    (10,584,796)
                                                   ------------    ------------
      NET INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL SHARE TRANSACTIONS                   975,998      (4,821,711)

-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                 1,867,674      (5,661,759)
-------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                    18,380,022      24,041,781

-------------------------------------------------------------------------------
END OF YEAR                                        $ 20,247,696    $ 18,380,022
-------------------------------------------------------------------------------

Accumulated undistributed net
  investment income (loss), end of year            $     14,823    $     10,002
                                                   ============    ============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------
    Shares sold                                         550,670         434,670
    Shares reinvested                                    57,134          73,231
    Shares redeemed                                    (528,657)       (930,476)
                                                   ------------    ------------
      NET SHARE ACTIVITY                                 79,147        (422,575)
                                                   ============    ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           EQUITY INCOME FUND           ALL AMERICAN EQUITY FUND
                                       ---------------------------    ----------------------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      JUNE 30, 2001   JUNE 30, 2000   JUNE 30, 2001   JUNE 30, 2000
                                       -----------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------
    Net investment income (loss)       $   (42,839)   $    (71,631)   $     85,243    $    136,566
    Net realized gain (loss)               107,931         (31,579)      5,048,638       2,059,310
    Net unrealized appreciation
      (depreciation)                      (830,452)        (13,672)    (16,665,037)     (1,013,206)
                                       -----------    ------------    ------------    ------------
      NET INCREASE (DECREASE) IN
      NET ASSETS FROM INVESTMENT
      OPERATIONS                          (765,360)       (116,882)    (11,531,156)      1,182,670

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------
    From net investment income                --              --           (84,805)       (122,535)
    In excess of net investment
      income                                  --              --              --           (14,466)
    From net capital gains                    --        (1,150,941)     (6,884,078)       (793,897)
    In excess of net capital gains            --          (151,343)       (742,036)           --
                                       -----------    ------------    ------------    ------------
      TOTAL DISTRIBUTIONS TO
      SHAREHOLDERS                            --        (1,302,284)     (7,710,919)       (930,898)

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------------
    Proceeds from shares sold              720,435         760,108       7,662,836      13,552,160
    Distributions reinvested                  --         1,251,547       7,514,263         904,663
    Paid-in capital portion of
      short-term trading fee                   183             102           1,744           3,808
                                       -----------    ------------    ------------    ------------
                                           720,618       2,011,757      15,178,843      14,460,631
    Cost of shares redeemed             (2,038,003)     (2,094,590)    (13,032,545)    (23,876,508)
                                       -----------    ------------    ------------    ------------
      NET INCREASE (DECREASE) IN NET
      ASSETS FROM CAPITAL SHARE
      TRANSACTIONS                      (1,317,385)        (82,833)      2,146,298      (9,415,877)

--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
NET ASSETS                              (2,082,745)     (1,501,999)    (17,095,777)     (9,164,105)
--------------------------------------------------------------------------------------------------


NET ASSETS
Beginning of year                        8,431,071       9,933,070      44,038,080      53,202,185

--------------------------------------------------------------------------------------------------
END OF YEAR                            $ 6,348,326    $  8,431,071    $ 26,942,303    $ 44,038,080
--------------------------------------------------------------------------------------------------

Accumulated undistributed net
  investment income (loss),
  end of year                          $      (373)   $       --      $       (942)   $     (1,554)
                                       ===========    ============    ============    ============

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
    Shares sold                             60,085          57,220         246,404         306,517
    Shares reinvested                         --            98,962         249,354          19,824
    Shares redeemed                       (169,897)       (156,060)       (411,519)       (539,711)
                                       -----------    ------------    ------------    ------------
      NET SHARE ACTIVITY                  (109,812)            122          84,239        (213,370)
                                       ===========    ============    ============    ============

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                             CHINA REGION
                                                           OPPORTUNITY FUND
                                                    ----------------------------
                                                      YEAR ENDED     YEAR ENDED
                                                    JUNE 30, 2001  JUNE 30, 2000

INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------
    Net investment loss                              $   (94,342)   $   (90,341)
    Net realized gain (loss)                            (490,203)    (3,753,025)
    Net unrealized appreciation (depreciation)        (3,150,864)     5,299,974
                                                     -----------    -----------
      NET INCREASE (DECREASE) IN NET ASSETS
      FROM INVESTMENT OPERATIONS                      (3,735,409)     1,456,608

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------
    From net investment income                              --             --
    In excess of net investment income                  (193,723)          --
    From net capital gains                                  --             --
                                                     -----------    -----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS               (193,723)          --

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------
    Proceeds from shares sold                         7,819,909      14,920,680
    Distributions reinvested                            189,177            --
    Paid-in capital portion of
      short-term trading fee                             50,672         167,660
                                                   ------------    ------------
                                                      8,059,758      15,088,340
    Cost of shares redeemed                         (10,280,512)    (24,428,537)
                                                   ------------    ------------
      NET DECREASE IN NET ASSETS
      FROM CAPITAL SHARE TRANSACTIONS                (2,220,754)     (9,340,197)

-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                           (6,149,886)     (7,883,589)
-------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                    21,272,624      29,156,213

-------------------------------------------------------------------------------
END OF YEAR                                        $ 15,122,738    $ 21,272,624
-------------------------------------------------------------------------------

Accumulated net investment loss, end of year       $    (90,742)   $    (84,141)
                                                   ============    ============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------
    Shares sold                                       1,575,279       2,662,842
    Shares reinvested                                    39,494            --
    Shares redeemed                                  (2,020,448)     (4,405,371)
                                                   ------------    ------------
      NET SHARE ACTIVITY                               (405,675)     (1,742,529)
                                                   ============    ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           GLOBAL RESOURCES FUND               WORLD GOLD FUND
                                       ----------------------------    ------------------------------
                                        YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                       JUNE 30, 2001   JUNE 30, 2000   JUNE 30, 2001    JUNE 30, 2000
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------------------------
    Net investment loss                $   (193,864)   $   (283,731)   $    (669,231)   $  (1,066,762)
    Net realized gain (loss)              1,044,106        (297,932)     (21,690,583)        (320,733)
    Net unrealized appreciation
      (depreciation)                       (369,787)        (46,448)      12,186,833      (11,057,639)
                                       ------------    ------------    -------------    -------------
      NET INCREASE (DECREASE) IN NET
      ASSETS FROM INVESTMENT
      OPERATIONS                            480,455        (628,111)     (10,172,981)     (12,445,134)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------
    From net investment income                 --              --               --               --
    In excess of net investment
      income                                   --              --           (170,999)            --
    From net capital gains                     --              --               --               --
                                       ------------    ------------    -------------    -------------
      TOTAL DISTRIBUTIONS TO
      SHAREHOLDERS                             --              --           (170,999)            --

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------
    Proceeds from shares sold             3,164,451       5,620,772       49,630,107      191,290,603
    Distributions reinvested                   --              --            162,926             --
    Paid-in capital portion of
      short-term trading fee                  4,846           8,825           93,145          440,302
                                       ------------    ------------    -------------    -------------
                                          3,169,297       5,629,597       49,886,178      191,730,905
    Cost of shares redeemed              (5,293,107)     (8,435,080)     (54,105,732)    (218,323,617)
                                       ------------    ------------    -------------    -------------
      NET DECREASE IN NET ASSETS
      FROM CAPITAL SHARE
      TRANSACTIONS                       (2,123,810)     (2,805,483)      (4,219,554)     (26,592,712)

-----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS               (1,643,355)     (3,433,594)     (14,563,534)     (39,037,846)
-----------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                        13,530,157      16,963,751       57,019,025       96,056,871

-----------------------------------------------------------------------------------------------------
END OF YEAR                            $ 11,886,802    $ 13,530,157    $  42,455,491    $  57,019,025
-----------------------------------------------------------------------------------------------------

Accumulated net investment loss,
  end of year                          $    (48,885)   $    (23,872)   $    (777,956)   $    (731,100)
                                       ============    ============    =============    =============

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------
    Shares sold                             747,515       1,412,383        9,430,275       24,283,445
    Shares reinvested                          --              --             32,263             --
    Shares redeemed                      (1,272,110)     (2,151,343)     (10,302,544)     (27,738,964)
                                       ------------    ------------    -------------    -------------
      NET SHARE ACTIVITY                   (524,595)       (738,960)        (840,006)      (3,455,519)
                                       ============    ============    =============    =============

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                          GOLD SHARES FUND
                                                     ---------------------------
                                                     YEAR ENDED      YEAR ENDED
                                                    JUNE 30, 2001  JUNE 30, 2000

INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------
    Net investment loss                              $  (656,117)   $(1,231,055)
    Net realized loss                                 (8,191,387)      (772,712)
    Net unrealized appreciation (depreciation)         7,840,212     (2,969,200)
                                                     -----------    -----------
      NET DECREASE IN NET ASSETS
      FROM INVESTMENT OPERATIONS                      (1,007,292)    (4,972,967)

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------
    From net investment income                              --             --
    From net capital gains                                  --             --
                                                     -----------    -----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS                   --             --

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------
    Proceeds from shares sold                        31,821,623      87,441,751
    Paid-in capital portion of
      short-term trading fee                             67,626         196,253
                                                   ------------    ------------
                                                     31,889,249      87,638,004
    Cost of shares redeemed                         (34,486,050)    (95,115,129)
                                                   ------------    ------------
      NET DECREASE IN NET ASSETS
      FROM CAPITAL SHARE TRANSACTIONS                (2,596,801)     (7,477,125)

-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS                           (3,604,093)    (12,450,092)
-------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                    25,835,554      38,285,646

-------------------------------------------------------------------------------
END OF YEAR                                        $ 22,231,461    $ 25,835,554
-------------------------------------------------------------------------------

Accumulated net investment loss, end of year       $   (234,168)   $   (184,300)
                                                   ============    ============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------
    Shares sold                                      12,020,917      24,733,013
    Shares redeemed                                 (13,027,811)    (27,064,205)
                                                   ------------    ------------
        NET SHARE ACTIVITY                           (1,006,894)     (2,331,192)
                                                   ============    ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2001
--------------------------------------------------------------------------------


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Investors Funds (Trust) is organized as a Massachusetts business trust, consisting of ten separate funds (funds), as follows: U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, Equity Income, All American Equity, China Region Opportunity, Global Resources, World Gold and Gold Shares. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of China Region Opportunity, Global Resources, World Gold and Gold Shares.

 The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

 A. SECURITY VALUATIONS
 The funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and asked prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase and investments of U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds are valued at amortized cost, which approximates market value. An independent pricing service values municipal securities and long-term U.S. Government obligations using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of the fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2001
--------------------------------------------------------------------------------


 income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the funds are informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income.

 The funds may purchase securities on a when-issued or delayed-delivery basis and segregate the liquid assets on their books to collateralize the obligation until trade settlement. Such investments are accounted for in the same manner as marketable portfolio securities.

 Each fund may temporarily loan securities up to 10% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. These fees are recorded as securities lending income. The loans are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the types of securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. In the event of default or bankruptcy by the borrower, retention of the collateral may be subject to legal proceedings.

 The market value of securities on loan and the related collateral at June 30, 2001 was:

           FUND                MARKET VALUE (IN 000S)      COLLATERAL (IN 000S)
  ------------------------     ---------------------       --------------------
  Equity Income Fund                    $ 15                       $ 15
  All American Equity Fund               521                        530
  Global Resources Fund                  557                        586
  World Gold Fund                        915                        960


 D. REPURCHASE AGREEMENTS
 The funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreements with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2001
--------------------------------------------------------------------------------


 E. OPTIONS
 Some funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risk of a change in value of the underlying instruments, an illiquid secondary market, or that the counterparty may fail to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

 Option transactions during the year ended June 30, 2001 were as follows:

                                                                ALL AMERICAN
                               EQUITY INCOME FUND               EQUITY FUND              GLOBAL RESOURCES FUND
                          ---------------------------   --------------------------    --------------------------
                          NUMBER OF      PREMIUMS       NUMBER OF      PREMIUMS       NUMBER OF      PREMIUMS
                          CONTRACTS   PAID/(RECEIVED)   CONTRACTS   PAID/(RECEIVED)   CONTRACTS   PAID/(RECEIVED)
 Options outstanding at
   June 30, 2000               --       $        --         425        $ 489,650          85         $ 100,355
 Options purchased            100            39,050         130          107,595          --                --
 Options written              (25)          (25,424)        (40)         (40,679)        (65)          (66,103)
 Options sold                  --                --        (490)        (552,350)        (85)         (100,355)
 Close of written
   options                     25            25,424          40           40,679          65            66,103
 Options expired               --                --          --               --          --                --
                           ------       -----------      ------        ---------         ---         ---------
 Options outstanding at
   June 30, 2001              100       $    39,050          65        $  44,895          --         $      --
                           ======       ===========      ======        =========         ===         =========


                              WORLD GOLD FUND             GOLD SHARES FUND
                          -----------------------     ------------------------
                                       PREMIUMS                       PREMIUMS
                         NUMBER OF       PAID/        NUMBER OF         PAID/
                         CONTRACTS    (RECEIVED)      CONTRACTS      (RECEIVED)
                          ------      -----------      --------      ---------
Options outstanding at
  June 30, 2000            5,000      $ 2,722,500         1,700      $ 968,850
Options purchased          6,640          471,560         1,225        370,404
Options written             --               --
Options sold              (8,875)      (2,238,337)     (880,162)
Close of written
  options                   --               --
Options expired           (1,125)        (504,313)         (375)      (181,438)
                          ------      -----------      --------      ---------
Options outstanding at
  June 30, 2001            1,640      $   451,410           975      $ 277,654
                          ======      ===========      ========      =========


 F. FOREIGN CURRENCY TRANSACTIONS
 Some funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted to U.S. dollars at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other unrealized foreign currency gains or losses are reported separately.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2001
--------------------------------------------------------------------------------


 G. FEDERAL INCOME TAXES
 The funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

 H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

 The funds make distributions at least annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends, including short-term gains or losses, on a daily basis with payment monthly. Tax Free and Near-Term Tax Free pay monthly dividends. All American Equity and Equity Income pay quarterly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day.

 I. EXPENSES
 Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Short-term trading fees collected from temporary investors in the funds are applied as a reduction of expenses to the extent of such related costs; any excess is treated as paid-in capital. Expense offset arrangements have been made with the funds' custodian so the custodian fees may be paid indirectly by credits earned on the funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 J. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through February 28, 2002, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2001
--------------------------------------------------------------------------------


 equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the funds, is the controlling owner of the Adviser.

 For the services of the Adviser, each fund pays a management fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

                                                  ANNUAL PERCENTAGE OF
                    FUND                        AVERAGE DAILY NET ASSETS
     ---------------------------------      ------------------------------
     Gold Shares, All American Equity,      .75% of the first $250,000,000
     Equity Income and Tax Free             and .50% of the excess

     U.S. Treasury Securities Cash and      .50% of the first $250,000,000
     U.S. Government Securities             and .375% of the excess
     Savings

     World Gold and Global Resources        1.00% of the first $250,000,000
                                            and .50% of the excess

     Near-Term Tax Free                     .50%

     China Region Opportunity               1.25%

 The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the year ended June 30, 2001, were voluntarily limited as follows: All American Equity at 1.00%, Tax Free and Near-Term Tax Free at .70% and U.S. Government Securities Savings at .40%.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the funds. Each fund pays an annual fee based on its number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the funds. Brown Brothers Harriman & Co. serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the funds. Additionally, the Adviser was reimbursed at cost for in-house legal and internal administration services pertaining to each fund during the year ended June 30, 2001, in the amounts of $248,498 and $25,195, respectively.

 During the year ended June 30, 2001, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $609,793 for mailing services provided to the funds.

 The five independent Trustees receive compensation for serving on the Board. The Chairman and members of special committees receive additional compensation. Trustees are also reimbursed for out-of- pocket expenses incurred while attending

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2001
--------------------------------------------------------------------------------


 meetings. Frank E. Holmes receives no compensation from the funds for serving on the Board.

NOTE 3: INVESTMENT ACTIVITY

 Purchases and sales of long-term securities for the year ended June 30, 2001, are summarized as follows:

                   FUND                       PURCHASES          SALES
     ----------------------------------      -----------      -----------
     Near-Term Tax Free                      $ 1,990,417      $ 1,185,021
     Tax Free                                  4,650,116        3,325,917
     Equity Income                             2,804,969        4,226,736
     All American Equity                      27,517,430       32,093,487
     China Region Opportunity                    619,624        2,921,472
     Global Resources                          7,994,178       10,292,053
     World Gold                               29,014,636       34,875,294
     Gold Shares                              19,367,863       23,193,402


 U.S. Treasury Securities Cash and U.S. Government Securities Savings held only short-term investments. The funds neither purchased nor sold long-term U.S. government securities during the period.

 Investments in foreign issuers as a percent of total investments at June 30, 2001 were: 89.09% of China Region Opportunity, 40.85% of Global Resources, 80.29% of World Gold and 89.50% of Gold Shares.

 The following table presents the income tax basis of the securities owned at June 30, 2001, and the tax basis components of net unrealized appreciation or depreciation on investments:

                                                  GROSS          GROSS       NET UNREALIZED
                                  AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION
              FUND                 TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
 -----------------------------   ------------  ------------   ------------   -------------
 U.S. Treasury Securities Cash   $129,139,361   $       --    $        --     $        --
 U.S. Government Securities
   Savings                        821,298,042           --             --              --
 Near-Term Tax Free                 6,045,022      136,271         (7,039)        129,232
 Tax Free                          19,786,161      503,402        (79,493)        423,909
 Equity Income                      6,492,675      865,977       (309,356)        556,621
 All American Equity               22,706,197    5,944,418     (1,951,701)      3,992,717
 China Region Opportunity          14,467,977    3,979,337     (3,491,417)        487,920
 Global Resources                  11,645,393      822,099       (632,414)        189,685
 World Gold                        59,408,048    4,792,796    (21,718,081)    (16,925,285)
 Gold Shares                       21,092,656    2,153,650     (2,253,692)       (100,042)

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2001
--------------------------------------------------------------------------------


 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The loss carryforwards and related expiration dates for each fund, as of June 30, 2001, are as follows:

                                                       LOSS          EXPIRATION
              FUND                                CARRYFORWARDS          DATE
----------------------------------                -------------      -----------
U.S. Treasury Securities Cash                      $     18,188      2007 - 2008
U.S. Government Securities Savings                    1,510,895      2003 - 2005
Near-Term Tax Free                                      277,555      2002 - 2009
Tax Free                                                568,588      2008 - 2009
Equity Income                                            19,040             2009
China Region Opportunity                             14,607,221      2004 - 2009
Global Resources                                      8,908,962      2007 - 2008
World Gold                                           40,380,841      2007 - 2009
Gold Shares                                         157,140,323      2002 - 2009


                                 POST OCTOBER 31, 2000    POST OCTOBER 31, 2000
          FUND                      CAPITAL LOSSES        CURRENCY LOSS DEFERRAL
------------------------         ---------------------    ----------------------
Equity Income                       $    17,554                $      --
All American Equity                     666,354                       --
China Region Opportunity                541,538                     22,596
World Gold                           17,392,721                       --
Gold Shares                           5,367,075                       --


 The amounts above, in accordance with tax rules, are deemed to have occurred on July 1, 2001.

NOTE 4: RISKS OF CONCENTRATIONS

 China Region Opportunity may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

 The investment policies of Gold Shares and World Gold present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2001
--------------------------------------------------------------------------------


NOTE 5: CREDIT ARRANGEMENTS

 On March 1, 2000, each of the U.S. Global Investors Funds, along with other funds under common management, entered into revolving demand notes with Brown Brothers Harriman & Co. (BBH). On March 2, 2001, this agreement was replaced by a revolving credit facility with BBH. The following terms apply to both arrangements. Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Investors Fund has a maximum borrowing limit of 5% of its net asset value. There were no borrowings under the revolving credit facility for the year ended June 30, 2001.

NOTE 6: SHARES OF BENEFICIAL INTEREST

 At June 30, 2001, individual shareholders holding more than 5% of outstanding shares comprised 13.68% of the Near-Term Tax Free Fund and 11.78% of the Tax Free Fund.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES CASH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                        2001       2000       1999       1998       1997
NET ASSET VALUE, BEGINNING OF YEAR                       $1.00      $1.00      $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .05        .04        .04        .04        .04
  Net realized and unrealized gain                          --         --         --         --         --
                                                      --------   --------   --------   --------   --------
  Total from investment activities                         .05        .04        .04        .04        .04
                                                      --------   --------   --------   --------   --------
Distributions
  From net investment income                              (.05)      (.04)      (.04)      (.04)      (.04)
  From net realized gains                                   --         --         --         --         --
                                                      --------   --------   --------   --------   --------
  Total distributions                                     (.05)      (.04)      (.04)      (.04)      (.04)

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00      $1.00      $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                 4.59%      4.49%      3.92%      4.55%      4.35%
Ratios to Average Net Assets:
  Net investment income                                   4.62%      4.33%      3.87%      4.37%      4.22%
  Total expenses                                          1.06%      1.04%      1.01%       .96%      1.04%

Net assets, end of year (in thousands)                $130,832   $137,172   $155,767   $149,421   $231,882

U.S. GOVERNMENT SECURITIES SAVINGS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                        2001       2000       1999       1998       1997
NET ASSET VALUE, BEGINNING OF YEAR                       $1.00      $1.00      $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .05        .05        .05        .05        .05
  Net realized and unrealized gain                          --         --         --         --         --
                                                      --------   --------   --------   --------   --------
  Total from investment activities                         .05        .05        .05        .05        .05
                                                      --------   --------   --------   --------   --------
Distributions
  From net investment income                              (.05)      (.05)      (.05)      (.05)      (.05)
  From net realized gains                                   --         --         --         --         --
                                                      --------   --------   --------   --------   --------
  Total distributions                                     (.05)      (.05)      (.05)      (.05)      (.05)

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00      $1.00      $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                 5.42%      5.44%      4.90%      5.38%      5.27%
Ratios to Average Net Assets (b):
  Net investment income                                   5.41%      5.26%      4.78%      5.25%      5.13%
  Total expenses                                           .60%       .60%       .61%       .67%       .70%
  Expenses reimbursed or offset                           (.20)%     (.20)%     (.30)%     (.36)%     (.41)%
  Net expenses                                             .40%       .40%       .31%       .31%       .29%

Net assets, end of year (in thousands)                $782,242   $755,140   $790,148   $761,518   $691,769

(a) Assumes  investment  at the net asset value at the  beginning of the period,
    reinvestment  of  all  distributions  and  a  complete   redemption  of  the
    investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NEAR-TERM TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                         2001      2000      1999      1998      1997
NET ASSET VALUE, BEGINNING OF YEAR                      $10.31    $10.47    $10.64    $10.49    $10.38
--------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .43       .44       .42       .43       .48
  Net realized and unrealized gain (loss)                  .30      (.17)     (.17)      .19       .12
                                                        ------    ------    ------    ------    ------
  Total from investment activities                         .73       .27       .25       .62       .60
                                                        ------    ------    ------    ------    ------
Distributions
  From net investment income                              (.43)     (.43)     (.42)     (.47)     (.49)
  From net realized gains                                   --        --        --        --        --
                                                        ------    ------    ------    ------    ------
  Total distributions                                     (.43)     (.43)     (.42)     (.47)     (.49)

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $10.61    $10.31    $10.47    $10.64    $10.49
--------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                 7.21%     2.65%     2.35%     6.02%     5.85%
Ratios to Average Net Assets (b):
  Net investment income                                   4.15%     4.10%     3.93%     4.12%     4.67%
  Total expenses                                          2.72%     2.45%     2.25%     1.83%     1.92%
  Expenses reimbursed or offset                          (2.02)%   (1.75)%   (1.55)%   (1.13)%   (1.52)%
  Net expenses                                             .70%      .70%      .70%      .70%      .40%
Portfolio turnover rate                                     23%       24%       38%       39%      103%

Net assets, end of year (in thousands)                  $6,035    $5,222    $7,411    $8,061    $7,360

TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                        2001      2000      1999      1998      1997
NET ASSET VALUE, BEGINNING OF YEAR                     $11.38    $11.80    $12.20    $11.89    $11.58
-------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                   .53       .56       .55       .57       .59
  Net realized and unrealized gain (loss)                 .57      (.39)     (.37)      .33       .31
                                                      -------   -------   -------   -------   -------
  Total from investment activities                       1.10       .17       .18       .90       .90
                                                      -------   -------   -------   -------   -------
Distributions
  From net investment income                             (.53)     (.55)     (.55)     (.59)     (.59)
  From net realized gains                                  --      (.04)     (.03)       --        --
                                                      -------   -------   -------   -------   -------
  Total distributions                                    (.53)     (.59)     (.58)     (.59)     (.59)

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $11.95    $11.38    $11.80    $12.20    $11.89
-------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                9.81%     1.57%     1.39%     7.71%     7.93%
Ratios to Average Net Assets (b):
  Net investment income                                  4.50%     4.80%     4.54%     4.77%     5.00%
  Total expenses                                         1.53%     1.53%     1.45%     1.45%     1.46%
  Expenses reimbursed or offset                          (.83)%    (.83)%    (.75)%    (.75)%   (1.06)%
  Net expenses                                            .70%      .70%      .70%      .70%      .40%
Portfolio turnover rate                                    19%       16%       42%       49%       87%

Net assets, end of year (in thousands)                $20,248   $18,380   $24,042   $21,400   $18,327

(a) Assumes  investment  at the net asset value at the  beginning of the period,
    reinvestment  of  all  distributions  and  a  complete   redemption  of  the
    investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

EQUITY INCOME FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                         2001     2000     1999       1998      1997
NET ASSET VALUE, BEGINNING OF YEAR                      $12.38   $14.59   $15.32     $14.49    $14.94
-------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                            (.08)    (.10)     .17        .23       .31
  Net realized and unrealized gain (loss)                (1.18)    (.05)     .72       2.84      1.77
                                                       -------   ------   ------    -------    ------
  Total from investment activities                       (1.26)    (.15)     .89       3.07      2.08
                                                       -------   ------   ------    -------    ------
Distributions
  From net investment income                                --       --     (.17)      (.28)     (.27)
  From net realized gains                                   --    (2.06)   (1.45)     (1.96)    (2.26)
                                                       -------   ------   ------    -------    ------
  Total distributions                                       --    (2.06)   (1.62)     (2.24)    (2.53)

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $11.12   $12.38   $14.59     $15.32    $14.49
-------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)               (10.18)%  (1.32)%   6.50%     23.92%    15.58%
Ratios to Average Net Assets (b):
  Net investment income (loss)                            (.57)%   (.79)%   1.15%      1.54%     2.18%
  Total expenses                                          2.94%    2.72%    2.56%      2.14%     2.20%
  Expenses reimbursed or offset                             --       --       --         --      (.01)%
  Net expenses                                            2.94%    2.72%    2.56%      2.14%     2.19%
Portfolio turnover rate                                     40%      14%     101%        29%       88%

Net assets, end of year (in thousands)                  $6,348   $8,431   $9,933    $11,137    $9,615

ALL AMERICAN EQUITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                        2001      2000      1999      1998      1997

NET ASSET VALUE, BEGINNING OF YEAR                     $45.18    $44.78    $38.80    $31.34    $24.55
-------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                   .08       .33       .26       .38       .38
  Net realized and unrealized gain (loss)              (11.42)      .90      7.10      8.06      7.64
                                                      -------   -------   -------   -------   -------
  Total from investment activities                     (11.34)     1.23      7.36      8.44      8.02
                                                      -------   -------   -------   -------   -------
Distributions
  From net investment income                             (.08)     (.33)     (.25)     (.37)     (.43)
  In excess of net investment income                       --        --      (.01)     (.03)       --
  From net realized gains                               (7.51)     (.50)    (1.12)     (.58)     (.80)
  In excess of net realized gains                        (.81)       --        --        --        --
                                                      -------   -------   -------   -------   -------
  Total distributions                                   (8.40)     (.83)    (1.38)     (.98)    (1.23)

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $25.44    $45.18    $44.78    $38.80    $31.34
-------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)              (27.96)%    2.72%    19.49%    27.31%    33.68%
Ratios to Average Net Assets (b):
  Net investment income                                   .25%      .28%      .66%     1.03%     1.51%
  Total expenses                                         1.69%     1.53%     1.56%     1.61%     1.81%
  Expenses reimbursed or offset                          (.69)%    (.53)%    (.56)%    (.64)%   (1.14)%
  Net expenses                                           1.00%     1.00%     1.00%      .97%      .67%
Portfolio turnover rate                                    85%       21%       25%       24%        7%

Net assets, end of year (in thousands)                $26,942   $44,038   $53,202   $34,671   $25,478

(a) Assumes  investment  at the net asset value at the  beginning of the period,
    reinvestment  of  all  distributions  and  a  complete   redemption  of  the
    investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CHINA REGION OPPORTUNITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                        2001      2000      1999      1998      1997
NET ASSET VALUE, BEGINNING OF YEAR                      $6.11     $5.58     $4.09     $8.60     $6.43
-------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                           (.04)     (.02)     (.03)      .03       .05
  Net realized and unrealized gain (loss)               (1.09)      .55      1.55     (4.49)     2.15
                                                      -------   -------   -------   -------   -------
  Total from investment activities                      (1.13)      .53      1.52     (4.46)     2.20
                                                      -------   -------   -------   -------   -------
Distributions
  From net investment income                               --        --        --      (.05)     (.03)
  In excess of net investment income                     (.06)       --      (.03)       --        --
  From net realized gains                                  --        --        --        --        --
                                                      -------   -------   -------   -------   -------
  Total distributions                                    (.06)       --      (.03)     (.05)     (.03)

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $4.92     $6.11     $5.58     $4.09     $8.60
-------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)              (18.45)%    9.50%    37.50%  (52.06)%    34.38%
Ratios to Average Net Assets (b):
  Net investment income (loss)                           (.56)%    (.40)%   (1.18)%    .39%       .87%
  Total expenses                                         3.04%     3.10%     4.41%    2.60%      2.54%
  Expenses reimbursed or offset                            --        --        --        --      (.32)%
  Net expenses                                           3.04%     3.10%     4.41%    2.60%      2.22%
Portfolio turnover rate                                     4%       40%       13%      17%        24%

Net assets, end of year (in thousands)                $15,123   $21,273   $29,156   $19,460   $42,099

GLOBAL RESOURCES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                        2001      2000      1999      1998      1997
NET ASSET VALUE, BEGINNING OF YEAR                      $3.88     $4.01     $4.47     $7.33     $6.98
-------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                    (.06)     (.08)     (.07)     (.01)     (.05)
  Net realized and unrealized gain (loss)                 .19      (.05)     (.15)    (1.95)     1.34
                                                      -------   -------   -------   -------   -------
  Total from investment activities                        .13      (.13)     (.22)    (1.96)     1.29
                                                      -------   -------   -------   -------   -------
Distributions
  From net investment income                               --        --        --        --      (.04)
  From net realized gains                                  --        --        --      (.04)     (.90)
  In excess of net realized gains                          --        --      (.24)     (.86)       --
                                                      -------   -------   -------   -------   -------
  Total distributions                                      --        --      (.24)     (.90)     (.94)

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $4.01     $3.88     $4.01     $4.47     $7.33
-------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                3.35%    (3.24)%   (4.12)%  (29.79)%   18.96%
Ratios to Average Net Assets (b):
  Net investment loss                                   (1.47)%   (1.87)%   (1.83)%   (1.51)%    (.76)%
  Total expenses                                         3.61%     3.79%     4.34%     2.42%     2.34%
  Expenses reimbursed or offset                            --        --        --      (.04)%    (.04)%
  Net expenses                                           3.61%     3.79%     4.34%     2.38%     2.30%
Portfolio turnover rate                                    65%       55%      153%      192%       52%

Net assets, end of year (in thousands)                $11,887   $13,530   $16,964   $18,958   $29,983

(a) Assumes  investment  at the net asset value at the  beginning of the period,
    reinvestment  of  all  distributions  and  a  complete   redemption  of  the
    investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

98

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

WORLD GOLD FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                        2001      2000      1999      1998       1997
NET ASSET VALUE, BEGINNING OF YEAR                      $6.43     $7.79     $9.86     $15.95     $21.12
---------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                           (.10)     (.01)      .02       (.05)      (.12)
  Net realized and unrealized loss                      (1.03)    (1.35)    (2.08)     (5.90)     (3.94)
                                                      -------   -------   -------   --------   --------
  Total from investment activities                      (1.13)    (1.36)    (2.06)     (5.95)     (4.06)
                                                      -------   -------   -------   --------   --------
Distributions
  From net investment income                               --        --      (.01)        --      (1.11)
  In excess of net investment income                     (.02)       --        --       (.14)        --
  From net realized gains                                  --        --        --         --         --
                                                      -------   -------   -------   --------   --------
  Total distributions                                    (.02)       --      (.01)      (.14)     (1.11)

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $5.28     $6.43     $7.79      $9.86     $15.95
---------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)              (17.54)%  (17.46)%  (20.89)%   (37.41)%   (20.10)%
Ratios to Average Net Assets (b):
  Net investment income (loss)                          (1.51)%   (1.41)%     .27%      (.72)%     (.60)%
  Total expenses                                         2.86%     2.50%     2.18%      1.74%      1.54%
  Expenses reimbursed or offset                            --        --      (.06)%       --       (.02)%
  Net expenses                                           2.86%     2.50%     2.12%      1.74%      1.52%
Portfolio turnover rate                                    68%       93%      252%        43%        40%

Net assets, end of year (in thousands)                $42,455   $57,019   $96,057   $149,759   $187,466

GOLD SHARES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                        2001      2000      1999     1998*      1997*
NET ASSET VALUE, BEGINNING OF YEAR                      $2.92     $3.42     $3.79     $9.40     $18.40
-------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                           (.09)     (.15)     (.11)      .01        .40
  Net realized and unrealized loss                         --      (.35)     (.26)    (5.50)     (8.90)
                                                      -------   -------   -------   -------   --------
  Total from investment activities                       (.09)     (.50)     (.37)    (5.49)     (8.50)
                                                      -------   -------   -------   -------   --------
Distributions
  From net investment income                               --        --        --      (.11)      (.50)
  In excess of net investment income                       --        --        --      (.01)        --
  From net realized gains                                  --        --        --        --         --
                                                      -------   -------   -------   -------   --------
  Total distributions                                      --        --        --      (.12)      (.50)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $2.83     $2.92     $3.42     $3.79      $9.40
-------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)               (3.08)%  (14.62)%   (9.76)%  (58.83)%   (46.49)%
Ratios to Average Net Assets (b):
  Net investment income (loss)                          (2.93)%   (3.98)%   (2.88)%     .53%      2.68%
  Total expenses                                         5.79%     5.74%     5.59%     2.67%      1.84%
  Expenses reimbursed or offset                            --        --      (.35)%    (.20)%     (.04)%
  Net expenses                                           5.79%     5.74%     5.24%     2.47%      1.80%
Portfolio turnover rate                                    95%       82%      388%      220%        44%

Net assets, end of year (in thousands)                $22,231   $25,836   $38,286   $46,251    $79,598

* The values shown above for the periods have been adjusted to reflect the 1-for-10 reverse stock split, which was effective on July 1, 1998.

(a) Assumes  investment  at the net asset value at the  beginning of the period,
    reinvestment  of  all  distributions  and  a  complete   redemption  of  the
    investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees and Shareholders of U.S. Global Investors Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of U.S. Global Investors Funds (Trust) (comprising, respectively, U.S. Treasury Securities Cash Fund, U.S. Government Securities Savings Fund, Near-Term Tax Free Fund, Tax Free Fund, Equity Income Fund, All American Equity Fund, China Region Opportunity Fund, Global Resources Fund, World Gold Fund and Gold Shares Fund) as of June 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of U.S. Global Investors Funds as of June 30, 1999, were audited by other auditors whose report dated August 23, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting U.S. Global Investors Funds, as of June 30, 2001, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States.


Arthur Andersen LLP


Boston, MA
August 16, 2001

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


 ADDITIONAL FEDERAL TAX INFORMATION

 The percentage of tax-exempt dividends paid by the Funds for the year ended June 30, 2001, was:

     Near-Term Tax Free            93.61%
     Tax Free                      93.48%

 The percentage of ordinary income dividends paid by the Funds during the year ended June 30, 2001, which qualify for the Dividends Received Deduction available to corporate shareholders was:

     World Gold                     5.33%
     All American Equity          100.00%

 The Funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

     All American Equity       $7,626,114

 In January 2002, the Funds will report on Form 1099 the tax status of all distributions made during the calendar year 2001. Shareholders should use the information on Form 1099 for their income tax returns.


 SHAREHOLDER VOTES

 On August 16, 2000 a special meeting of the shareholders of U.S. Global Investors Funds was held. The results of the votes were fully detailed in the U.S. Global Investors Funds Semi-Annual Report dated December 31, 2000.

                   [Graphic: U.S. Global Investors logo]

                      1-800-US-FUNDS (1-800-873-8637)
                 P.O. Box 781234 San Antonio, TX 78278-1234
                         E-mail: shsvc@usfunds.com
                         Internet: www.usfunds.com
                 Distributed by U.S. Global Brokerage, Inc.